UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 21, 2011

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2011.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may also enter into inflation swap agreements with a notional amount equal to approximately 10% of the Strategy’s assets to protect against inflation risk.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 8, 10 and 12 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2011. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Index and 50% Barclays Capital 5-Year General Obligation (GO) Municipal Index; and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 70% Barclays Capital 5-Year GO Municipal Index and 30% S&P 500 Index.

For the 12-month period ended August 31, 2011, all three Strategies gained in absolute terms, but underperformed their respective blended benchmarks, before sales charges. At the component level, all equity sleeves trailed their style benchmarks. The Intermediate-Term Municipal Bond sleeve modestly boosted the performance of the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy, which also benefited from holding the Short-Term Municipal sleeve. The Inflation Linked Securities sleeve detracted from the Tax-Managed Conservative Wealth Strategy.

For the six-month period ended August 31, 2011, all three Strategies declined in absolute terms and underperformed their blended benchmarks, before sales charges. At the component level, the International Growth sleeve, which was held in all of the Strategies, was the only equity sleeve that outperformed.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

Conversely, the U.S. Value, U.S. Growth and International Value sleeves, which were also in all three Strategies, underperformed their respective benchmarks. In terms of fixed income, the Intermediate-Term Municipal Bond sleeve contributed to the Tax-Managed Balanced Wealth Strategy and the Short-Term Municipal Bond sleeve contributed to the Tax-Managed Conservative Wealth Strategy. The Intermediate Municipal Bond sleeve modestly detracted from the Tax-Managed Conservative Wealth Strategy.

The Tax-Managed Wealth Appreciation Strategy utilized futures for hedging purposes and this detracted from performance, and forward currency contracts for both hedging and investment purposes, and this contributed to performance, for both the six- and 12-month periods ended August 31, 2011. The Tax-Managed Balanced Wealth Strategy held interest rate swaps for hedging purposes, and this contributed to performance; held futures for hedging purposes and this detracted from performance; and held forward currency contracts for hedging and investment purposes and this contributed to performance, for the six- and 12-month periods. The Tax-Managed Conservative Wealth Strategy held interest rate swaps for hedging purposes, and this contributed to performance and held forward currency contracts for hedging and investment purposes and this contributed to performance, for the six- and 12-month periods. The Tax-Managed Conservative Wealth Strategy also held futures for hedging purposes and this detracted from performance for the six-month period, but added to performance for the 12-month period.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the 17-country euro area, plus slower growth in emerging markets, the global economic outlook has grown increasingly uncertain. Consequently, business and consumer confidence have eroded and the financial markets have gyrated wildly on rising volatility.

The capital markets have come under renewed pressure three years after the global financial crisis of 2008. Despite recent market behavior, equities remain attractively valued versus history and the fixed-income alternative. The Strategies are well positioned to invest opportunistically across a wide range of asset classes and market circumstances, though with a more watchful eye toward risk control in light of the recent volatility. The U.S. Value and International Value Senior Investment Management Teams have taken decisive action to position their respective portfolios to capture the large upside potential it sees in undervalued companies with strong free cash flows and companies recovering from the downturn. The U.S. Large Cap Growth and International Growth Investment

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Teams have focused their respective portfolio holdings on companies that have strong market share, strong pricing power and high reinvestment rates, as well as those that are gaining from strong secular trends.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Index, the unmanaged MSCI EAFE Index and the unmanaged Barclays Capital 5-Year GO Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The MSCI EAFE Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. The Barclays Capital 5-Year GO Municipal Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the Strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value.

Market Risk: The market values of the Strategies’ holdings rise and fall from day to day, so investments may lose value.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Foreign (non U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy*

Class A	-11.66%	12.74%

Class B**	-12.01%	11.83%

Class C	-11.99%	11.92%

Advisor Class†	-11.54%	13.13%

70% S&P 500 Index/30% MSCI EAFE Index	-8.38%	15.96%

S&P 500 Index	-7.23%	18.50%

MSCI EAFE Index	-11.12%	10.01%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% for both the six- and 12-month periods ended August 31, 2011, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/11

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/11) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy*

Class A	-3.47%	7.39%

Class B**	-3.88%	6.54%

Class C	-3.78%	6.62%

Advisor Class†	-3.33%	7.59%

50% S&P 500 Index/50% Barclays Capital 5-Year GO Municipal Index	-1.05%	11.05%

S&P 500 Index	-7.23%	18.50%

Barclays Capital 5-Year GO Municipal Index	5.36%	3.47%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% for both the six- and 12-month periods ended August 31, 2011, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 6-7.

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10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/01 TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/01 to 8/31/11) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy

Class A	-1.77%	5.19%

Class B*	-2.10%	4.46%

Class C	-2.18%	4.37%

Advisor Class†	-1.69%	5.51%

70% Barclays Capital 5-Year GO Municipal Index/30% S&P 500 Index	1.49%	8.03%

Barclays Capital 5-Year GO Municipal Index	5.36%	3.47%

S&P 500 Index	-7.23%	18.50%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 6-7.

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12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/01 TO 8/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Conservative Wealth Strategy Class A shares (from 8/31/01 to 8/31/11) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.74%	7.97%
5 Years	-2.55%	-3.40%
Since Inception*	2.79%	2.24%

Class B Shares
1 Year	11.83%	7.83%
5 Years	-3.29%	-3.29%
Since Inception*	2.04%	2.04%

Class C Shares
1 Year	11.92%	10.92%
5 Years	-3.26%	-3.26%
Since Inception*	2.07%	2.07%

Advisor Class Shares†
1 Year	13.13%	13.13%
5 Years	-2.28%	-2.28%
Since Inception*	3.09%	3.09%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.05%, 1.81%, 1.78% and 0.78% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

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14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-10.86%
5 Years	-5.61%
Since Inception*	0.94%

Class B Shares
1 Year	-11.29%
5 Years	-5.49%
Since Inception*	0.75%

Class C Shares
1 Year	-8.60%
5 Years	-5.48%
Since Inception*	0.77%

Advisor Class Shares†
1 Year	-6.71%
5 Years	-4.54%
Since Inception*	1.78%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
Returns

Class A Shares
1 Year	-10.99%
5 Years	-5.83%
Since Inception*	0.77%

Class B Shares
1 Year	-11.33%
5 Years	-5.61%
Since Inception*	0.66%

Class C Shares
1 Year	-8.64%
5 Years	-5.60%
Since Inception*	0.67%

Advisor Class Shares†
1 Year	-6.89%
5 Years	-4.80%
Since Inception*	1.57%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)

Class A Shares
1 Year	-6.83%
5 Years	-4.63%
Since Inception*	0.84%

Class B Shares
1 Year	-7.27%
5 Years	-4.54%
Since Inception*	0.67%

Class C Shares
1 Year	-5.52%
5 Years	-4.54%
Since Inception*	0.68%

Advisor Class Shares†
1 Year	-4.05%
5 Years	-3.75%
Since Inception*	1.56%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.39%	2.84%
5 Years	1.63%	0.74%
10 Years	2.48%	2.04%

Class B Shares
1 Year	6.54%	2.54%
5 Years	0.88%	0.88%
10 Years(a)	1.88%	1.88%

Class C Shares
1 Year	6.62%	5.62%
5 Years	0.90%	0.90%
10 Years	1.75%	1.75%

Advisor Class Shares†
1 Year	7.59%	7.59%
5 Years	1.91%	1.91%
Since Inception*	4.00%	4.00%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.11%, 1.83%, 1.82% and 0.82% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategy’s current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-5.51%
5 Years	-0.34%
10 Years	2.36%

Class B Shares
1 Year	-6.05%
5 Years	-0.22%
10 Years(a)	2.19%

Class C Shares
1 Year	-3.05%
5 Years	-0.20%
10 Years	2.06%

Advisor Class Shares†
1 Year	-1.02%
5 Years	0.82%
Since Inception*	3.41%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 9/2/03 for Advisor Class shares.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
Returns

Class A Shares
1 Year	-6.13%
5 Years	-0.56%
10 Years	2.18%

Class B Shares
1 Year	-6.48%
5 Years	-0.36%
10 Years(a)	2.07%

Class C Shares
1 Year	-3.49%
5 Years	-0.34%
10 Years	1.97%

Advisor Class Shares†
1 Year	-1.76%
5 Years	0.58%
Since Inception*	3.22%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)

Class A Shares
1 Year	-3.47%
5 Years	-0.22%
10 Years	2.07%

Class B Shares
1 Year	-3.86%
5 Years	-0.14%
10 Years(a)	1.91%

Class C Shares
1 Year	-1.91%
5 Years	-0.12%
10 Years	1.81%

Advisor Class Shares†
1 Year	-1.76%
5 Years	0.58%
Since Inception*	3.22%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 9/2/03 for Advisor Class shares.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.19%	0.72%
5 Years	1.97%	1.09%
10 Years	2.91%	2.47%

Class B Shares
1 Year	4.46%	0.46%
5 Years	1.25%	1.25%
10 Years(a)	2.34%	2.34%

Class C Shares
1 Year	4.37%	3.37%
5 Years	1.25%	1.25%
10 Years	2.20%	2.20%

Advisor Class Shares†
1 Year	5.51%	5.51%
5 Years	2.28%	2.28%
Since Inception*	3.35%	3.35%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.27%, 1.99%, 1.97% and 0.97% for Class A, Class B and Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategy’s current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 6-7.

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-4.82%
5 Years	0.35%
10 Years	2.43%

Class B Shares
1 Year	-5.17%
5 Years	0.50%
10 Years(a)	2.31%

Class C Shares
1 Year	-2.21%
5 Years	0.52%
10 Years	2.18%

Advisor Class Shares†
1 Year	-0.30%
5 Years	1.52%
Since Inception*	2.94%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
Returns

Class A Shares
1 Year	-5.33%
5 Years	0.03%
10 Years	2.08%

Class B Shares
1 Year	-5.46%
5 Years	0.26%
10 Years(a)	2.02%

Class C Shares
1 Year	-2.51%
5 Years	0.28%
10 Years	1.92%

Advisor Class Shares†
1 Year	-0.91%
5 Years	1.18%
Since Inception*	2.70%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)

Class A Shares
1 Year	-3.02%
5 Years	0.41%
10 Years	2.07%

Class B Shares
1 Year	-3.30%
5 Years	0.50%
10 Years(a)	1.96%

Class C Shares
1 Year	-1.38%
5 Years	0.52%
10 Years	1.85%

Advisor Class Shares†
1 Year	-0.06%
5 Years	1.43%
Since Inception*	2.67%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$883.40	$5.08	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%
Class B
Actual	$1,000	$879.90	$8.62	1.82%
Hypothetical**	$1,000	$1,016.03	$9.25	1.82%
Class C
Actual	$1,000	$880.10	$8.48	1.79%
Hypothetical**	$1,000	$1,016.18	$9.10	1.79%
Advisor Class
Actual	$1,000	$884.60	$3.71	0.78%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$965.30	$5.89	1.19%
Hypothetical**	$1,000	$1,019.21	$6.06	1.19%
Class B
Actual	$1,000	$961.20	$9.49	1.92%
Hypothetical**	$1,000	$1,015.53	$9.75	1.92%
Class C
Actual	$1,000	$962.20	$9.40	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Advisor Class
Actual	$1,000	$966.70	$4.46	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.30	$6.00	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class B
Actual	$1,000	$979.00	$9.48	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Class C
Actual	$1,000	$978.20	$9.47	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Advisor Class
Actual	$1,000	$983.10	$4.50	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $581.0

*	All data are as of August 31, 2011. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $195.6

*	All data are as of August 31, 2011. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

(continued from previous page)

*	All data are as of August 31, 2011. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy’s quality rating breakdowns are expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality break- down is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre- refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $89.3

*	All data are as of August 31, 2011. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

*	Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

(continued from previous page)

*	All data are as of August 31, 2011. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Information Technology – 16.0%
Communications Equipment – 2.3%
Aruba Networks, Inc.(a)	54,700	$1,166,751
Cisco Systems, Inc.	106,600	1,671,488
HTC Corp.	46,850	1,234,504
Juniper Networks, Inc.(a)	13,800	288,834
Motorola Solutions, Inc.(a)	9,500	399,855
QUALCOMM, Inc.	131,655	6,774,966
Riverbed Technology, Inc.(a)	75,500	1,870,890

		13,407,288

Computers & Peripherals – 4.9%
Apple, Inc.(a)	40,850	15,720,306
Dell, Inc.(a)	107,900	1,603,934
EMC Corp./Massachusetts(a)	194,212	4,387,249
Fujitsu Ltd.	114,000	578,998
Hewlett-Packard Co.	157,310	4,094,779
Logitech International SA(a)	101,587	1,188,964
Pegatron Corp.(a)	123,000	119,935
Toshiba Corp.	151,000	658,946

		28,353,111

Electronic Equipment, Instruments & Components – 0.6%
AU Optronics Corp.	1,082,660	514,254
Corning, Inc.	146,800	2,206,404
LG Display Co., Ltd.	30,720	608,257

		3,328,915

Internet Software & Services – 1.8%
Google, Inc. – Class A(a)	17,180	9,293,693
Kakaku.com, Inc.	10,300	381,992
Telecity Group PLC(a)	103,488	913,871

		10,589,556

IT Services – 0.8%
Accenture PLC	60,690	3,252,377
Visa, Inc. – Class A	17,700	1,555,476

		4,807,853

Office Electronics – 0.1%
Konica Minolta Holdings, Inc.	82,000	563,699

Semiconductors & Semiconductor Equipment – 2.0%
Advanced Semiconductor Engineering, Inc.	391,329	355,251
Applied Materials, Inc.	125,200	1,417,264
Broadcom Corp. – Class A(a)	140,315	5,002,230
Intel Corp.	46,300	932,019

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Lam Research Corp.(a)	24,100	$895,556
Marvell Technology Group Ltd.(a)	105,000	1,380,750
Micron Technology, Inc.(a)	75,800	447,978
Samsung Electronics Co., Ltd.	970	681,176
Sumco Corp.(a)	10,700	128,001
Trina Solar Ltd. (Sponsored ADR)(a)	33,200	527,216

		11,767,441

Software – 3.5%
Aveva Group PLC	18,250	465,873
Citrix Systems, Inc.(a)	82,100	4,961,303
Intuit, Inc.(a)	80,100	3,951,333
Nintendo Co., Ltd.	1,900	334,982
Oracle Corp.	225,940	6,342,136
Rovi Corp.(a)	34,508	1,687,096
SAP AG	30,000	1,636,031
Temenos Group AG(a)	40,982	900,891

		20,279,645

		93,097,508

Consumer Discretionary – 15.0%
Auto Components – 2.2%
BorgWarner, Inc.(a)	48,045	3,429,933
Bridgestone Corp.	38,600	861,159
Faurecia	7,200	210,890
GKN PLC	239,500	784,000
Johnson Controls, Inc.	109,100	3,478,108
Lear Corp.	36,000	1,720,080
Magna International, Inc. – Class A	20,600	782,308
NGK Spark Plug Co., Ltd.	25,000	324,796
Sumitomo Rubber Industries Ltd.	21,600	273,230
TRW Automotive Holdings Corp.(a)	23,300	971,377

		12,835,881

Automobiles – 1.4%
Ford Motor Co.(a)	78,600	874,032
General Motors Co.(a)	79,900	1,919,997
Mazda Motor Corp.(a)	245,000	527,697
Nissan Motor Co., Ltd.	130,300	1,198,163
Renault SA	31,900	1,296,266
Toyota Motor Corp.	40,900	1,473,435
Volkswagen AG (Preference Shares)	3,400	565,249

		7,854,839

Distributors – 0.4%
Inchcape PLC	49,070	256,746
Li & Fung Ltd.	1,254,000	2,258,835

		2,515,581

Hotels, Restaurants & Leisure – 1.2%
Las Vegas Sands Corp.(a)	32,300	1,504,211

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Shangri-La Asia Ltd.	538,500	$1,247,078
Starbucks Corp.	110,200	4,255,924

		7,007,213

Household Durables – 0.6%
Fortune Brands, Inc.	9,900	565,488
NVR, Inc.(a)	2,100	1,336,650
Sharp Corp./Japan	101,000	837,184
Sony Corp.	25,900	568,731

		3,308,053

Internet & Catalog Retail – 1.0%
Amazon.com, Inc.(a)	20,875	4,494,179
Rakuten, Inc.	1,175	1,327,469

		5,821,648

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	20,000	278,444

Media – 4.2%
Comcast Corp. – Class A	411,200	8,844,912
DIRECTV(a)	34,700	1,525,759
Gannett Co., Inc.	85,900	992,145
Informa PLC	48,200	276,258
McGraw-Hill Cos., Inc. (The)	29,800	1,254,878
Naspers Ltd.	8,900	465,373
News Corp. – Class A	74,400	1,284,888
Time Warner Cable, Inc. – Class A	29,400	1,925,700
Viacom, Inc. – Class B	50,100	2,416,824
Vivendi SA	30,250	735,508
Walt Disney Co. (The)	135,115	4,602,017

		24,324,262

Multiline Retail – 0.7%
Don Quijote Co., Ltd.	27,300	1,028,918
Kohl’s Corp.	33,700	1,561,658
Macy’s, Inc.	63,800	1,655,610

		4,246,186

Specialty Retail – 2.9%
Esprit Holdings Ltd.	164,200	462,285
Fast Retailing Co., Ltd.	11,700	2,234,426
Foot Locker, Inc.	45,800	955,846
GameStop Corp. – Class A(a)	27,200	650,896
Hennes & Mauritz AB – Class B	80,500	2,507,826
Inditex SA	15,399	1,308,697
Limited Brands, Inc.	149,516	5,642,734
Lowe’s Cos., Inc.	92,300	1,839,539
Ross Stores, Inc.	14,000	1,071,350

		16,673,599

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.4%
Cie Financiere Richemont SA	6,700	$387,351
VF Corp.	12,000	1,404,720
Yue Yuen Industrial Holdings Ltd.	92,500	255,537

		2,047,608

		86,913,314

Financials – 14.1%
Capital Markets – 1.6%
Blackstone Group LP	215,350	2,952,449
Deutsche Bank AG	23,500	950,450
Goldman Sachs Group, Inc. (The)	38,810	4,510,498
Macquarie Group Ltd.	6,700	186,402
UBS AG(a)	57,890	837,004

		9,436,803

Commercial Banks – 3.6%
Australia & New Zealand Banking Group Ltd.	19,800	431,431
Banco do Brasil SA	28,200	473,336
Banco Santander SA	42,700	394,536
Barclays PLC	351,900	972,302
BNP Paribas SA	39,199	2,016,257
Danske Bank A/S(a)	19,245	284,154
Hana Financial Group, Inc.	7,130	241,870
HSBC Holdings PLC	285,000	2,482,355
Itau Unibanco Holding SA (ADR)	49,900	906,184
KB Financial Group, Inc.	8,350	346,371
KBC Groep NV	18,300	515,437
Lloyds Banking Group PLC(a)	1,879,300	1,025,092
Mitsubishi UFJ Financial Group, Inc.	198,700	901,168
National Australia Bank Ltd.	52,200	1,331,445
Societe Generale SA	52,054	1,743,071
Standard Chartered PLC	64,740	1,470,738
Sumitomo Mitsui Financial Group, Inc.	27,700	820,131
Turkiye Is Bankasi – Class C	77,200	201,096
Turkiye Vakiflar Bankasi Tao – Class D	101,000	184,955
Wells Fargo & Co.	162,700	4,246,470

		20,988,399

Consumer Finance – 0.4%
Capital One Financial Corp.	36,000	1,657,800
Shriram Transport Finance Co., Ltd.	43,200	598,623

		2,256,423

Diversified Financial Services – 4.6%
Bank of America Corp.	117,500	959,975
Citigroup, Inc.	193,500	6,008,175
IG Group Holdings PLC	129,232	938,907
ING Groep NV(a)	188,223	1,633,280
JPMorgan Chase & Co.	404,300	15,185,508

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Moody’s Corp.	45,000	$1,387,350
ORIX Corp.	6,940	630,284

		26,743,479

Insurance – 2.9%
ACE Ltd.	28,500	1,840,530
Admiral Group PLC	69,679	1,543,951
Aegon NV(a)	173,800	782,597
AIA Group Ltd.	357,600	1,265,602
Allianz SE	14,600	1,501,903
Aviva PLC	141,600	780,295
Berkshire Hathaway, Inc.(a)	14,700	1,073,100
Chubb Corp.	13,300	823,137
MetLife, Inc.	88,700	2,980,320
Muenchener Rueckversicherungs AG	8,200	1,069,722
Prudential PLC	61,700	621,526
Travelers Cos., Inc. (The)	52,900	2,669,334

		16,952,017

Real Estate Management & Development – 0.9%
CB Richard Ellis Group, Inc. – Class A(a)	78,400	1,188,544
China Overseas Land & Investment Ltd.	198,000	423,570
Hang Lung Group Ltd.	118,000	689,323
Hang Lung Properties Ltd.	557,000	2,071,868
Mitsubishi Estate Co., Ltd.	21,000	346,729
New World Development Ltd.	214,835	273,575
Wheelock & Co., Ltd.	2,000	7,062

		5,000,671

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	56,600	820,268

		82,198,060

Energy – 12.2%
Energy Equipment & Services – 3.3%
AMEC PLC	103,820	1,537,686
FMC Technologies, Inc.(a)	55,200	2,454,192
McDermott International, Inc.(a)	20,300	292,117
Nabors Industries Ltd.(a)	12,200	224,968
Petrofac Ltd.	110,300	2,444,219
Saipem SpA	23,500	1,052,965
Schlumberger, Ltd.	101,455	7,925,665
Technip SA	9,700	945,981
Transocean Ltd./Switzerland	35,200	1,971,904

		18,849,697

Oil, Gas & Consumable Fuels – 8.9%
Afren PLC(a)	463,145	787,196
Anadarko Petroleum Corp.	71,900	5,302,625

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

BP PLC	394,500	$2,574,912
BP PLC (Sponsored ADR)	36,500	1,437,735
Chevron Corp.	51,500	5,093,865
China Petroleum & Chemical Corp. – Class H	638,000	628,585
ConocoPhillips	89,300	6,078,651
Devon Energy Corp.	35,200	2,387,616
ENI SpA	40,200	808,272
EOG Resources, Inc.	42,740	3,957,297
Gazprom OAO (Sponsored ADR)	66,500	807,975
Hess Corp.	39,500	2,343,930
JX Holdings, Inc.	131,400	836,577
LUKOIL OAO (London) (Sponsored ADR)	10,450	623,865
Marathon Oil Corp.	76,600	2,062,072
Marathon Petroleum Corp.	68,700	2,546,022
Nexen, Inc. (New York)	69,600	1,485,960
Nexen, Inc. (Toronto)	42,784	913,960
Noble Energy, Inc.	70,091	6,193,241
Occidental Petroleum Corp.	11,937	1,035,415
OMV AG	16,500	650,219
Petroleo Brasileiro SA (Sponsored ADR)	16,500	439,725
PTT PCL	18,200	199,793
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	19,069	637,653
Southern Union Co.	14,790	619,405
Suncor Energy, Inc. (Toronto)	23,833	763,688
Tesoro Corp.(a)	30,800	741,048

		51,957,302

		70,806,999

Industrials – 10.5%
Aerospace & Defense – 1.6%
BAE Systems PLC	96,100	428,819
Goodrich Corp.	18,630	1,661,423
Northrop Grumman Corp.	61,100	3,337,282
Precision Castparts Corp.	15,900	2,605,215
Saab AB	8,000	166,690
United Technologies Corp.	14,000	1,039,500

		9,238,929

Air Freight & Logistics – 1.2%
Kuehne & Nagel International AG	6,600	920,059
United Parcel Service, Inc. – Class B	89,000	5,997,710

		6,917,769

Airlines – 0.4%
Cathay Pacific Airways Ltd.	101,000	204,785
Delta Air Lines, Inc.(a)	220,000	1,656,600
Deutsche Lufthana (REG)	36,800	621,038

		2,482,423

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.1%
Asahi Glass Co., Ltd.	89,000	$876,145

Commercial Services & Supplies – 0.4%
Aggreko PLC	21,250	666,991
Edenred	4,889	133,961
Serco Group PLC	161,546	1,343,545

		2,144,497

Construction & Engineering – 0.4%
Bouygues SA	34,900	1,337,864
Larsen & Toubro Ltd.	18,600	655,344
Samsung Engineering Co., Ltd.	1,000	227,687

		2,220,895

Electrical Equipment – 0.6%
Bharat Heavy Electricals Ltd.	8,900	342,194
Furukawa Electric Co., Ltd.	90,000	316,474
Mitsubishi Electric Corp.	20,000	200,102
Rockwell Automation, Inc.	30,100	1,930,313
Sumitomo Electric Industries Ltd.	75,800	1,013,916

		3,802,999

Industrial Conglomerates – 2.6%
Cookson Group PLC	27,600	235,158
Danaher Corp.	133,648	6,122,415
General Electric Co.	402,400	6,563,144
Jardine Strategic Holdings Ltd.	6,000	188,450
Keppel Corp. Ltd.	195,000	1,506,063
SembCorp Industries Ltd.	86,000	307,973

		14,923,203

Machinery – 1.8%
Fanuc Corp.	7,700	1,281,690
Flowserve Corp.	36,867	3,478,033
Ingersoll-Rand PLC	37,800	1,266,678
Jain Irrigation Systems Ltd.	76,659	289,914
Komatsu Ltd.	32,100	856,197
Parker Hannifin Corp.	20,000	1,468,600
Stanley Black & Decker, Inc.	33,600	2,082,528

		10,723,640

Professional Services – 0.9%
Capita Group PLC (The)	293,200	3,371,342
Experian PLC	67,500	769,348
Intertek Group PLC	23,267	761,540
Randstad Holding NV	10,200	349,867

		5,252,097

Road & Rail – 0.3%
DSV A/S	24,078	503,437

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

East Japan Railway Co.	6,400	$384,366
Nippon Express Co., Ltd.	156,000	654,404

		1,542,207

Trading Companies & Distributors – 0.2%
Mitsubishi Corp.	27,000	649,668
Mitsui & Co., Ltd.	28,000	480,410

		1,130,078

		61,254,882

Health Care – 10.0%
Biotechnology – 2.0%
Amgen, Inc.	32,600	1,806,203
Celgene Corp.(a)	72,474	4,310,029
Gilead Sciences, Inc.(a)	137,160	5,470,627

		11,586,859

Health Care Equipment & Supplies – 0.5%
Cochlear Ltd.	2,800	227,205
Covidien PLC	52,170	2,722,230

		2,949,435

Health Care Providers & Services – 1.9%
Aetna, Inc.	12,400	496,372
Express Scripts, Inc. – Class A(a)	61,400	2,882,116
Health Net, Inc.(a)	29,700	733,293
Humana, Inc.	6,000	465,840
UnitedHealth Group, Inc.	79,500	3,777,840
WellPoint, Inc.	42,900	2,715,570

		11,071,031

Pharmaceuticals – 5.6%
Allergan, Inc./United States	58,900	4,818,609
Aspen Pharmacare Holdings Ltd.(a)	32,729	394,583
AstraZeneca PLC	55,175	2,612,608
AstraZeneca PLC (Sponsored ADR)	71,700	3,400,014
GlaxoSmithKline PLC	58,800	1,251,815
Johnson & Johnson	104,400	6,869,520
Merck & Co., Inc.	8,200	271,584
Novartis AG	31,730	1,851,414
Otsuka Holdings Co., Ltd.	18,200	473,773
Pfizer, Inc.	430,500	8,170,890
Roche Holding AG	8,900	1,556,290
Sanofi	13,179	961,118

		32,632,218

		58,239,543

Consumer Staples – 7.6%
Beverages – 1.0%
Anheuser-Busch InBev NV	56,078	3,095,375
Asahi Group Holdings Ltd.	32,900	687,048

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Constellation Brands, Inc. – Class A(a)	92,300	$1,824,771

		5,607,194

Food & Staples Retailing – 1.5%
Delhaize Group SA	9,217	617,634
Koninklijke Ahold NV	64,400	749,983
Kroger Co. (The)	53,900	1,269,884
Olam International Ltd.	1,407,105	3,029,017
Safeway, Inc.	10,400	190,632
Sugi Holdings Co., Ltd.	25,000	674,084
Tesco PLC	309,973	1,905,277

		8,436,511

Food Products – 1.7%
Bunge Ltd.	36,600	2,368,386
ConAgra Foods, Inc.	33,300	813,186
General Mills, Inc.	67,900	2,574,089
Sara Lee Corp.	114,700	2,069,188
Smithfield Foods, Inc.(a)	29,500	646,640
Tyson Foods, Inc. – Class A	95,900	1,675,373

		10,146,862

Household Products – 1.1%
Kimberly-Clark Corp.	3,200	221,312
Procter & Gamble Co. (The)	100,895	6,424,994

		6,646,306

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	5,200	507,832

Tobacco – 2.2%
Altria Group, Inc.	109,100	2,966,429
British American Tobacco PLC	78,260	3,481,916
Imperial Tobacco Group PLC	36,300	1,200,846
Japan Tobacco, Inc.	702	3,034,188
Lorillard, Inc.	19,000	2,116,980

		12,800,359

		44,145,064

Materials – 7.3%
Chemicals – 4.4%
Agrium, Inc. (Toronto)	7,700	660,315
Air Water, Inc.	10,000	122,036
Clariant AG(a)	8,778	98,470
DIC Corp.	111,000	244,977
Dow Chemical Co. (The)	148,230	4,217,143
Huabao International Holdings Ltd.	242,000	187,157
Incitec Pivot Ltd.	12,627	51,342
Israel Chemicals Ltd.	186,500	2,686,294
K+S AG	44,800	3,144,054

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke DSM NV	11,154	$558,785
LyondellBasell Industries NV	59,800	2,072,070
Mitsubishi Gas Chemical Co., Inc.	51,000	360,292
Monsanto Co.	84,257	5,807,835
Potash Corp. of Saskatchewan, Inc.	84,200	4,881,916
Ube Industries Ltd./Japan	81,000	256,537

		25,349,223

Metals & Mining – 2.9%
Agnico-Eagle Mines Ltd.	12,529	865,503
Alcoa, Inc.	148,000	1,895,880
Centamin Egypt Ltd.(a)	60,600	101,905
Cliffs Natural Resources, Inc.	18,300	1,516,155
Dowa Holdings Co., Ltd.	36,000	213,364
Exxaro Resources Ltd.	12,850	345,172
Hindalco Industries Ltd.(a)	51,200	169,665
JFE Holdings, Inc.	28,900	671,710
KGHM Polska Miedz SA	8,000	485,472
New Gold, Inc.(a)	15,275	207,452
Newcrest Mining Ltd.	48,500	2,086,865
OneSteel Ltd.	194,200	313,839
Rio Tinto PLC	79,800	4,864,483
Tata Steel Ltd.	16,200	165,799
ThyssenKrupp AG	28,400	953,614
Vale SA (Sponsored ADR) (Local Preference Shares)	32,600	842,058
Xstrata PLC	76,790	1,333,641

		17,032,577

		42,381,800

Telecommunication Services – 2.6%
Diversified Telecommunication Services – 2.0%
AT&T, Inc.	116,400	3,315,072
CenturyLink, Inc.	76,900	2,779,935
Nippon Telegraph & Telephone Corp.	35,800	1,676,184
Telecom Corp. of New Zealand Ltd.	141,136	311,717
Telecom Italia SpA (ordinary shares)	1,034,500	1,254,715
Telecom Italia SpA (savings shares)	228,800	250,654
Telenor ASA	18,500	308,820
Verizon Communications, Inc.	52,000	1,880,840

		11,777,937

Wireless Telecommunication Services – 0.6%
Vodafone Group PLC	653,400	1,714,688
Vodafone Group PLC (Sponsored ADR)	69,300	1,825,362

		3,540,050

		15,317,987

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.1%
Electric Utilities – 0.8%
American Electric Power Co., Inc.	27,800	$1,073,914
E.ON AG	60,500	1,321,215
Edison International	10,200	379,338
EDP – Energias de Portugal SA	182,600	599,405
NV Energy, Inc.	83,700	1,248,804
Tokyo Electric Power Co., Inc. (The)	27,300	140,013

		4,762,689

Gas Utilities – 0.4%
Gas Natural SDG SA	50,000	913,937
Tokyo Gas Co., Ltd.	25,000	115,037
UGI Corp.	36,100	1,074,336

		2,103,310

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	18,300	704,367

Multi-Utilities – 0.8%
CenterPoint Energy, Inc.	51,700	1,034,517
CMS Energy Corp.	63,700	1,254,890
DTE Energy Co.	41,400	2,093,184

		4,382,591

		11,952,957

Total Common Stocks (cost $532,566,702)		566,308,114

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $13,203,856)	13,203,856	13,203,856

Total Investments – 99.7% (cost $545,770,558)		579,511,970
Other assets less liabilities – 0.3%		1,534,301

Net Assets – 100.0%		$581,046,271

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	14	September 2011	$470,337	$461,749	$(8,588)
FTSE 100 Index Futures	2	September 2011	194,654	174,862	(19,792)
TOPIX Index Futures	3	September 2011	332,475	302,077	(30,398)

					$(58,778)

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Euro settling 11/15/11	4,320	$6,115,915	$6,200,225	$84,310
Euro settling 11/15/11	1,097	1,564,326	1,574,455	10,129
Great British Pound settling 11/15/11	504	823,850	817,464	(6,386)
Credit Suisse London Branch (GFX):
Great British Pound settling 11/15/11	2,522	4,064,556	4,090,566	26,010
Japanese Yen settling 11/15/11	83,427	1,064,191	1,090,279	26,088
Norwegian Krone settling 11/15/11	25,988	4,772,832	4,824,121	51,289
Swiss Franc settling 11/15/11	804	1,059,260	999,979	(59,281)
HSBC BankUSA:
Australian Dollar settling 11/15/11	2,523	2,617,966	2,672,492	54,526
Great British Pound settling 11/15/11	4,769	7,717,959	7,735,095	17,136
Great British Pound settling 11/15/11	613	992,054	994,257	2,203
Morgan Stanley and Co. Inc.:
Australian Dollar settling 11/15/11	890	909,402	942,734	33,332
Australian Dollar settling 11/15/11	739	755,110	782,786	27,676
Royal Bank of Canada:
Swedish Krona settling 11/15/11	16,947	2,649,010	2,661,715	12,705
Societe Generale:
Japanese Yen settling 11/15/11	133,914	1,727,900	1,750,076	22,176
Standard Chartered Bank:
Euro settling 11/15/11	3,287	4,729,116	4,717,625	(11,491)
Japanese Yen settling 11/15/11	161,095	2,110,424	2,105,295	(5,129)
State Street Bank and Trust Co.:
Canadian Dollar settling 11/15/11	280	281,801	285,435	3,634
Canadian Dollar settling 11/15/11	266	267,711	271,163	3,452
UBS AG:
Swedish Krona settling 11/15/11	14,080	2,157,524	2,211,421	53,897
Westpac Banking Corp.:
Australian Dollar settling 11/15/11	646	669,556	684,276	14,720
New Zealand Dollar settling 11/15/11	4,275	3,525,251	3,622,391	97,140
Swiss Franc settling 11/15/11	6,282	7,443,216	7,813,271	370,055

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 11/15/11	684	695,263	697,276	(2,013)
Canadian Dollar settling 11/15/11	713	724,741	726,839	(2,098)
Norwegian Krone settling 11/15/11	14,665	2,663,023	2,722,247	(59,224)
BNP Paribas SA:
Great British Pound settling 11/15/11	259	423,367	420,086	3,281
Citibank N.A.
Canadian Dollar settling 11/15/11	1,717	1,735,290	1,750,326	(15,036)
Canadian Dollar settling 11/15/11	2,054	2,075,880	2,093,867	(17,987)
Japanese Yen settling 11/15/11	376,870	4,641,754	4,925,185	(283,431)
Credit Suisse London Branch (GFX):
Swiss Franc settling 11/15/11	4,072	5,630,804	5,064,572	566,232
Deutsche Bank AG London:
Euro settling 11/15/11	447	637,690	641,551	(3,861)
Goldman Sachs International:
Euro settling 11/15/11	4,824	6,828,468	6,923,584	(95,116)
Swedish Krona settling 11/15/11	17,668	2,697,829	2,774,956	(77,127)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
HSBC BankUSA:
Great British Pound settling 11/15/11	4,470	$7,297,141	$7,250,131	$47,010
New Zealand Dollar settling 11/15/11	2,269	1,873,173	1,922,621	(49,448)
Royal Bank of Scotland PLC:
Great British Pound settling 11/15/11	7,291	11,637,639	11,825,661	(188,022)
Societe Generale:
Japanese Yen settling 11/15/11	104,627	1,350,008	1,367,334	(17,326)
Standard Chartered Bank:
Euro settling 11/15/11	614	883,382	881,236	2,146
Norwegian Krone settling 11/15/11	9,058	1,666,892	1,681,426	(14,534)
State Street Bank and Trust Co.:
Canadian Dollar settling 11/15/11	566	593,267	576,986	16,281
Westpac Banking Corp.:
Japanese Yen settling 11/15/11	63,378	822,354	828,265	(5,911)
New Zealand Dollar settling 11/15/11	2,006	1,651,141	1,699,770	(48,629)
Swiss Franc settling 11/15/11	856	1,078,235	1,064,655	13,580

				$596,958

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 53.5%
Long-Term Municipal Bonds – 53.5%
Alabama – 6.7%
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/21	$1,700	$1,823,709
Series 2010A 5.00%, 5/01/18	2,040	2,436,229
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/25	3,980	4,328,847
Jefferson Cnty AL Swr FGIC 5.125%, 2/01/42 (Pre-refunded/ETM)	1,650	1,721,412
5.25%, 2/01/24 (Pre-refunded/ETM)	1,595	1,665,818
FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	1,100	1,144,836

		13,120,851

Arizona – 0.9%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.21%, 2/01/42(a)	785	725,717
Gilbert AZ Wtr Res Mun Corp. (Gilbert AZ Wastewater Sys) Series 04 4.90%, 4/01/19	655	657,135
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	40	39,132
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	400	408,008

		1,829,992

California – 6.4%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20	1,905	2,271,808
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.00%, 7/01/20	2,450	2,882,498
California GO 5.00%, 3/01/16	2,225	2,577,351
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	1,850	2,085,875

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Bernardino Cnty CA Trnsp Auth (San Bernardino Cnty CA Trnsp Sales Tax) Series 2009-A 5.00%, 5/01/12	$2,525	$2,601,987

		12,419,519

Colorado – 0.7%
Mesa Cnty Co. Vly SD #51 GO NPFGC 5.00%, 12/01/23	1,000	1,083,380
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)	710	248,500
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(b)	260	117,000

		1,448,880

District of Columbia – 0.7%
District of Columbia GO AMBAC Series 2007 5.25%, 6/01/18	1,200	1,447,956

Florida – 5.8%
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/15-3/01/16	4,000	4,331,830
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	1,100	1,138,830
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	105	31,500
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	100	87,000
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	245	235,332
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	15	15,006
Series 2010A-2 6.125%, 5/01/35(b)(d)	35	25,395
Series 2010B 5.125%, 5/01/17(b)(d)	75	63,443
Series 4B 5.125%, 5/01/09(b)(c)(e)	25	– 0	–

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palm Beach Cnty FL Sch Brd COP NPFGC-RE 5.00%, 8/01/13	$1,030	$1,105,221
Parkway Center CDD FL Series B 5.625%, 5/01/14	130	111,506
Paseo CDD FL 5.00%, 2/01/11(b)(c)	405	144,788
Series B 4.875%, 5/01/10(b)(c)	425	151,938
Sarasota Cnty FL Sch Brd COP 5.00%, 7/01/22	1,165	1,307,841
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	1,380	1,592,354
Verano CDD FL Series B 5.00%, 11/01/13	650	590,772
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	105	91,756
Waterset North CDD FL Series B 6.55%, 11/01/15	485	295,768

		11,320,280

Guam – 0.1%
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	225	231,811

Illinois – 4.9%
Cook Cnty IL GO 5.00%, 11/15/25	3,755	4,062,234
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	3,605	3,716,431
Illinois GO NPFGC-RE 5.00%, 4/01/15	1,545	1,729,952
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	97,013

		9,605,630

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 1.1%
Indiana Bond Bank Gas (JP Morgan Chase) Series A 5.25%, 10/15/19	$1,945	$2,093,715

Louisiana – 2.8%
Louisiana GO NPFGC Series A 5.25%, 8/01/16	3,830	4,437,132
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	1,000	1,068,650

		5,505,782

Nevada – 0.1%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	35	24,764
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	245	245,329

		270,093

New Jersey – 3.0%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) NPFGC-RE Series 2006A 5.00%, 6/15/12	3,775	3,905,917
AMBAC Series A 5.50%, 12/15/13	1,775	1,953,352

		5,859,269

New York – 2.3%
New York NY GO Series 04G 5.00%, 8/01/12	1,315	1,371,045
Series E 5.00%, 8/01/15	2,625	3,043,399

		4,414,444

North Carolina – 0.5%
North Carolina Eastern Mun Pwr Agy Series A 5.00%, 1/01/15	785	885,056

Ohio – 2.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series 2007A 5.00%, 2/01/12	1,000	1,016,190

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	$1,000	$1,081,910
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp Llc) Series A 7.00%, 8/01/21	230	205,068
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	1,620	1,720,035

		4,023,203

Pennsylvania – 0.2%
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	145	144,539
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(b)	205	192,718

		337,257

Puerto Rico – 4.4%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/18	2,300	2,558,405
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/14	2,820	3,079,976
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	2,750	3,028,987

		8,667,368

South Carolina – 1.4%
South Carolina Pub Svc Auth AGM 5.00%, 1/01/14	2,450	2,704,506

Texas – 8.4%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,945	4,325,061
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21-7/01/22	2,815	3,146,702
Houston TX GO NPFGC 5.00%, 3/01/15	3,300	3,775,563

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas A & M Univ Series 2009 D 5.00%, 5/15/18	$2,765	$3,345,595
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/16	1,640	1,824,205

		16,417,126

Washington – 1.0%
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/24	1,815	2,046,757

Total Municipal Obligations (cost $100,532,008)		104,649,495

	Shares
COMMON STOCKS – 44.2%
Information Technology – 7.4%
Communications Equipment – 1.0%
Aruba Networks, Inc.(f)	8,300	177,039
Cisco Systems, Inc.	16,200	254,016
HTC Corp.	7,300	192,356
Juniper Networks, Inc.(f)	1,400	29,302
Motorola Solutions, Inc.(f)	2,186	92,009
QUALCOMM, Inc.	20,020	1,030,229
Riverbed Technology, Inc.(f)	11,525	285,590

		2,060,541

Computers & Peripherals – 2.2%
Apple, Inc.(f)	6,205	2,387,870
Dell, Inc.(f)	21,900	325,544
EMC Corp./Massachusetts(f)	30,365	685,945
Fujitsu Ltd.	19,000	96,500
Hewlett-Packard Co.	22,600	588,278
Logitech International SA(f)	15,740	184,220
Pegatron Corp.(f)	18,000	17,551
Toshiba Corp.	22,000	96,005

		4,381,913

Electronic Equipment, Instruments & Components – 0.3%
AU Optronics Corp.	138,070	65,582
Corning, Inc.	23,100	347,193
LG Display Co., Ltd.	5,400	106,920

		519,695

Internet Software & Services – 0.8%
Google, Inc. – Class A(f)	2,610	1,411,906

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Kakaku.com, Inc.	1,600	$59,338
Telecity Group PLC(f)	15,984	141,150

		1,612,394

IT Services – 0.4%
Accenture PLC	9,262	496,351
Visa, Inc. – Class A	2,705	237,715

		734,066

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	10,000	68,744

Semiconductors & Semiconductor Equipment – 0.9%
Advanced Semiconductor Engineering, Inc.	57,974	52,629
Applied Materials, Inc.	19,500	220,740
Broadcom Corp. – Class A(f)	21,346	760,985
Intel Corp.	4,000	80,520
Lam Research Corp.(f)	3,900	144,924
Marvell Technology Group Ltd.(f)	16,000	210,400
Powertech Technology, Inc.	11,000	26,660
Samsung Electronics Co., Ltd.	160	112,359
Sumco Corp.(f)	2,600	31,103
Trina Solar Ltd. (Sponsored ADR)(f)	5,500	87,340

		1,727,660

Software – 1.8%
Aveva Group PLC	2,830	72,242
Citrix Systems, Inc.(f)	12,575	759,907
Intuit, Inc.(f)	12,210	602,319
Microsoft Corp.	14,700	391,020
Nintendo Co., Ltd.	300	52,892
Oracle Corp.	34,800	976,836
Rovi Corp.(f)	5,271	257,699
SAP AG	4,600	250,858
Temenos Group AG(f)	6,302	138,535

		3,502,308

		14,607,321

Consumer Discretionary – 6.8%
Auto Components – 1.0%
BorgWarner, Inc.(f)	7,330	523,289
Bridgestone Corp.	6,000	133,859
Faurecia	1,509	44,199
GKN PLC	42,700	139,778
Johnson Controls, Inc.	16,600	529,208
Lear Corp.	5,800	277,124
Magna International, Inc. – Class A	2,400	91,142
NGK Spark Plug Co., Ltd.	5,000	64,959
Sumitomo Rubber Industries Ltd.	2,800	35,419

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

TRW Automotive Holdings Corp.(f)	5,200	$216,788

		2,055,765

Automobiles – 0.6%
Ford Motor Co.(f)	13,000	144,560
General Motors Co.(f)	12,100	290,763
Mazda Motor Corp.(f)	38,000	81,847
Nissan Motor Co., Ltd.	20,000	183,908
Renault SA	4,900	199,113
Toyota Motor Corp.	5,600	201,742
Volkswagen AG (Preference Shares)	500	83,125

		1,185,058

Distributors – 0.2%
Inchcape PLC	9,300	48,660
Li & Fung Ltd.	192,000	345,850

		394,510

Hotels, Restaurants & Leisure – 0.6%
Las Vegas Sands Corp.(f)	4,925	229,357
Shangri-La Asia Ltd.	85,833	198,775
Starbucks Corp.	16,900	652,678

		1,080,810

Household Durables – 0.2%
NVR, Inc.(f)	375	238,688
Sharp Corp./Japan	18,000	149,201
Sony Corp.	3,700	81,247

		469,136

Internet & Catalog Retail – 0.5%
Amazon.com, Inc.(f)	3,195	687,852
Rakuten, Inc.	180	203,357

		891,209

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	4,300	59,865

Media – 1.8%
Comcast Corp. – Class A	61,750	1,328,243
DIRECTV(f)	4,900	215,453
Gannett Co., Inc.	8,900	102,795
McGraw-Hill Cos., Inc. (The)	4,900	206,339
Naspers Ltd.	1,400	73,205
News Corp. – Class A	11,000	189,970
Time Warner Cable, Inc. – Class A	4,500	294,750
Viacom, Inc. – Class B	6,900	332,856
Vivendi SA	4,680	113,791
Walt Disney Co. (The)	20,670	704,020

		3,561,422

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.1%
Don Quijote Co., Ltd.	4,100	$154,526

Specialty Retail – 1.6%
Esprit Holdings Ltd.	24,400	68,695
Fast Retailing Co., Ltd.	1,900	362,856
Foot Locker, Inc.	14,500	302,615
GameStop Corp. – Class A(f)	4,800	114,864
Gap, Inc. (The)	11,200	185,024
Hennes & Mauritz AB – Class B	12,350	384,741
Inditex SA	2,380	202,266
Limited Brands, Inc.	23,022	868,850
Lowe’s Cos., Inc.	14,000	279,020
Ross Stores, Inc.	2,100	160,703
TJX Cos., Inc.	4,600	251,252

		3,180,886

Textiles, Apparel & Luxury Goods – 0.2%
Cie Financiere Richemont SA	1,010	58,392
VF Corp.	1,805	211,293
Yue Yuen Industrial Holdings Ltd.	18,500	51,107

		320,792

		13,353,979

Financials – 6.4%
Capital Markets – 0.7%
Blackstone Group LP	31,975	438,377
Deutsche Bank AG	1,700	68,756
Goldman Sachs Group, Inc. (The)	5,930	689,185
Macquarie Group Ltd.	1,000	27,821
Morgan Stanley	5,600	98,000
UBS AG(f)	8,963	129,592

		1,451,731

Commercial Banks – 1.6%
Australia & New Zealand Banking Group Ltd.	3,100	67,547
Banco do Brasil SA	4,300	72,175
Banco Santander SA	6,600	60,982
Barclays PLC	40,700	112,454
BNP Paribas SA	6,674	343,287
Danske Bank A/S(f)	2,260	33,369
Hana Financial Group, Inc.	900	30,531
HSBC Holdings PLC	42,900	373,660
Itau Unibanco Holding SA (ADR)	7,700	139,832
KB Financial Group, Inc.	1,388	57,576
KBC Groep NV	2,700	76,048
Lloyds Banking Group PLC(f)	223,400	121,857
Mitsubishi UFJ Financial Group, Inc.	14,400	65,309
National Australia Bank Ltd.	8,500	216,806

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Regions Financial Corp.	6,200	$28,148
Societe Generale SA	7,705	258,008
Standard Chartered PLC	10,030	227,858
Sumitomo Mitsui Financial Group, Inc.	5,000	148,038
Turkiye Is Bankasi – Class C	13,700	35,687
Turkiye Vakiflar Bankasi Tao – Class D	28,000	51,275
Wells Fargo & Co.	27,300	712,530

		3,232,977

Consumer Finance – 0.1%
Capital One Financial Corp.	2,300	105,915
Shriram Transport Finance Co., Ltd.	5,500	76,213

		182,128

Diversified Financial Services – 2.1%
Bank of America Corp.	13,700	111,929
Citigroup, Inc.	29,300	909,765
IG Group Holdings PLC	20,698	150,377
ING Groep NV(f)	28,934	251,071
JPMorgan Chase & Co.	61,675	2,316,513
Moody’s Corp.	6,800	209,644
ORIX Corp.	1,050	95,360

		4,044,659

Insurance – 1.4%
ACE Ltd.	4,700	303,526
Admiral Group PLC	10,759	238,399
Aegon NV(f)	26,900	121,127
AIA Group Ltd.	54,400	192,530
Allianz SE	2,300	236,601
Aviva PLC	20,000	110,211
Berkshire Hathaway, Inc.(f)	2,000	146,000
Chubb Corp.	3,600	222,804
MetLife, Inc.	13,200	443,520
Muenchener Rueckversicherungs AG	1,300	169,590
Prudential PLC	9,600	96,704
Travelers Cos., Inc. (The)	8,000	403,680

		2,684,692

Real Estate Management & Development – 0.4%
CB Richard Ellis Group, Inc. – Class A(f)	11,890	180,252
China Overseas Land & Investment Ltd.	30,000	64,177
Hang Lung Group Ltd.	18,200	106,319
Hang Lung Properties Ltd.	85,000	316,174
Mitsubishi Estate Co., Ltd.	3,000	49,533
New World Development Ltd.	29,682	37,798

		754,253

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	8,800	$127,533

		12,477,973

Energy – 5.4%
Energy Equipment & Services – 1.4%
AMEC PLC	15,811	234,178
FMC Technologies, Inc.(f)	8,600	382,356
McDermott International, Inc.(f)	4,200	60,438
Petrofac Ltd.	16,700	370,068
Saipem SpA	3,600	161,305
Schlumberger, Ltd.	15,140	1,182,737
Technip SA	1,546	150,772
Transocean Ltd./Switzerland	5,300	296,906

		2,838,760

Oil, Gas & Consumable Fuels – 4.0%
Afren PLC(f)	75,786	128,812
Anadarko Petroleum Corp.	10,950	807,562
BP PLC	61,300	400,107
BP PLC (Sponsored ADR)	5,500	216,645
Chevron Corp.	8,100	801,171
China Petroleum & Chemical Corp. – Class H	68,000	66,997
ConocoPhillips	13,600	925,752
Devon Energy Corp.	5,300	359,499
ENI SpA	8,200	164,871
EOG Resources, Inc.	6,515	603,224
Gazprom OAO (Sponsored ADR)	10,600	128,790
JX Holdings, Inc.	19,500	124,150
LUKOIL OAO (London) (Sponsored ADR)	1,550	92,535
Marathon Oil Corp.	13,000	349,960
Marathon Petroleum Corp.	10,400	385,424
Newfield Exploration Co.(f)	1,200	61,260
Nexen, Inc. (New York)	13,500	288,225
Nexen, Inc. (Toronto)	6,455	137,893
Noble Energy, Inc.	10,761	950,842
Occidental Petroleum Corp.	1,742	151,101
OMV AG	2,700	106,399
Penn West Petroleum Ltd.	1,210	22,660
Petroleo Brasileiro SA (Sponsored ADR)	2,500	66,625
PTT PCL	5,000	54,888
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,969	99,281
Suncor Energy, Inc. (Toronto)	3,732	119,586
Tesoro Corp.(f)	4,900	117,894

		7,732,153

		10,570,913

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 4.8%
Aerospace & Defense – 0.7%
BAE Systems PLC	14,900	$66,487
Goodrich Corp.	2,890	257,730
Northrop Grumman Corp.	8,400	458,808
Precision Castparts Corp.	2,430	398,156
United Technologies Corp.	2,085	154,811

		1,335,992

Air Freight & Logistics – 0.5%
Kuehne & Nagel International AG	998	139,124
United Parcel Service, Inc. – Class B	13,725	924,928

		1,064,052

Airlines – 0.2%
Cathay Pacific Airways Ltd.	16,000	32,441
Delta Air Lines, Inc.(f)	33,500	252,255
Deutsche Lufthansa (REG)	5,700	96,194

		380,890

Building Products – 0.1%
Asahi Glass Co., Ltd.	14,000	137,820

Commercial Services & Supplies – 0.1%
Aggreko PLC	3,312	103,956
Edenred	598	16,385
Serco Group PLC	25,053	208,361

		328,702

Construction & Engineering – 0.2%
Bouygues SA	5,700	218,505
Larsen & Toubro Ltd.	2,900	102,177
Samsung Engineering Co., Ltd.	200	45,538

		366,220

Electrical Equipment – 0.3%
Bharat Heavy Electricals Ltd.	1,400	53,828
Furukawa Electric Co., Ltd.	10,000	35,164
Mitsubishi Electric Corp.	3,000	30,015
Rockwell Automation, Inc.	4,580	293,716
Sumitomo Electric Industries Ltd.	11,200	149,813

		562,536

Industrial Conglomerates – 1.2%
Cookson Group PLC	6,700	57,086
Danaher Corp.	20,446	936,631
General Electric Co.	61,200	998,172
Keppel Corp. Ltd.	25,800	199,264
SembCorp Industries Ltd.	28,000	100,270

		2,291,423

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.9%
FANUC Corp.	1,200	$199,744
Flowserve Corp.	5,624	530,568
Ingersoll-Rand PLC	5,300	177,603
Jain Irrigation Systems Ltd.	12,200	46,139
Komatsu Ltd.	5,000	133,364
Parker Hannifin Corp.	5,300	389,179
Stanley Black & Decker, Inc.	5,105	316,408

		1,793,005

Professional Services – 0.4%
Capita Group PLC (The)	45,000	517,429
Experian PLC	10,800	123,096
Intertek Group PLC	3,587	117,404
Randstad Holding NV	1,200	41,161

		799,090

Road & Rail – 0.1%
DSV A/S	3,825	79,975
East Japan Railway Co.	900	54,052
Nippon Express Co., Ltd.	15,000	62,923

		196,950

Trading Companies & Distributors – 0.1%
Mitsubishi Corp.	4,400	105,872
Mitsui & Co., Ltd.	2,500	42,894

		148,766

		9,405,446

Health Care – 4.5%
Biotechnology – 0.9%
Amgen, Inc.	3,600	199,458
Celgene Corp.(f)	11,197	665,886
Gilead Sciences, Inc.(f)	20,340	811,260

		1,676,604

Health Care Equipment & Supplies – 0.2%
Cochlear Ltd.	450	36,515
Covidien PLC	7,920	413,266

		449,781

Health Care Providers & Services – 0.8%
Express Scripts, Inc. – Class A(f)	9,475	444,756
Health Net, Inc.(f)	5,800	143,202
UnitedHealth Group, Inc.	12,000	570,240
WellPoint, Inc.	6,400	405,120

		1,563,318

Pharmaceuticals – 2.6%
Allergan, Inc./United States	8,955	732,609
Aspen Pharmacare Holdings Ltd.(f)	4,934	59,485

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

AstraZeneca PLC	8,500	$402,486
AstraZeneca PLC (Sponsored ADR)	11,200	531,104
GlaxoSmithKline PLC	9,100	193,733
Johnson & Johnson	15,900	1,046,220
Merck & Co., Inc.	1,400	46,368
Novartis AG	5,140	299,914
Otsuka Holdings Co., Ltd.	2,200	57,269
Pfizer, Inc.	67,000	1,271,660
Roche Holding AG	1,400	244,810
Sanofi	2,357	171,891

		5,057,549

		8,747,252

Consumer Staples – 3.5%
Beverages – 0.4%
Anheuser-Busch InBev NV	8,571	473,099
Asahi Group Holdings Ltd.	3,600	75,179
Constellation Brands, Inc. – Class A(f)	12,600	249,102

		797,380

Food & Staples Retailing – 0.7%
Delhaize Group SA	1,500	100,515
Koninklijke Ahold NV	9,900	115,293
Kroger Co. (The)	13,800	325,128
Olam International Ltd.	218,136	469,572
Safeway, Inc.	2,200	40,326
Sugi Holdings Co., Ltd.	4,000	107,854
Tesco PLC	47,945	294,698

		1,453,386

Food Products – 0.9%
Bunge Ltd.	6,600	427,086
ConAgra Foods, Inc.	6,800	166,056
General Mills, Inc.	9,900	375,309
Premier Foods PLC(f)	82,400	17,424
Sara Lee Corp.	22,400	404,096
Smithfield Foods, Inc.(f)	4,500	98,640
Tyson Foods, Inc. – Class A	15,000	262,050

		1,750,661

Household Products – 0.5%
Kimberly-Clark Corp.	1,300	89,908
Procter & Gamble Co. (The)	12,775	813,512

		903,420

Personal Products – 0.0%
Estee Lauder Cos., Inc. (The) – Class A	800	78,128

Tobacco – 1.0%
Altria Group, Inc.	16,900	459,511

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

British American Tobacco PLC	11,989	$533,410
Imperial Tobacco Group PLC	5,650	186,909
Japan Tobacco, Inc.	108	466,798
Lorillard, Inc.	2,900	323,118

		1,969,746

		6,952,721

Materials – 3.3%
Chemicals – 2.0%
Agrium, Inc. (Toronto)	1,100	94,331
Air Water, Inc.	2,000	24,407
Dow Chemical Co. (The)	22,525	640,836
Huabao International Holdings Ltd.	50,000	38,669
Israel Chemicals Ltd.	28,400	409,066
K+S AG	6,780	475,819
Koninklijke DSM NV	2,273	113,871
LyondellBasell Industries NV	9,000	311,850
Mitsubishi Gas Chemical Co., Inc.	8,000	56,516
Monsanto Co.	12,807	882,786
Potash Corp. of Saskatchewan, Inc.	12,925	749,391
Ube Industries Ltd./Japan	5,000	15,836

		3,813,378

Metals & Mining – 1.3%
Agnico-Eagle Mines Ltd.	1,899	131,183
Alcoa, Inc.	26,000	333,060
Centamin Egypt Ltd.(f)	13,400	22,533
Cliffs Natural Resources, Inc.	3,000	248,550
Dowa Holdings Co., Ltd.	8,000	47,414
Exxaro Resources Ltd.	1,990	53,455
Hindalco Industries Ltd.(f)	7,900	26,179
JFE Holdings, Inc.	5,100	118,537
KGHM Polska Miedz SA	1,000	60,684
New Gold, Inc.(f)	3,441	46,733
Newcrest Mining Ltd.	7,500	322,711
OneSteel Ltd.	15,600	25,211
Rio Tinto PLC	12,316	750,764
Tata Steel Ltd.	2,500	25,586
ThyssenKrupp AG	3,000	100,734
Vale SA (Sponsored ADR) (Local Preference Shares)	5,000	129,150
Xstrata PLC	10,330	179,405

		2,621,889

		6,435,267

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	17,700	504,096

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

CenturyLink, Inc.	11,600	$419,340
Nippon Telegraph & Telephone Corp.	5,800	271,561
Telecom Corp. of New Zealand Ltd.	16,100	35,559
Telecom Italia SpA (ordinary shares)	146,500	177,685
Telecom Italia SpA (savings shares)	54,100	59,267
Telenor ASA	2,900	48,410
Verizon Communications, Inc.	8,200	296,594

		1,812,512

Wireless Telecommunication Services – 0.4%
Vodafone Group PLC	101,487	266,328
Vodafone Group PLC (Sponsored ADR)	15,600	410,904

		677,232

		2,489,744

Utilities – 0.8%
Electric Utilities – 0.3%
E.ON AG	9,400	205,280
Edison International	1,400	52,066
EDP – Energias de Portugal SA	31,500	103,402
NV Energy, Inc.	11,800	176,056
Pepco Holdings, Inc.	7,300	142,204
Tokyo Electric Power Co., Inc. (The)	2,600	13,335

		692,343

Gas Utilities – 0.1%
Gas Natural SDG SA	7,700	140,746
Tokyo Gas Co., Ltd.	4,000	18,406

		159,152

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc.	4,000	153,960

Multi-Utilities – 0.3%
CMS Energy Corp.	9,400	185,180
DTE Energy Co.	6,900	348,864

		534,044

		1,539,499

Total Common Stocks (cost $79,229,836)		86,580,115

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

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Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g) (cost $3,623,134)	3,623,134	$3,623,134

Total Investments – 99.6% (cost $183,384,978)		194,852,744
Other assets less liabilities – 0.4%		712,653

Net Assets – 100.0%		$195,565,397

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	3	September 2011	$122,826	$98,946	$(23,880)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Euro settling 11/15/11	659	$932,960	$945,821	$12,861
Credit Suisse London Branch (GFX):
Great British Pound settling 11/15/11	399	643,044	647,159	4,115
Norwegian Krone settling 11/15/11	4,092	751,517	759,593	8,076
HSBC BankUSA:
Australian Dollar settling 11/15/11	382	396,378	404,634	8,256
Great British Pound settling 11/15/11	678	1,097,248	1,099,684	2,436
Royal Bank of Canada:
Swedish Krona settling 11/15/11	3,038	474,874	477,151	2,277
Standard Chartered Bank:
Euro settling 11/15/11	505	726,560	724,795	(1,765)
State Street Bank and Trust Co.:
Australian Dollar settling 11/15/11	146	149,393	154,651	5,258
Australian Dollar settling 11/15/11	136	139,160	144,058	4,898
Australian Dollar settling 11/15/11	161	166,313	170,539	4,226
Canadian Dollar settling 11/15/11	53	53,341	54,029	688
Euro settling 11/15/11	118	167,126	169,358	2,232
Euro settling 11/15/11	35	49,532	50,233	701
Great British Pound settling 11/15/11	108	174,444	175,171	727
Great British Pound settling 11/15/11	115	187,135	186,525	(610)
Japanese Yen settling 11/15/11	11,908	150,509	155,621	5,112
Japanese Yen settling 11/15/11	17,733	228,665	231,746	3,081

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 11/15/11	20,626	$270,062	$269,554	$(508)
Swedish Krona settling 11/15/11	1,676	255,634	263,234	7,601
Swiss Franc settling 11/15/11	179	235,263	222,632	(12,631)
Westpac Banking Corp.:
New Zealand Dollar settling 11/15/11	743	612,693	629,576	16,883
Swiss Franc settling 11/15/11	824	976,315	1,024,854	48,539

Sale Contracts
Barclays Bank PLC Wholsale:
Norwegian Krone settling 11/15/11	1,920	348,653	356,407	(7,754)
Citibank NA:
Canadian Dollar settling 11/15/11	377	381,016	384,317	(3,301)
Japanese Yen settling 11/15/11	53,101	654,024	693,959	(39,935)
Credit Suisse London Branch (GFX):
Swiss Franc settling 11/15/11	534	738,421	664,166	74,255
Goldman Sachs International:
Euro settling 11/15/11	707	1,000,773	1,014,713	(13,940)
Swedish Krona settling 11/15/11	2,637	402,659	414,170	(11,511)
HSBC BankUSA
Great British Pound settling 11/15/11	664	1,083,960	1,076,977	6,983
Royal Bank of Scotland PLC:
Great British Pound settling 11/15/11	1,077	1,719,070	1,746,843	(27,773)
State Street Bank and Trust Co.:
Canadian Dollar settling 11/15/11	67	67,887	68,301	(414)
Canadian Dollar settling 11/15/11	89	90,178	90,728	(550)
Canadian Dollar settling 11/15/11	292	294,780	297,668	(2,888)
Euro settling 11/15/11	85	122,294	121,995	299
Euro settling 11/15/11	103	146,375	147,829	(1,454)
Great British Pound settling 11/15/11	108	175,744	175,171	573
Great British Pound settling 11/15/11	47	74,725	76,232	(1,507)
Japanese Yen settling 11/15/11	3,878	50,325	50,680	(355)
Japanese Yen settling 11/15/11	18,163	234,210	237,366	(3,156)
New Zealand Dollar settling 11/15/11	83	69,068	70,330	(1,262)
New Zealand Dollar settling 11/15/11	370	304,958	313,517	(8,559)
New Zealand Dollar settling 11/15/11	290	233,694	245,730	(12,036)
Norwegian Krone settling 11/15/11	416	75,409	77,221	(1,812)
Norwegian Krone settling 11/15/11	1,426	262,478	264,707	(2,229)
Swiss Franc settling 11/15/11	155	194,506	192,782	1,724

				$65,851

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$970	2/12/12	SIFMA	*	3.548%	$16,036

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

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(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Fair valued.

(f)	Non-income producing security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2011, the Strategy held 53.7% of its total investments in municipal bonds. Of the total investments in municipal bonds, 39.4% is insured (11.0% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

PUD – Public Utility District

REG – Registered Shares

SD – School District

SID – Special Improvement District

SSA – Special Services Area

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2011

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 71.5%
Long-Term Municipal Bonds – 71.2%
Alabama – 2.9%
Alabama Pub Sch & Clg Auth
Series 2009 A
5.00%, 5/01/12	$1,065	$1,097,823
NPFGC-RE
5.00%, 12/01/21	400	429,108
Jefferson Cnty AL Swr
FGIC Series 02
5.00%, 2/01/41 (Pre-refunded/ETM)	1,000	1,040,760

		2,567,691

Arizona – 2.0%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital)
1.21%, 2/01/42(a)	235	217,253
Arizona Trans Brd Fed Hwy Grant
AMBAC Series 2004B
5.00%, 7/01/15	565	628,670
Pima Cnty AZ Swr
Series 2011A
5.00%, 7/01/12	910	939,465

		1,785,388

California – 2.1%
California Dept Wtr Res Pwr
Series 2010
5.00%, 5/01/13	1,020	1,097,561
California Statewide CDA (California General Fund Obl)
Series 2009
5.00%, 6/15/13	735	788,883

		1,886,444

Colorado – 1.8%
Adonea Met Dist #2 CO
4.375%, 12/01/15	505	494,849
Denver CO City & Cnty Arpt (Denver Intl Airport)
5.25%, 11/15/18	500	572,960
Regional Trnsp Dist CO COP
AMBAC
5.00%, 12/01/12	555	579,881

		1,647,690

Delaware – 1.6%
Delaware Trnsp Auth
NPFGC Series 2003
5.00%, 7/01/12	1,380	1,433,737

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.4%
Metro Washington Arpt Auth VA
Series 2010B
5.00%, 10/01/16	$275	$313,725

Florida – 5.7%
Dade Cnty FL SD GO
NPFGC Series 94
5.00%, 8/01/12	1,000	1,035,300
Florida Brd of Ed GO (Florida GO) NPFGC-RE Series 2005A 5.00%, 6/01/15	560	643,490
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	910	1,078,876
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/14	130	142,512
Series 2010A 5.00%, 7/01/16	365	411,837
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/19	1,140	1,335,271
Sunshine St Govtl Fing Commn FL (Miami-dade Cnty Fl Non-Ad Valorem) 5.00%, 9/01/13	410	445,137

		5,092,423

Georgia – 3.5%
Fulton & De Kalb Cnty GA Hosp AGM 5.00%, 1/01/13	1,500	1,583,730
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009 B 5.25%, 3/15/24	550	583,643
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	430	500,886
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	385	419,839

		3,088,098

Illinois – 0.7%
Illinois GO AMBAC Series B 5.00%, 3/01/14	600	657,228

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.3%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	$150	$159,708
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	75	83,560

		243,268

Louisiana – 1.2%
Louisiana Offshore Term Auth (Loop, Inc.) 1.60%, 10/01/37	330	330,977
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	265	283,192
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	479,453

		1,093,622

Massachusetts – 3.7%
Boston MA GO 4.00%, 4/01/13	1,175	1,242,445
Massachusetts GO Series 2011B 4.00%, 8/01/13	1,115	1,191,890
AGM Series 2006C 4.044%, 11/01/19(b)	300	286,842
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/16	540	599,103

		3,320,280

Michigan – 1.9%
Detroit MI Swr Disp AGM 0.765%, 7/01/32(b)	410	278,595
Michigan Trunk Line Spl Tax AGM Series 05B 5.00%, 9/01/11	1,440	1,440,000

		1,718,595

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.6%
Minnesota GO Series 2010D 5.00%, 8/01/24	$490	$576,103

Mississippi – 0.3%
Mississippi Business Fin Corp. (Mississippi Power Co.) 2.25%, 12/01/40	245	246,338

Missouri – 1.2%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	630	660,813
St. Louis MO Arpt (Lambert-St. Louis Intl Airport) 5.50%, 7/01/16	375	419,798

		1,080,611

Nevada – 2.6%
Clark Cnty NV SD GO Series 2003D 5.50%, 6/15/13	780	843,898
AGM Series C 5.00%, 6/15/19	750	823,627
Nevada GO Series 2008C 5.00%, 6/01/15	565	648,117

		2,315,642

New Jersey – 1.8%
New Jersey EDA (New Jersey Trnst Pj Lease) Series 2008A 5.00%, 5/01/17	420	480,253
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) NPFGC Series A 5.25%, 12/15/12	1,100	1,161,666

		1,641,919

New Mexico – 0.6%
New Mexico Severance Tax Series 2010D 4.00%, 7/01/13	500	532,030

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 7.2%
Metropolitan Trnsp Auth NY (New York St Lease Mta Svc Cont) NPFGC-RE Series B 5.50%, 7/01/12	$445	$463,886
New York NY GO Series 04G 5.00%, 8/01/12	685	714,195
Series C 5.25%, 8/01/17	160	192,467
Series E 5.00%, 8/01/15	720	834,761
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	280	323,982
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/18	1,000	1,163,310
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	1,365	1,415,601
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	540	646,666
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/16	550	639,991

		6,394,859

North Carolina – 1.7%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/17	225	235,829
Series C 5.30%, 1/01/15	800	844,640
North Carolina Mun Pwr Agy #1 5.50%, 1/01/13 (Pre-refunded/ETM)	140	149,540
Series A 5.50%, 1/01/13	295	313,924

		1,543,933

Ohio – 4.0%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	515	521,999

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Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2006A 5.00%, 1/01/16	$490	$535,433
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	585	632,917
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.25%, 12/01/25	285	320,702
Ohio Turnpike Comm (Ohio Turnpike) AGM Series 2001B 5.50%, 2/15/12	1,355	1,385,948
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	140	148,645

		3,545,644

Oregon – 1.0%
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	890	917,252

Pennsylvania – 4.2%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	245	249,652
Pennsylvania GO NPFGC 5.00%, 2/01/15	435	480,701
Pennsylvania Turnpike Comm Series 2009 B 5.00%, 6/01/21	715	780,008
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	874,320
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12	1,020	1,060,137
Pittsburgh PA GO 5.00%, 9/01/14	285	310,097

		3,754,915

Puerto Rico – 3.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	750	802,935

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico GO 5.25%, 7/01/12	$700	$722,274
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	400	416,420
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 3.802%, 7/01/28(b)	280	202,715
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	605	666,377

		2,810,721

Rhode Island – 0.8%
Rhode Island Higher Ed Svgs Tr (Rhode Island Dot Fed Hwy Grant) Series 2009A 5.25%, 6/15/18	600	703,854

Texas – 9.2%
Austin TX Utils Sys AGM 5.00%, 11/15/13	555	608,469
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	1,010	1,156,177
Garland TX ISD GO Series 2005 5.00%, 2/15/13	700	748,027
Lower Colorado River Auth TX 5.00%, 5/15/24	295	328,836
Mansfield TX ISD GO 5.00%, 2/15/25	610	693,552
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) Series 2007 5.50%, 8/01/22	460	475,217
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	540	648,070
Spring TX ISD GO 5.00%, 8/15/24	600	691,968
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,400	1,446,326
Texas PFA (Texas Workforce Commission) Series 2010A 5.00%, 7/01/13	1,200	1,300,644

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(b)	$110	$110,776

		8,208,062

Washington – 3.8%
King Cnty WA Swr 5.00%, 1/01/29	625	680,725
Washington St GO 5.00%, 2/01/23-1/01/26	1,770	2,058,249
Series 2009A 5.00%, 7/01/15	570	663,150

		3,402,124

Wisconsin – 1.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	1,000	1,044,860

Total Long-Term Municipal Bonds (cost $61,380,449)		63,567,056

Short-Term Municipal Notes – 0.3%
Colorado – 0.3%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.18%, 9/01/35(c) (cost $300,000)	300	300,000

Total Municipal Obligations (cost $61,680,449)		63,867,056

	Shares
COMMON STOCKS – 28.1%
Information Technology – 4.7%
Communications Equipment – 0.7%
Aruba Networks, Inc.(d)	2,425	51,725
Cisco Systems, Inc.	4,800	75,264
HTC Corp.	2,050	54,018
Juniper Networks, Inc.(d)	600	12,558
Motorola Solutions, Inc.(d)	425	17,888
QUALCOMM, Inc.	5,760	296,410
Riverbed Technology, Inc.(d)	3,335	82,641

		590,504

Computers & Peripherals – 1.4%
Apple, Inc.(d)	1,790	688,846
Dell, Inc.(d)	5,200	77,298
EMC Corp./Massachusetts(d)	8,543	192,986
Fujitsu Ltd.	6,000	30,474
Hewlett-Packard Co.	7,400	192,622

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Logitech International SA(d)	4,480	$52,433
Toshiba Corp.	6,000	26,183
Wistron Corp.	13,649	17,160

		1,278,002

Electronic Equipment, Instruments & Components – 0.2%
AU Optronics Corp.	48,710	23,137
Corning, Inc.	6,700	100,701
LG Display Co., Ltd.	1,500	29,700

		153,538

Internet Software & Services – 0.5%
Google, Inc. – Class A(d)	750	405,720
Kakaku.com, Inc.	400	14,835
Telecity Group PLC(d)	3,700	32,673

		453,228

IT Services – 0.3%
Accenture PLC	2,655	142,282
Visa, Inc. – Class A	780	68,546

		210,828

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	4,500	30,935

Semiconductors & Semiconductor Equipment – 0.5%
Advanced Semiconductor Engineering, Inc.	17,838	16,193
Applied Materials, Inc.	5,800	65,656
Broadcom Corp. – Class A(d)	6,150	219,248
Intel Corp.	1,100	22,143
Lam Research Corp.(d)	1,100	40,876
Marvell Technology Group Ltd.(d)	4,375	57,531
Samsung Electronics Co., Ltd.	40	28,090
Trina Solar Ltd. (Sponsored ADR)(d)	1,500	23,820

		473,557

Software – 1.1%
Aveva Group PLC	860	21,953
Citrix Systems, Inc.(d)	3,620	218,756
Intuit, Inc.(d)	3,520	173,642
Microsoft Corp.	2,700	71,820
Nintendo Co., Ltd.	100	17,631
Oracle Corp.	10,030	281,542
Rovi Corp.(d)	1,510	73,824
SAP AG	1,310	71,440
Temenos Group AG(d)	1,760	38,689

		969,297

		4,159,889

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 4.5%
Auto Components – 0.6%
BorgWarner, Inc.(d)	2,115	$150,990
Bridgestone Corp.	1,700	37,927
Faurecia	300	8,787
GKN PLC	10,000	32,735
Johnson Controls, Inc.	4,780	152,386
Lear Corp.	1,800	86,004
Magna International, Inc. – Class A	900	34,178
NGK Spark Plug Co., Ltd.	1,000	12,992
Sumitomo Rubber Industries Ltd.	800	10,120
TRW Automotive Holdings Corp.(d)	1,100	45,859

		571,978

Automobiles – 0.4%
Ford Motor Co.(d)	3,750	41,700
General Motors Co.(d)	3,600	86,508
Mazda Motor Corp.(d)	11,000	23,692
Nissan Motor Co., Ltd.	5,900	54,253
Renault SA	1,400	56,889
Toyota Motor Corp.	1,600	57,641
Volkswagen AG (Preference Shares)	100	16,625

		337,308

Distributors – 0.1%
Inchcape PLC	3,100	16,220
Li & Fung Ltd.	54,000	97,270

		113,490

Hotels, Restaurants & Leisure – 0.3%
Las Vegas Sands Corp.(d)	1,415	65,897
Shangri-La Asia Ltd.	23,833	55,193
Starbucks Corp.	4,835	186,728

		307,818

Household Durables – 0.2%
NVR, Inc.(d)	115	73,198
Sharp Corp./Japan	4,000	33,156
Sony Corp.	1,300	28,546

		134,900

Internet & Catalog Retail – 0.3%
Amazon.com, Inc.(d)	920	198,067
Rakuten, Inc.	52	58,747

		256,814

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	800	11,138

Media – 1.3%
Comcast Corp. – Class A	18,125	389,869

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

DIRECTV(d)	2,300	$101,131
Fairfax Media Ltd.	12,300	11,202
Gannett Co., Inc.	2,700	31,185
Informa PLC	2,200	12,609
McGraw-Hill Cos., Inc. (The)	1,400	58,954
Naspers Ltd.	400	20,916
News Corp. – Class A	7,700	132,979
Time Warner Cable, Inc. – Class A	1,300	85,150
Viacom, Inc. – Class B	2,400	115,776
Vivendi SA	1,260	30,636
Walt Disney Co. (The)	5,955	202,827

		1,193,234

Multiline Retail – 0.2%
Don Quijote Co., Ltd.	1,200	45,227
Kohl’s Corp.	2,000	92,680

		137,907

Specialty Retail – 1.0%
Esprit Holdings Ltd.	7,100	19,989
Fast Retailing Co., Ltd.	500	95,488
Foot Locker, Inc.	2,100	43,827
GameStop Corp. – Class A(d)	1,200	28,716
Gap, Inc. (The)	5,700	94,164
Hennes & Mauritz AB – Class B	3,540	110,282
Inditex SA	690	58,640
Limited Brands, Inc.	6,209	234,328
Lowe’s Cos., Inc.	4,100	81,713
TJX Cos., Inc.	1,400	76,468

		843,615

Textiles, Apparel & Luxury Goods – 0.1%
Cie Financiere Richemont SA	310	17,922
VF Corp.	525	61,457

		79,379

		3,987,581

Financials – 3.9%
Capital Markets – 0.5%
Blackstone Group LP	9,450	129,560
Deutsche Bank AG	1,000	40,445
Goldman Sachs Group, Inc. (The)	1,695	196,993
Macquarie Group Ltd.	300	8,346
Morgan Stanley	1,600	28,000
UBS AG(d)	2,598	37,563

		440,907

Commercial Banks – 1.0%
Australia & New Zealand Banking Group Ltd.	1,000	21,790
Banco do Brasil SA	1,100	18,464

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Banco Santander SA	2,000	$18,479
Barclays PLC	10,700	29,564
BNP Paribas SA	1,824	93,820
Fifth Third Bancorp	900	9,558
Hana Financial Group, Inc.	300	10,177
HSBC Holdings PLC	12,500	108,875
Itau Unibanco Holding SA (ADR)	2,200	39,952
KB Financial Group, Inc.	439	18,210
KBC Groep NV	900	25,349
Lloyds Banking Group PLC(d)	65,700	35,837
Mitsubishi UFJ Financial Group, Inc.	3,300	14,967
National Australia Bank Ltd.	2,400	61,216
Regions Financial Corp.	1,800	8,172
Societe Generale SA	2,318	77,620
Standard Chartered PLC	2,884	65,518
Sumitomo Mitsui Financial Group, Inc.	1,600	47,372
Turkiye Is Bankasi – Class C	3,900	10,159
Turkiye Vakiflar Bankasi Tao – Class D	7,800	14,284
Wells Fargo & Co.	7,500	195,750

		925,133

Consumer Finance – 0.1%
Capital One Financial Corp.	700	32,235
Shriram Transport Finance Co., Ltd.	1,900	26,328

		58,563

Diversified Financial Services – 1.3%
Bank of America Corp.	4,000	32,680
Citigroup, Inc.	8,400	260,820
IG Group Holdings PLC	5,963	43,323
ING Groep NV(d)	9,100	78,964
JPMorgan Chase & Co.	17,675	663,873
Moody’s Corp.	1,900	58,577
ORIX Corp.	270	24,521

		1,162,758

Insurance – 0.8%
Admiral Group PLC	3,157	69,953
Aegon NV(d)	8,200	36,924
AIA Group Ltd.	16,200	57,334
Allianz SE	600	61,722
Aviva PLC	6,700	36,921
Berkshire Hathaway, Inc.(d)	650	47,450
Chubb Corp.	1,000	61,890
MetLife, Inc.	3,885	130,536
Muenchener Rueckversicherungs AG	375	48,920
Prudential PLC	2,950	29,716
Travelers Cos., Inc. (The)	2,800	141,288

		722,654

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.2%
CB Richard Ellis Group, Inc. – Class A(d)	3,450	$52,302
China Overseas Land & Investment Ltd.	8,000	17,114
Hang Lung Group Ltd.	5,000	29,209
Hang Lung Properties Ltd.	25,000	92,992
New World Development Ltd.	14,187	18,066

		209,683

		3,519,698

Energy – 3.3%
Energy Equipment & Services – 0.9%
AMEC PLC	4,670	69,168
FMC Technologies, Inc.(d)	2,440	108,482
McDermott International, Inc.(d)	1,500	21,585
Petrofac Ltd.	4,880	108,140
Saipem SpA	1,050	47,047
Schlumberger, Ltd.	4,460	348,415
Technip SA	443	43,203
Transocean Ltd./Switzerland	1,600	89,632

		835,672

Oil, Gas & Consumable Fuels – 2.4%
Afren PLC(d)	21,859	37,153
Anadarko Petroleum Corp.	3,170	233,788
BP PLC	17,800	116,181
BP PLC (Sponsored ADR)	1,600	63,024
Chevron Corp.	1,600	158,256
China Petroleum & Chemical Corp. – Class H	20,000	19,705
ConocoPhillips	4,000	272,280
Devon Energy Corp.	1,550	105,136
ENI SpA	1,900	38,202
EOG Resources, Inc.	1,880	174,069
Gazprom OAO (Sponsored ADR)	3,100	37,665
JX Holdings, Inc.	4,900	31,197
LUKOIL OAO (London) (Sponsored ADR)	400	23,880
Marathon Oil Corp.	3,600	96,912
Marathon Petroleum Corp.	3,100	114,886
Nexen, Inc. (New York)	4,300	91,805
Nexen, Inc. (Toronto)	1,843	39,371
Noble Energy, Inc.	3,079	272,060
Occidental Petroleum Corp.	522	45,278
OMV AG	800	31,526
Petroleo Brasileiro SA (Sponsored ADR)	700	18,655
PTT PCL	1,400	15,369
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	828	27,688
Suncor Energy, Inc. (Toronto)	1,046	33,517
Tesoro Corp.(d)	1,300	31,278

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Valero Energy Corp.	850	$19,312

		2,148,193

		2,983,865

Industrials – 3.1%
Aerospace & Defense – 0.5%
BAE Systems PLC	4,300	19,188
Goodrich Corp.	815	72,682
Northrop Grumman Corp.	2,700	147,474
Precision Castparts Corp.	700	114,695
Raytheon Co.	1,050	45,391
United Technologies Corp.	605	44,921

		444,351

Air Freight & Logistics – 0.3%
Kuehne & Nagel International AG	280	39,033
United Parcel Service, Inc. – Class B	3,955	266,527

		305,560

Airlines – 0.1%
Cathay Pacific Airways Ltd.	5,000	10,138
Delta Air Lines, Inc.(d)	9,400	70,782
Deutsche Lufthansa (REG)	1,600	27,001

		107,921

Building Products – 0.0%
Asahi Glass Co., Ltd.	4,000	39,377

Commercial Services & Supplies – 0.1%
Aggreko PLC	948	29,756
Edenred	400	10,960
Serco Group PLC	7,270	60,463

		101,179

Construction & Engineering – 0.1%
Bouygues SA	1,575	60,377
Samsung Engineering Co., Ltd.	50	11,384

		71,761

Electrical Equipment – 0.2%
Furukawa Electric Co., Ltd.	5,000	17,582
Mitsubishi Electric Corp.	1,000	10,005
Rockwell Automation, Inc.	1,332	85,421
Sumitomo Electric Industries Ltd.	3,000	40,129

		153,137

Industrial Conglomerates – 0.8%
Bidvest Group Ltd.	800	17,913
Cookson Group PLC	1,200	10,224
Danaher Corp.	5,888	269,729
General Electric Co.	17,900	291,949

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Keppel Corp. Ltd.	9,200	$71,056
SembCorp Industries Ltd.	3,000	10,743

		671,614

Machinery – 0.6%
FANUC Corp.	400	66,581
Flowserve Corp.	1,615	152,359
Ingersoll-Rand PLC	1,600	53,616
Komatsu Ltd.	1,400	37,342
Parker Hannifin Corp.	1,600	117,488
Stanley Black & Decker, Inc.	1,480	91,731

		519,117

Professional Services – 0.3%
Capita Group PLC (The)	12,900	148,330
Experian PLC	3,100	35,333
Intertek Group PLC	1,030	33,712
Randstad Holding NV	800	27,441

		244,816

Road & Rail – 0.1%
DSV A/S	1,055	22,059
East Japan Railway Co.	200	12,011
Nippon Express Co., Ltd.	3,000	12,585

		46,655

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	1,300	31,280
Mitsui & Co., Ltd.	700	12,010

		43,290

		2,748,778

Health Care – 3.0%
Biotechnology – 0.6%
Amgen, Inc.	1,000	55,405
Celgene Corp.(d)	3,184	189,352
Gilead Sciences, Inc.(d)	6,015	239,909

		484,666

Health Care Equipment & Supplies – 0.2%
Cochlear Ltd.	130	10,549
Covidien PLC	2,285	119,231

		129,780

Health Care Providers & Services – 0.5%
Aetna, Inc.	600	24,018
Express Scripts, Inc. – Class A(d)	2,710	127,207
Health Net, Inc.(d)	1,600	39,504
UnitedHealth Group, Inc.	3,400	161,568
WellPoint, Inc.	1,900	120,270

		472,567

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.7%
Allergan, Inc./United States	2,585	$211,479
Aspen Pharmacare Holdings Ltd.(d)	1,430	17,240
AstraZeneca PLC	2,418	114,495
AstraZeneca PLC (Sponsored ADR)	3,200	151,744
GlaxoSmithKline PLC	2,500	53,223
Johnson & Johnson	4,600	302,680
Merck & Co., Inc.	3,300	109,296
Novartis AG	1,450	84,606
Otsuka Holdings Co., Ltd.	400	10,413
Pfizer, Inc.	20,000	379,600
Roche Holding AG	400	69,946
Sanofi	702	51,196

		1,555,918

		2,642,931

Consumer Staples – 2.2%
Beverages – 0.3%
Anheuser-Busch InBev NV	2,485	137,166
Asahi Group Holdings Ltd.	1,000	20,883
Constellation Brands, Inc. – Class A(d)	4,100	81,057

		239,106

Food & Staples Retailing – 0.5%
Delhaize Group SA	400	26,804
Koninklijke Ahold NV	2,800	32,608
Kroger Co. (The)	4,000	94,240
Olam International Ltd.	63,636	136,987
Safeway, Inc.	600	10,998
Sugi Holdings Co., Ltd.	1,100	29,660
Tesco PLC	13,736	84,429

		415,726

Food Products – 0.6%
Bunge Ltd.	1,700	110,007
ConAgra Foods, Inc.	2,100	51,282
General Mills, Inc.	2,970	112,593
Sara Lee Corp.	6,700	120,868
Smithfield Foods, Inc.(d)	1,500	32,880
Tyson Foods, Inc. – Class A	4,400	76,868

		504,498

Household Products – 0.2%
Procter & Gamble Co. (The)	3,405	216,830

Personal Products – 0.0%
Estee Lauder Cos., Inc. (The) – Class A	230	22,462

Tobacco – 0.6%
Altria Group, Inc.	4,900	133,231

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

British American Tobacco PLC	3,459	$153,897
Imperial Tobacco Group PLC	1,570	51,937
Japan Tobacco, Inc.	33	142,633
Lorillard, Inc.	850	94,707

		576,405

		1,975,027

Materials – 2.1%
Chemicals – 1.2%
Agrium, Inc. (Toronto)	300	25,727
Air Water, Inc.	1,000	12,204
DIC Corp.	7,000	15,449
Dow Chemical Co. (The)	6,555	186,490
Huabao International Holdings Ltd.	12,000	9,280
Israel Chemicals Ltd.	8,300	119,551
K+S AG	2,000	140,360
Koninklijke DSM NV	593	29,708
LyondellBasell Industries NV	2,600	90,090
Mitsubishi Gas Chemical Co., Inc.	2,000	14,129
Monsanto Co.	3,694	254,627
Potash Corp. of Saskatchewan, Inc.	3,690	213,946
Ube Industries Ltd./Japan	4,000	12,668

		1,124,229

Metals & Mining – 0.9%
Agnico-Eagle Mines Ltd.	549	37,925
Alcoa, Inc.	6,100	78,141
Centamin Egypt Ltd.(d)	3,800	6,390
Cliffs Natural Resources, Inc.	1,200	99,420
Dowa Holdings Co., Ltd.	2,000	11,854
Exxaro Resources Ltd.	570	15,311
Hindalco Industries Ltd.(d)	2,200	7,290
JFE Holdings, Inc.	1,300	30,215
KGHM Polska Miedz SA	300	18,205
New Gold, Inc.(d)	1,200	16,298
Newcrest Mining Ltd.	2,200	94,662
OneSteel Ltd.	9,800	15,838
Rio Tinto PLC	3,625	220,974
Tata Steel Ltd.	700	7,164
ThyssenKrupp AG	900	30,220
Vale SA (Sponsored ADR) (Local Preference Shares)	1,600	41,328
Xstrata PLC	3,090	53,665

		784,900

		1,909,129

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	5,200	148,096
CenturyLink, Inc.	3,300	119,295

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Telegraph & Telephone Corp.	1,600	$74,913
Telecom Corp. of New Zealand Ltd.	5,500	12,147
Telecom Italia SpA (ordinary shares)	28,100	34,082
Telecom Italia SpA (savings shares)	28,200	30,894
Telenor ASA	800	13,354

		432,781

Wireless Telecommunication Services – 0.2%
Vodafone Group PLC	28,925	75,907
Vodafone Group PLC (Sponsored ADR)	4,200	110,628

		186,535

		619,316

Utilities – 0.6%
Electric Utilities – 0.3%
E.ON AG	2,700	58,963
Edison International	2,000	74,380
EDP – Energias de Portugal SA	9,000	29,544
NV Energy, Inc.	5,000	74,600
Pepco Holdings, Inc.	2,200	42,856

		280,343

Gas Utilities – 0.1%
Gas Natural SDG SA	2,300	42,041
Tokyo Gas Co., Ltd.	1,000	4,601
UGI Corp.	1,000	29,760

		76,402

Independent Power Producers & Energy Traders – 0.0%
Constellation Energy Group, Inc.	1,100	42,339

Multi-Utilities – 0.2%
CMS Energy Corp.	2,700	53,190
DTE Energy Co.	1,700	85,952

		139,142

		538,226

Total Common Stocks (cost $23,005,790)		25,084,440

WARRANTS – 0.1%
Industrials – 0.1%
Construction & Engineering – 0.1%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(d)(e)	800	28,125

Electrical Equipment – 0.0%
Bharat Heavy Electricals Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(d)(e)	400	15,442

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.0%
Jain Irrigation Systems Ltd., Deutsche Bank AG London, expiring 5/21/18(d)(e)	3,500	$13,166

		56,733

Financials – 0.0%
Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp., Merrill Lynch Int’l, expiring 8/19/15(d)	2,500	36,192

Total Warrants (cost $97,925)		92,925

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $95,452)	95,452	95,452

Total Investments – 99.8% (cost $84,879,616)		89,139,873
Other assets less liabilities – 0.2%		146,533

Net Assets – 100.0%		$89,286,406

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	1	September 2011	$39,664	$32,982		$(6,682)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 11/15/11	101	$104,712	$106,985	$2,273
Australian Dollar settling 11/15/11	42	42,976	44,488	1,512
Australian Dollar settling 11/15/11	41	41,953	43,429	1,476
Australian Dollar settling 11/15/11	32	33,056	33,896	840
Canadian Dollar settling 11/15/11	14	14,090	14,272	182
Euro settling 11/15/11	177	250,497	254,037	3,540
Euro settling 11/15/11	39	55,236	55,974	738
Euro settling 11/15/11	28	39,626	40,187	561

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Euro settling 11/15/11	26	$36,729	$36,886	$157
Euro settling 11/15/11	142	204,304	203,804	(500)
Great British Pound settling 11/15/11	130	209,365	210,854	1,489
Great British Pound settling 11/15/11	193	311,737	313,037	1,300
Great British Pound settling 11/15/11	17	27,459	27,574	115
Great British Pound settling 11/15/11	31	50,445	50,280	(165)
Great British Pound settling 11/15/11	28	45,624	45,415	(209)
Japanese Yen settling 11/15/11	4,439	56,666	58,012	1,346
Japanese Yen settling 11/15/11	4,646	59,910	60,717	807
Japanese Yen settling 11/15/11	11,518	150,809	150,525	(284)
New Zealand Dollar settling 11/15/11	231	190,101	195,736	5,635
Norwegian Krone settling 11/15/11	1,204	221,838	223,497	1,659
Swedish Krona settling 11/15/11	684	104,328	107,430	3,102
Swedish Krona settling 11/15/11	614	96,481	96,436	(45)
Swiss Franc settling 11/15/11	252	298,670	313,426	14,756
Swiss Franc settling 11/15/11	38	49,287	46,641	(2,646)

Sale Contracts
Royal Bank of Scotland PLC:
Great British Pound settling 11/15/11	351	560,254	569,306	(9,052)
State Street Bank and Trust Co.:
Canadian Dollar settling 11/15/11	21	22,012	21,408	604
Canadian Dollar settling 11/15/11	19	19,252	19,369	(117)
Canadian Dollar settling 11/15/11	39	39,516	39,757	(241)
Canadian Dollar settling 11/15/11	83	83,790	84,611	(821)
Canadian Dollar settling 11/15/11	93	93,885	94,805	(920)
Euro settling 11/15/11	39	56,217	55,974	243
Euro settling 11/15/11	26	37,408	37,316	92
Euro settling 11/15/11	26	36,341	36,885	(544)
Euro settling 11/15/11	217	307,275	311,877	(4,602)
Great British Pound settling 11/15/11	195	318,156	316,281	1,875
Great British Pound settling 11/15/11	17	27,663	27,573	90
Japanese Yen settling 11/15/11	2,976	38,620	38,892	(272)
Japanese Yen settling 11/15/11	8,576	110,587	112,077	(1,490)
Japanese Yen settling 11/15/11	15,309	188,583	200,068	(11,485)
New Zealand Dollar settling 11/15/11	27	22,468	22,878	(410)
New Zealand Dollar settling 11/15/11	103	84,893	87,276	(2,383)
New Zealand Dollar settling 11/15/11	101	81,390	85,582	(4,192)
Norwegian Krone settling 11/15/11	97	17,914	18,006	(92)
Norwegian Krone settling 11/15/11	400	73,626	74,251	(625)
Norwegian Krone settling 11/15/11	606	109,572	112,491	(2,919)
Swedish Krona settling 11/15/11	705	107,155	110,728	(3,573)
Swiss Franc settling 11/15/11	156	215,905	194,026	21,879
Swiss Franc settling 11/15/11	17	21,333	21,144	189

				$18,873

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$3,500	7/29/13	1.830%	CPI	#	$(130,841)
Barclays Bank	3,000	8/11/15	2.030%	CPI	#	(131,468)
Barclays Bank	500	7/19/17	2.0375%	CPI	#	8,456
Morgan Stanley	1,000	12/14/14	2.100%	CPI	#	(7,783)
Morgan Stanley	1,500	10/31/18	1.960%	CPI	#	(11,072)

						$(272,708)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(b)	Variable rate coupon, rate shown as of August 31, 2011.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $56,733 or 0.1% of net assets.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2011, the Strategy held 71.6% of its total investments in municipal bonds. Of the total investments in municipal bonds, 28.9% is insured (5.6% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

REG – Registered Shares

SD – School District

See notes to financial statements.

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2011

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $532,566,702, $179,761,844 and $84,784,164, respectively)	$566,308,114		$191,229,610		$89,044,421
Affiliated issuers (cost $13,203,856, $3,623,134 and $95,452, respectively)	13,203,856		3,623,134		95,452
Cash(a)	97,031		10,602		3,113
Foreign currencies, at value (cost $822,400, $205,719 and $57,992, respectively)	824,395		205,879		58,022
Receivable for investment securities sold and foreign currency transactions	2,753,295		345,020		98,627
Unrealized appreciation of forward currency exchange contracts	1,559,008		221,801		66,460
Interest and dividends receivable	1,477,321		1,367,673		748,242
Receivable for shares of beneficial interest sold	1,131,924		65,372		69,282
Receivable for variation margin on futures contracts	18,316		2,808		894
Unrealized appreciation on interest rate swap contracts	– 0	–	16,036		8,456

Total assets	587,373,260		197,087,935		90,192,969

Liabilities
Due to custodian	– 0	–	– 0	–	60
Payable for investment securities purchased and foreign currency transactions	4,051,342		392,117		111,680
Unrealized depreciation of forward currency exchange contracts	962,050		155,950		47,587
Payable for shares of beneficial interest redeemed	846,046		667,214		287,125
Advisory fee payable	312,066		91,333		18,590
Audit fee payable	44,089		46,252		51,850
Distribution fee payable	35,073		83,274		39,781
Transfer Agent fee payable	11,529		9,389		3,732
Unrealized depreciation on interest rate swap contracts	– 0	–	– 0	–	281,164
Accrued expenses and other liabilities	64,794		77,009		64,994

Total liabilities	6,326,989		1,522,538		906,563

Net Assets	$581,046,271		$195,565,397		$89,286,406

Composition of Net Assets
Shares of beneficial interest, at par	$510		$164		$81
Additional paid-in capital	684,952,770		201,254,753		88,405,047
Undistributed net investment income	5,809,360		836,465		253,498
Accumulated net realized loss on investment and foreign currency transactions	(144,039,020)		(18,062,985)		(3,375,056)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	34,322,651		11,537,000		4,002,836

Net Assets	$581,046,271		$195,565,397		$89,286,406

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value
Class A	$39,440,654	3,472,077	$11.36	*

Class B	$7,297,563	654,967	$11.14

Class C	$22,611,181	2,026,194	$11.16

Advisor Class	$511,696,873	44,825,545	$11.42

Tax-Managed Balanced Wealth Strategy
Class A	$115,446,106	9,719,021	$11.88	*

Class B	$19,605,782	1,649,824	$11.88

Class C	$43,256,974	3,629,075	$11.92

Advisor Class	$17,256,535	1,450,817	$11.89

Tax-Managed Conservative Wealth Strategy
Class A	$54,035,052	4,941,244	$10.94	*

Class B	$7,758,306	691,112	$11.23

Class C	$22,580,335	2,008,882	$11.24

Advisor Class	$4,912,713	448,294	$10.96

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $11.86, $12.41 and $11.43, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts of $81,955, $9,340 and $3,113, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2011.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2011

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $387,982, $65,858 and $18,696, respectively)	$11,918,023		$2,037,198		$584,213
Affiliated issuers	7,927		2,877		2,037
Interest	264		4,386,100		2,189,728

Total income	11,926,214		6,426,175		2,775,978

Expenses
Advisory fee (see Note B)	4,076,521		1,227,930		568,011
Distribution fee – Class A	139,455		403,513		187,187
Distribution fee – Class B	91,870		232,659		100,517
Distribution fee – Class C	286,204		502,711		258,275
Transfer agency – Class A	15,775		107,858		47,674
Transfer agency – Class B	6,140		24,670		10,814
Transfer agency – Class C	11,491		43,885		21,712
Transfer agency – Advisor Class	168,276		12,029		3,806
Custodian	228,629		167,140		144,954
Registration fees	91,752		70,851		68,306
Audit	62,951		62,107		62,744
Printing	59,790		97,625		32,169
Trustees’ fees	54,516		52,644		54,509
Legal	48,234		51,840		45,074
Miscellaneous	34,450		24,239		24,940

Total expenses	5,376,054		3,081,701		1,630,692
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(155,242)

Net expenses	5,376,054		3,081,701		1,475,450

Net investment income	6,550,160		3,344,474		1,300,528

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	52,235,656		16,390,880		5,199,944
Futures contracts	(54,844)		(14,696)		2,258
Swap contracts	– 0	–	32,133		(31,000)
Foreign currency transactions	709,679		148,955		30,594
Net change in unrealized appreciation/depreciation of:
Investments(a)	10,839,659		(2,965,699)		(1,397,091)
Futures contracts	(49,789)		(17,682)		(8,011)
Swap contracts	– 0	–	(28,552)		405,433
Foreign currency denominated assets and liabilities	631,730		78,972		23,327

Net gain on investment and foreign currency transactions	64,312,091		13,624,311		4,225,454

Net Increase in Net Assets from Operations	$70,862,251		$16,968,785		$5,525,982

(a)	Net of increase (decrease) in accrued foreign capital gains taxes of $690, $298 and ($83), respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,550,160	$5,617,959
Net realized gain on investment and foreign currency transactions	52,890,491	38,277,618
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,421,600	(45,983,584)

Net increase (decrease) in net assets from operations	70,862,251	(2,088,007)
Dividends to Shareholders from
Net investment income
Class A	(553,402)	(918,273)
Class B	(27,998)	(79,167)
Class C	(86,949)	(219,703)
Advisor Class	(7,036,450)	(6,690,730)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(19,576,334)	17,985,426

Total increase	43,581,118	7,989,546
Net Assets
Beginning of period	537,465,153	529,475,607

End of period (including undistributed net investment income of $5,809,360 and $5,782,854, respectively)	$581,046,271	$537,465,153

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Tax-Managed Balanced Wealth Strategy
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,344,474	$3,961,686
Net realized gain on investment and foreign currency transactions	16,557,272	12,792,525
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,932,961)	(6,139,835)

Net increase in net assets from operations	16,968,785	10,614,376
Dividends to Shareholders from
Net investment income
Class A	(2,724,680)	(2,868,717)
Class B	(306,819)	(301,752)
Class C	(664,033)	(599,680)
Advisor Class	(344,959)	(212,144)
Transactions in Shares of Beneficial Interest
Net decrease	(47,642,039)	(53,479,015)

Total decrease	(34,713,745)	(46,846,932)
Net Assets
Beginning of period	230,279,142	277,126,074

End of period (including undistributed net investment income of $836,465 and $1,247,680, respectively)	$195,565,397	$230,279,142

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Changes in Net Assets

	Tax-Managed Conservative Wealth Strategy
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,300,528	$1,684,052
Net realized gain on investment and foreign currency transactions	5,201,796	3,703,308
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(976,342)	(1,638,091)

Net increase in net assets from operations	5,525,982	3,749,269
Dividends to Shareholders from
Net investment income
Class A	(1,129,281)	(1,166,604)
Class B	(101,508)	(123,360)
Class C	(262,384)	(249,148)
Advisor Class	(104,471)	(104,220)
Transactions in Shares of Beneficial Interest
Net decrease	(24,134,326)	(18,134,398)

Total decrease	(20,205,988)	(16,028,461)
Net Assets
Beginning of period	109,492,394	125,520,855

End of period (including undistributed net investment income of $253,498 and $488,434, respectively)	$89,286,406	$109,492,394

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2011

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time (see Note A.2).

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2011:

Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$81,831,883		$11,265,625		$	– 0	–	$93,097,508
Consumer Discretionary	63,172,653		23,740,661			– 0	–	86,913,314
Financials	50,406,661		31,791,399			– 0	–	82,198,060
Energy	56,271,101		14,336,105			199,793		70,806,999
Industrials	39,209,441		22,045,441			– 0	–	61,254,882
Health Care	48,910,737		9,328,806			– 0	–	58,239,543
Consumer Staples	25,669,696		18,475,368			– 0	–	44,145,064
Materials	22,966,327		19,415,473			– 0	–	42,381,800
Telecommunication Services	9,801,209		5,516,778			– 0	–	15,317,987
Utilities	8,863,350		3,089,607			– 0	–	11,952,957
Short-Term Investments	13,203,856		– 0	–		– 0	–	13,203,856

Total Investments in Securities	420,306,914		159,005,263	+		199,793		579,511,970
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	1,559,008			– 0	–	1,559,008
Liabilities:
Futures Contracts	(58,778)		– 0	–		– 0	–	(58,778	)#
Forward Currency Exchange Contracts	– 0	–	(962,050)			– 0	–	(962,050)

Total	$420,248,136		$159,602,221			$199,793		$580,050,150

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$104,649,495		$0	^	$104,649,495
Common Stocks:
Information Technology		12,841,677		1,765,644		– 0	–	14,607,321
Consumer Discretionary		9,673,695		3,680,284		– 0	–	13,353,979
Financials		7,770,194		4,707,779		– 0	–	12,477,973
Energy		8,287,760		2,228,265		54,888		10,570,913
Industrials		6,088,965		3,316,481		– 0	–	9,405,446
Health Care		7,281,149		1,466,103		– 0	–	8,747,252
Consumer Staples		4,111,970		2,840,751		– 0	–	6,952,721
Materials		3,567,870		2,867,397		– 0	–	6,435,267
Telecommunication Services		1,630,934		858,810		– 0	–	2,489,744
Utilities		1,058,330		481,169		– 0	–	1,539,499
Short-Term Investments		3,623,134		– 0	–	– 0	–	3,623,134

Total Investments in Securities		65,935,678		128,862,178	+	54,888		194,852,744
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	221,801		– 0	–	221,801
Interest Rate Swap Contracts		– 0	–	– 0	–	16,036		16,036
Liabilities:
Futures Contracts		(23,880)		– 0	–	– 0	–	(23,880	)#
Forward Currency Exchange Contracts		– 0	–	(155,950)		– 0	–	(155,950)

Total		$65,911,798		$128,928,029		$70,924		$194,910,751

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$63,867,056		$	– 0	–	$63,867,056
Common Stocks:
Information Technology		3,654,345		505,544			– 0	–	4,159,889
Consumer Discretionary		2,961,526		1,026,055			– 0	–	3,987,581
Financials		2,178,053		1,341,645			– 0	–	3,519,698
Energy		2,337,741		630,755			15,369		2,983,865
Industrials		1,824,765		924,013			– 0	–	2,748,778
Health Care		2,231,263		411,668			– 0	–	2,642,931
Consumer Staples		1,158,023		817,004			– 0	–	1,975,027
Materials		1,043,992		865,137			– 0	–	1,909,129
Telecommunication Services		378,019		241,297			– 0	–	619,316
Utilities		403,077		135,149			– 0	–	538,226
Warrants		– 0	–	92,925			– 0	–	92,925
Short-Term Investments		95,452		– 0	–		– 0	–	95,452

Total Investments in Securities		18,266,256		70,858,248	+		15,369		89,139,873
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	66,460			– 0	–	66,460
Interest Rate Swap Contracts		– 0	–	8,456			– 0	–	8,456
Liabilities:
Futures Contracts		(6,682)		– 0	–		– 0	–	(6,682)#
Forward Currency Exchange Contracts		– 0	–	(47,587)			– 0	–	(47,587)
Interest Rate Swap Contracts		– 0	–	(281,164)			– 0	–	(281,164)

Total		$18,259,574		$70,604,413			$15,369		$88,879,356

^	The Strategy held a security with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategy values its securities which may materially affect the value of securities trading in such markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategy’s investments are categorized as Level 2 investments.

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

Tax-Managed Wealth Appreciation Strategy	Energy			Total
Balance as of 8/31/10	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		3,555			3,555
Purchases		196,238			196,238
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/11		$199,793			$199,793

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*		$3,555			$3,555

Tax-Managed Balanced Wealth Strategy	Municipal Obligations**			Energy			Interest Rate Swap Contract			Total
Balance as of 8/31/10		$71,192		$	– 0	–	$	– 0	–	$71,192
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–	– 0	–
Realized gain (loss)		(1,075)			– 0	–		– 0	–	(1,075)
Change in unrealized appreciation/depreciation		– 0	–		1,836			(28,552)		(26,716)
Purchases		– 0	–		53,052			– 0	–	53,052
Sales		1,075			– 0	–		– 0	–	1,075
Transfers in to Level 3		– 0	–		– 0	–		44,588		44,588
Transfers out of Level 3		(71,192)			– 0	–		– 0	–	(71,192)

Balance as of 8/31/11	$	– 0	–		$54,888			$16,036		$70,924

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*	$	– 0	–		$1,836			$(28,552)		$(26,716)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Energy			Warrants			Total
Balance as of 8/31/10	$	– 0	–		$53,131		$53,131
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		513			– 0	–	513
Purchases		14,856			– 0	–	14,856
Sales		– 0	–		– 0	–	– 0	–
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		(53,131)		(53,131)

Balance as of 8/31/11		$15,369		$	– 0	–	$15,369

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*		$513		$	– 0	–	$513

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Strategy held a security with zero market value at period end.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or

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Notes to Financial Statements

repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2011, such reimbursement amounted to $155,242 for the Tax-Managed Conservative Wealth Strategy.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $133,645, $109,371 and $43,676 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the year ended August 31, 2011.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2011 is as follows:

Tax-Managed Strategy	Market Value August 31, 2010 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2011 (000)	Dividend Income (000)
Wealth Appreciation	$4,983		$144,946	$136,725	$13,204	$8
Balanced Wealth	1,459		65,034	62,870	3,623	3
Conservative Wealth	– 0	–	33,606	33,511	95	2

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges

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imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2011 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A			Class B	Class C
Wealth Appreciation	$3,736	$	– 0	–	$5,670	$1,804
Balanced Wealth	8,816		106		11,010	3,457
Conservative Wealth	4,943		87		7,502	1,785

Brokerage commissions paid on investment transactions for the year ended August 31, 2011 amounted to $753,120, $121,836 and $34,651 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $0 and $287; $0 and $130; and $0 and $88 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .27% of the Tax-Managed Wealth Appreciation Strategy and .30% of the Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy’s average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2011, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$447,024,955	$473,076,115
Balanced Wealth	89,334,031	139,974,871
Conservative Wealth	37,272,503	59,625,044

There were no investment transactions in U.S. government securities during the year ended August 31, 2011.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Tax-Managed Strategy		Gross Unrealized		Net Unrealized Appreciation
	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$556,575,954	$67,161,463	$(44,225,447)	$22,936,016
Balanced Wealth	184,207,471	17,818,723	(7,173,450)	10,645,273
Conservative Wealth	85,122,064	5,900,691	(1,882,882)	4,017,809

1. Derivative Financial Instruments

The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to

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the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements).When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2011, the Strategies held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the year ended August 31, 2011, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

•	Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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Notes to Financial Statements

During the year ended August 31, 2011, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy held interest rate swaps for hedging purposes. Tax-Managed Wealth Appreciation Strategy did not hold interest rate swaps during the year ended August 31, 2011.

A Strategy may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

Documentation governing the Strategies’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of August 31, 2011, the Tax-Managed Conservative Wealth Strategy had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $281,164 at August 31, 2011.

At August 31, 2011, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,559,008	Unrealized depreciation of forward currency exchange contracts	$962,050

Equity contracts			Receivable/Payable for variation margin on futures contracts	58,778	*

Total		$1,559,008		$1,020,828

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$679,544	$596,225

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(54,844)	(49,789)

Total		$624,700	$546,436

For the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $135,147,279 and the average monthly original value of futures contracts was $905,090.

Tax-Managed Balanced Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$221,801	Unrealized depreciation of forward currency exchange contracts	$155,950

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	16,036

Equity contracts			Receivable/Payable for variation margin on futures contracts	23,880	*

Total		$237,837		$179,830

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

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The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$100,578	$69,867

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	32,133	(28,552)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(14,696)	(17,682)

Total		$118,015	$23,633

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

For the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $24,701,504, the average monthly original value of futures contracts was $97,221 and the average monthly notional amount of interest rate swaps was $970,000.

Tax-Managed Conservative Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$66,460	Unrealized depreciation of forward currency exchange contracts	$47,587

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	8,456	Unrealized depreciation on interest rate swap contracts	281,164

Equity contracts			Receivable/ Payable for variation margin on futures contracts	6,682	*

Total		$74,916		$335,433

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$31,667	$20,928

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/ depreciation of swap contracts	(31,000)	405,433

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/ depreciation of futures contracts	2,258	(8,011)

Total		$2,925	$418,350

For the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $6,926,394, the average monthly original value of futures contracts was $41,852 and the average monthly notional amount of interest rate swaps was $10,423,077.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class A
Shares sold	198,759	418,228	$2,394,672	$4,624,753

Shares issued in reinvestment of dividends	39,988	74,240	479,852	822,583

Shares converted from Class B	14,799	49,568	179,294	546,469

Shares redeemed	(1,884,577)	(2,419,774)	(22,689,401)	(26,328,273)

Net decrease	(1,631,031)	(1,877,738)	$(19,635,583)	$(20,334,468)

Class B
Shares sold	6,995	29,526	$82,920	$325,498

Shares issued in reinvestment of dividends	2,130	6,559	25,193	71,683

Shares converted to Class A	(15,071)	(50,394)	(179,294)	(546,469)

Shares redeemed	(268,603)	(318,171)	(3,184,803)	(3,449,910)

Net decrease	(274,549)	(332,480)	$(3,255,984)	$(3,599,198)

Class C
Shares sold	90,255	187,878	$1,076,243	$2,035,891

Shares issued in reinvestment of dividends	6,075	17,261	71,995	189,005

Shares redeemed	(845,462)	(834,508)	(10,070,836)	(8,963,741)

Net decrease	(749,132)	(629,369)	$(8,922,598)	$(6,738,845)

Advisor Class
Shares sold	13,789,003	16,780,271	$168,203,504	$184,834,189

Shares issued in reinvestment of dividends	266,705	307,120	3,208,460	3,415,178

Shares redeemed	(13,057,212)	(12,651,878)	(159,174,133)	(139,591,430)

Net increase	998,496	4,435,513	$12,237,831	$48,657,937

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Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class A
Shares sold	612,302	1,477,939	$7,410,929	$17,046,446

Shares issued in reinvestment of dividends	200,330	222,436	2,401,177	2,564,893

Shares converted from Class B	55,731	135,205	678,768	1,550,536

Shares redeemed	(3,601,195)	(5,177,239)	(43,640,091)	(59,719,089)

Net decrease	(2,732,832)	(3,341,659)	$(33,149,217)	$(38,557,214)

Class B
Shares sold	33,656	69,719	$407,881	$805,966

Shares issued in reinvestment of dividends	23,780	23,909	286,373	275,839

Shares converted to Class A	(55,663)	(135,036)	(678,768)	(1,550,536)

Shares redeemed	(548,455)	(620,344)	(6,645,147)	(7,133,864)

Net decrease	(546,682)	(661,752)	$(6,629,661)	$(7,602,595)

Class C
Shares sold	251,256	381,110	$3,061,227	$4,432,973

Shares issued in reinvestment of dividends	48,982	45,969	591,612	531,937

Shares redeemed	(1,254,775)	(1,424,791)	(15,252,377)	(16,471,173)

Net decrease	(954,537)	(997,712)	$(11,599,538)	$(11,506,263)

Advisor Class
Shares sold	549,638	702,639	$6,661,024	$8,140,487

Shares issued in reinvestment of dividends	19,825	13,500	238,052	156,136

Shares redeemed	(261,375)	(357,393)	(3,162,699)	(4,109,566)

Net increase	308,088	358,746	$3,736,377	$4,187,057

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class A
Shares sold	383,247	1,116,959	$4,240,102	$11,965,598

Shares issued in reinvestment of dividends	90,779	96,126	995,895	1,031,515

Shares converted from Class B	108,197	156,752	1,201,589	1,678,739

Shares redeemed	(1,848,450)	(2,216,986)	(20,458,712)	(23,771,660)

Net increase (decrease)	(1,266,227)	(847,149)	$(14,021,126)	$9,095,808

Class B
Shares sold	7,735	32,043	$88,119	$354,350

Shares issued in reinvestment of dividends	7,882	9,731	88,949	107,083

Shares converted to Class A	(105,396)	(152,795)	(1,201,589)	(1,678,739)

Shares redeemed	(306,843)	(331,702)	(3,492,497)	(3,656,342)

Net decrease	(396,622)	(442,723)	$(4,517,018)	$(4,873,648)

Class C
Shares sold	142,216	347,474	$1,618,775	$3,828,734

Shares issued in reinvestment of dividends	19,626	19,139	221,962	210,864

Shares redeemed	(643,794)	(683,182)	(7,331,646)	(7,544,453)

Net decrease	(481,952)	(316,569)	$(5,490,909)	$(3,504,855)

Advisor Class
Shares sold	19,952	103,214	$224,178	$1,104,587

Shares issued in reinvestment of dividends	7,465	6,799	82,053	73,114

Shares redeemed	(36,936)	(170,648)	(411,504)	(1,837,788)

Net decrease	(9,519)	(60,635)	$(105,273)	$(660,087)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

Tax-Managed Wealth Appreciation Strategy	2011	2010
Distributions paid from:
Ordinary income	$7,704,799	$7,907,873

Total taxable distributions	7,704,799	7,907,873

Total distributions paid	$7,704,799	$7,907,873

Tax-Managed Balanced Wealth Strategy	2011	2010
Distributions paid from:
Ordinary income	$1,912,723	$1,175,720

Total taxable distributions	1,912,723	1,175,720
Tax exempt distributions	2,127,768	2,806,573

Total distributions paid	$4,040,491	$3,982,293

Tax-Managed Conservative Wealth Strategy	2011	2010
Distributions paid from:
Ordinary income	$453,831	$268,533

Total taxable distributions	453,831	268,533
Tax exempt distributions	1,143,813	1,374,799

Total distributions paid	$1,597,644	$1,643,332

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income		Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Accumulated Earnings/ (Deficit)
Wealth Appreciation	$6,345,631		$(133,183,422)	$22,930,779	$(103,907,012)
Balanced Wealth	883,399	(a)	(17,218,108)	10,644,989	(5,689,720)
Conservative Wealth	266,028	(a)	(3,125,644)	3,740,895	881,279

(a)	Includes tax exempt income as shown below:

Balanced Wealth	300,456
Conservative Wealth	20,589

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

(b)

During the fiscal year ended August 31, 2011, the Strategies had capital loss carryforwards: the Tax-Managed Wealth Appreciation Strategy had a net capital loss carryforward of $133,183,422 of which $3,841,277 expires in 2017 and $129,342,145 expires in 2018. This Strategy utilized capital loss carryforwards of $41,814,253 during the fiscal year. The Tax-Managed Balanced Wealth Strategy had a net capital loss carryforward of $17,218,108 which expires in 2018, and this Strategy utilized capital loss carryforwards of $14,942,041 during the fiscal year. The Tax-Managed Conservative Wealth Strategy had a net capital loss carryforward of $3,125,644 which expires in 2018, and this Strategy utilized capital loss carryforwards of $4,877,251 during the fiscal year. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and the tax treatment of swap income(loss) accrual, partnership interests, passive foreign investment companies (PFICs) and derivatives.

During the current fiscal year, all Tax-Managed Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs) and the tax treatment of swaps—is reflected as an adjustment to the components of capital as of August 31, 2011 as shown below:

Tax-Managed Strategy	Increase (Decrease) To Additional Paid-In Capital			Increase (Decrease) To Undistributed Net Investment Income	Increase (Decrease) To Accumulated Net Realized Loss On Investment and Foreign Currency Transactions
Wealth Appreciation	$	– 0	–	$1,181,145	$(1,181,145)
Balanced Wealth		– 0	–	284,802	(284,802)
Conservative Wealth		– 0	–	62,180	(62,180)

NOTE I

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class A
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.18	$ 10.35	$ 12.98	$ 15.94	$ 14.00

Income From Investment Operations
Net investment income(a)	.10	.09	.14	.17	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	(.12)	(2.65)	(2.58)	1.93
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.30	(.03)	(2.51)	(2.41)	2.07

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.14)	(.12)	(.14)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.12)	(.14)	(.12)	(.55)	(.13)

Net asset value, end of period	$ 11.36	$ 10.18	$ 10.35	$ 12.98	$ 15.94

Total Return
Total investment return based on net asset value(c)	12.74	%*	(.37	)%*	(19.21)%	(15.63)%	14.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,441	$51,952	$72,253	$121,356	$144,257
Ratio to average net assets of:
Expenses	1.05	%(d)	1.05	%(d)	1.11%	1.10%	1.14%
Net investment income	.82	%(d)	.83	%(d)	1.58%	1.18%	.89%
Portfolio turnover rate	73%	82%	111%	50%	48%

See footnote summary on page 127.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class B
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.99	$ 10.16	$ 12.70	$ 15.61	$ 13.75

Income From Investment Operations
Net investment income(a)	.01	.01	.07	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	(.11)	(2.59)	(2.54)	1.89
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.18	(.10)	(2.52)	(2.47)	1.91

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.07)	(.02)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.03)	(.07)	(.02)	(.44)	(.05)

Net asset value, end of period	$ 11.14	$ 9.99	$ 10.16	$ 12.70	$ 15.61

Total Return
Total investment return based on net asset value(c)	11.83	%*	(1.06	)%*	(19.85)%	(16.24)%	13.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,297	$9,283	$12,827	$22,322	$31,029
Ratio to average net assets of:
Expenses	1.81	%(d)	1.81	%(d)	1.86%	1.82%	1.86%
Net investment income	.07	%(d)	.06	%(d)	.81%	.45%	.14%
Portfolio turnover rate	73%	82%	111%	50%	48%
See footnote summary on page 127.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class C
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.00	$ 10.17	$ 12.71	$ 15.62	$ 13.75

Income From Investment Operations
Net investment income(a)	.01	.01	.08	.07	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18	(.11)	(2.60)	(2.54)	1.89
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.19	(.10)	(2.52)	(2.47)	1.92

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.07)	(.02)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.03)	(.07)	(.02)	(.44)	(.05)

Net asset value, end of period	$ 11.16	$ 10.00	$ 10.17	$ 12.71	$ 15.62

Total Return
Total investment return based on net asset value(c)	11.92	%*	(1.06	)%*	(19.84)%	(16.23)%	13.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,611	$27,754	$34,643	$57,982	$70,425
Ratio to average net assets of:
Expenses	1.78	%(d)	1.78	%(d)	1.83%	1.81%	1.85%
Net investment income	.10	%(d)	.09	%(d)	.84%	.48%	.18%
Portfolio turnover rate	73%	82%	111%	50%	48%

See footnote summary on page 127.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Advisor Class
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.23	$ 10.40	$ 13.07	$ 16.05	$ 14.09

Income From Investment Operations
Net investment income(a)	.14	.12	.17	.22	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	(.12)	(2.68)	(2.61)	1.92
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.35	– 0	–	(2.51)	(2.39)	2.12

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.17)	(.16)	(.18)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.16)	(.17)	(.16)	(.59)	(.16)

Net asset value, end of period	$ 11.42	$ 10.23	$ 10.40	$ 13.07	$ 16.05

Total Return
Total investment return based on net asset value(c)	13.13	%*	(.11	)%*	(19.00)%	(15.41)%	15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$511,697	$448,476	$409,753	$346,868	$275,563
Ratio to average net assets of:
Expenses	.77	%(d)	.78	%(d)	.82%	.80%	.84%
Net investment income	1.13	%(d)	1.12	%(d)	1.83%	1.52%	1.26%
Portfolio turnover rate	73%	82%	111%	50%	48%

See footnote summary on page 127.

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.29		$ 11.07		$ 11.94	$ 12.86	$ 12.09

Income From Investment Operations
Net investment income(a)	.21		.20		.23	.25	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63		.22		(.87)	(.92)	.77
Contributions from Adviser	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.84		.42		(.64)	(.67)	.99

Less: Dividends
Dividends from net investment income	(.25)		(.20)		(.23)	(.25)	(.22)

Net asset value, end of period	$ 11.88		$ 11.29		$ 11.07	$ 11.94	$ 12.86

Total Return
Total investment return based on net asset value(c)	7.39	%*	3.76	%*	(5.14)%	(5.26)%	8.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$115,446		$140,601		$174,795	$209,200	$224,147
Ratio to average net assets of:
Expenses	1.17	%(d)	1.11	%(d)	1.10%	1.08%	1.10%
Net investment income	1.71	%(d)	1.72	%(d)	2.21%	2.03%	1.76%
Portfolio turnover rate	41%		44%		54%	48%	51%

See footnote summary on page 127.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.30		$ 11.08		$ 11.94	$ 12.87	$ 12.10

Income From Investment Operations
Net investment income(a)	.12		.12		.15	.16	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62		.22		(.85)	(.93)	.77
Contributions from Adviser	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.74		.34		(.70)	(.77)	.90

Less: Dividends
Dividends from net investment income	(.16)		(.12)		(.16)	(.16)	(.13)

Net asset value, end of period	$ 11.88		$ 11.30		$ 11.08	$ 11.94	$ 12.87

Total Return
Total investment return based on net asset value(c)	6.54	%*	3.02	%*	(5.78)%	(6.03)%	7.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,606		$24,819		$31,658	$44,855	$57,171
Ratio to average net assets of:
Expenses	1.89	%(d)	1.83	%(d)	1.83%	1.81%	1.82%
Net investment income	.98	%(d)	1.00	%(d)	1.48%	1.29%	1.03%
Portfolio turnover rate	41%		44%		54%	48%	51%

See footnote summary on page 127.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.33		$ 11.11		$ 11.97	$ 12.89	$ 12.13

Income From Investment Operations
Net investment income(a)	.12		.12		.15	.17	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63		.22		(.85)	(.93)	.75
Contributions from Adviser	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.75		.34		(.70)	(.76)	.89

Less: Dividends
Dividends from net investment income	(.16)		(.12)		(.16)	(.16)	(.13)

Net asset value, end of period	$ 11.92		$ 11.33		$ 11.11	$ 11.97	$ 12.89

Total Return
Total investment return based on net asset value(c)	6.62	%*	3.01	%*	(5.76)%	(5.94)%	7.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,257		$51,940		$61,986	$76,247	$83,433
Ratio to average net assets of:
Expenses	1.87	%(d)	1.82	%(d)	1.81%	1.79%	1.80%
Net investment income	1.00	%(d)	1.02	%(d)	1.50%	1.32%	1.07%
Portfolio turnover rate	41%		44%		54%	48%	51%

See footnote summary on page 127.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.31		$ 11.08		$ 11.95	$ 12.88	$ 12.11

Income From Investment Operations
Net investment income(a)	.25		.23		.26	.30	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61		.23		(.86)	(.94)	.77
Contributions from Adviser	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.86		.46		(.60)	(.64)	1.03

Less: Dividends
Dividends from net investment income	(.28)		(.23)		(.27)	(.29)	(.26)

Net asset value, end of period	$ 11.89		$ 11.31		$ 11.08	$ 11.95	$ 12.88

Total Return
Total investment return based on net asset value(c)	7.59	%*	4.16	%*	(4.85)%	(5.05)%	8.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,257		$12,919		$8,687	$8,927	$10,326
Ratio to average net assets of:
Expenses	.87	%(d)	.82	%(d)	.80%	.78%	.79%
Net investment income	2.02	%(d)	2.06	%(d)	2.50%	2.34%	2.07%
Portfolio turnover rate	41%		44%		54%	48%	51%

See footnote summary on page 127.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class A
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.59	$ 10.44	$ 11.01	$ 11.83	$ 11.51

Income From Investment Operations
Net investment income(a)(e)	.16	.18	.22	.24	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	.14	(.52)	(.42)	.47
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.55	.32	(.30)	(.18)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.17)	(.23)	(.24)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.20)	(.17)	(.27)	(.64)	(.38)

Net asset value, end of period	$ 10.94	$ 10.59	$ 10.44	$ 11.01	$ 11.83

Total Return
Total investment return based on net asset value(c)	5.19%	3.07%	(2.57)%	(1.65)%	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,035	$65,732	$73,643	$82,615	$85,786
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(d)	1.20	%(d)	1.20%	1.20%	1.20%
Expenses, before waivers/reimbursements	1.35	%(d)	1.27	%(d)	1.25%	1.24%	1.26%
Net investment income(e)	1.49	%(d)	1.63	%(d)	2.23%	2.10%	1.93%
Portfolio turnover rate	37%	41%	48%	65%	59%

See footnote summary on page 127.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class B
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.86	$ 10.70	$ 11.27	$ 12.10	$ 11.76

Income From Investment Operations
Net investment income(a)(e)	.09	.10	.16	.16	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.15	(.54)	(.44)	.48
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.49	.25	(.38)	(.28)	.63

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.09)	(.15)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.12)	(.09)	(.19)	(.55)	(.29)

Net asset value, end of period	$ 11.23	$ 10.86	$ 10.70	$ 11.27	$ 12.10

Total Return
Total investment return based on net asset value(c)	4.46%	2.35%	(3.25)%	(2.42)%	5.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,758	$11,813	$16,376	$24,534	$32,293
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90	%(d)	1.90%	1.90%	1.90%
Expenses, before waivers/reimbursements	2.07	%(d)	1.99	%(d)	1.98%	1.97%	1.98%
Net investment income(e)	.78	%(d)	.92	%(d)	1.54%	1.40%	1.22%
Portfolio turnover rate	37%	41%	48%	65%	59%

See footnote summary on page 127.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class C
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.88	$ 10.71	$ 11.28	$ 12.11	$ 11.77

Income From Investment Operations
Net investment income(a)(e)	.09	.10	.16	.16	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	.16	(.54)	(.44)	.48
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.48	.26	(.38)	(.28)	.63

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.09)	(.15)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.12)	(.09)	(.19)	(.55)	(.29)

Net asset value, end of period	$ 11.24	$ 10.88	$ 10.71	$ 11.28	$ 12.11

Total Return
Total investment return based on net asset value(c)	4.37%	2.44%	(3.25)%	(2.42)%	5.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,580	$27,088	$30,079	$36,443	$33,937
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90	%(d)	1.90%	1.90%	1.90%
Expenses, before waivers/reimbursements	2.05	%(d)	1.97	%(d)	1.96%	1.95%	1.96%
Net investment income(e)	.79	%(d)	.93	%(d)	1.53%	1.40%	1.24%
Portfolio turnover rate	37%	41%	48%	65%	59%

See footnote summary on page 127.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.61	$ 10.46	$ 11.03	$ 11.85	$ 11.53

Income From Investment Operations
Net investment income(a)(e)	.20	.21	.25	.28	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	.14	(.52)	(.43)	.48
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.58	.35	(.27)	(.15)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.20)	(.26)	(.27)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.23)	(.20)	(.30)	(.67)	(.42)

Net asset value, end of period	$ 10.96	$ 10.61	$ 10.46	$ 11.03	$ 11.85

Total Return
Total investment return based on net asset value(c)	5.51%	3.37%	(2.27)%	(1.36)%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,913	$4,859	$5,423	$5,693	$7,531
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.90	%(d)	.90%	.90%	.90%
Expenses, before waivers/reimbursements	1.05	%(d)	.97	%(d)	.95%	.95%	.96%
Net investment income(e)	1.79	%(d)	1.93	%(d)	2.54%	2.41%	2.24%
Portfolio turnover rate	37%	41%	48%	65%	59%

See footnote summary on page 127.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for the years ended August 31, 2011 and August 31, 2010 by 0.01% and 0.01%, respectively, and of Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2011 and August 31, 2010 by 0.01% and 0.04%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (the “Strategies”), each a series of The AllianceBernstein Portfolios, as of August 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategies’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy of The AllianceBernstein Portfolios at August 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2011

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2011. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Tax-Managed Strategy	Dividends Received Deduction% (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	66.52%	0.00%
Balanced Wealth	68.98%	73.96%
Conservative Wealth	73.53%	78.35%

For the taxable year ended August 31, 2011, each Strategy designates the following amounts as exempt-interest dividends. Additionally, for individual shareholders each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income.

Tax-Managed Strategy	Exempt- Interest Dividends			Qualified Dividend Income
Wealth Appreciation	$	– 0	–	$11,128,461
Balanced Wealth		2,127,768		1,902,586
Conservative Wealth		1,143,813		544,518

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

2011 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2) , Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 79 (1998)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 69 (1999)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc., The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors), and PLX Technology Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

Garry L. Moody, # 59 (2007)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	99	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	99	None

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Thomas J. Fontaine 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Dokyoung Lee 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Seth J. Masters 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Christopher H. Nikolich 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Patrick J. Rudden 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 2-4, 2011:

•	AllianceBernstein Tax-Managed Wealth Appreciation Strategy
•	AllianceBernstein Tax-Managed Balanced Wealth Strategy
•	AllianceBernstein Tax-Managed Conservative Wealth Strategy (named AllianceBernstein Tax-Managed Wealth Preservation Strategy prior to December 31, 2009)

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Tax-Managed Wealth Appreciation Strategy (“Tax-Managed Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to Tax-Managed Wealth Appreciation Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements will require the trustees’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from Tax-Managed Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that to date the Adviser had not asked them to approve reimbursements for Tax-Managed Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for various periods ended May 31, 2011 and (in the case of comparisons with the composite index) the since inception period. The trustees also reviewed performance information provided by the Adviser for the 1- and 3-month periods ended July 31, 2011 (for which the data was not limited to Class A Shares).

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy lagged its composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”) in all periods. The trustees also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Global Large Cap Core Funds Average and the Index. The trustees noted that the other funds in

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the Lipper comparison groups were not tax-managed funds, and discussed with the Adviser factors affecting the Strategy’s relative performance. Based on their review, the trustees concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 5- and 10-year periods, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period. The Strategy lagged its composite index (50% Standard & Poor’s 500 Stock Index/50% Barclays Capital 5 Year General Obligation Municipal Bond Index) (the “Index”) in all periods. The trustees also noted that in the 1- and 3-month periods the Strategy had outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Average but lagged the Index. The trustees noted that all reference points showed negative results in the 1- and 3-month periods. The trustees also noted that the other funds in the Lipper comparison groups were not tax-managed funds, and discussed with the Adviser the factors affecting the Strategy’s relative performance. Based on their review, the trustees concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 10-year period. The Strategy lagged its composite index (70% Barclays Capital 5 Year General Obligation Municipal Bond Index/30% Standard & Poor’s 500 Stock Index) (the “Index”) in all periods. The trustees also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target Allocation Conservative Funds Average and the Index. The trustees noted that the other funds in the Lipper comparison groups were not tax-managed funds, and discussed with the Adviser the factors affecting the Strategy’s relative performance. Based on their review, the trustees concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it that have a substantially similar investment style to that of any of the Strategies. The trustees reviewed the relevant advisory fee information from the

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Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Strategies but which involved investments in securities of the same type that the Strategies invest in (i.e., equity or equity and debt securities, depending on the particular Strategy).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for such Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of AllianceBernstein Tax-Managed Conservative Wealth Strategy reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some of the other funds in a Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

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AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which reflected a cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Strategy’s small asset base of approximately $96 million impacted the Strategy’s expense ratio. The trustees also noted that the Strategy’s Class A 12b-1 fee, which is included in the total expense ratio, is 5 basis points higher than that of the Expense Group median. The trustees noted that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein funds generally. The trustees concluded that the Strategy’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy2 (each a “Strategy” and collectively the “Strategies”),3 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy.4 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Trustees on August 2-4, 2011.

2	Formerly known as Tax-Managed Wealth Preservation Strategy.

3	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

4	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

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4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees[6]	Net Assets 6/30/11 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$212.7	Tax-Managed Balanced Wealth

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$646.5	Tax-Managed Wealth Appreciation

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$95.5	Tax-Managed Conservative Wealth

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

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With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments pending further review.

With respect to Tax-Managed Conservative Wealth Strategy, the Adviser has agreed to reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The agreement for such reimbursement is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below is the gross expense ratio of the Strategy for the most recent semi-annual period7:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8] (2/28/11)		Fiscal Year End
Tax-Managed Conservative Wealth Strategy	Advisor Class A Class B Class C	0.90 1.20 1.90 1.90	% % % %	1.00 1.30 2.03 2.01	% % % %	August 31 (ratios as of February 28, 2011)

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period7:

Strategy	Total Expense Ratio (2/28/11)[8]			Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Advisor Class A Class B Class C	0.84 1.14 1.86 1.85	% % % %	August 31 (ratios as of February 28, 2011)

Tax-Managed Wealth Appreciation Strategy	Advisor Class A Class B Class C	0.77 1.03 1.80 1.77	% % % %	August 31 (ratios as of February 28, 2011)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

7	Semi-annual total expense ratios are unaudited.

8	Annualized

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the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included each Strategy’s ranking with respect to the contractual management fee relative to the median of the Strategy’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Strategy.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.736	1/10
Tax-Managed Wealth Appreciation Strategy[13]	0.650	0.837	1/12
Tax-Managed Conservative Wealth Strategy	0.550	0.655	2/10

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

13	The Strategy’s EG includes the Strategy, six other Global Large-Cap Core funds (“GLCC”), one Global Large-Cap Value (“GLCV”) and four Global Large-Cap Growth funds (“GLCG”).

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However, because Lipper had expanded the EG of Tax-Managed Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.111	1.233	3/10	1.143	16/36
Tax-Managed Wealth Appreciation Strategy[16]	1.055	1.414	1/12	1.400	5/41
Tax-Managed Conservative Wealth Strategy	1.199	1.150	8/10	1.105	21/24

Based on this analysis, except for Tax-Managed Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a management fee basis than a total expense basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GLCC, GLCV and GLCG, excluding outliers.

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IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2010, relative to 2009.17

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$28,214
Tax-Managed Wealth Appreciation Strategy	$7,865
Tax-Managed Conservative Wealth Strategy	$19,144

17	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with respect to the Strategies.

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ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,377,736	$34,640
Tax-Managed Wealth Appreciation Strategy	$635,812	$12,998
Tax-Managed Conservative Wealth Strategy	$655,068	$11,859

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$133,721
Tax-Managed Wealth Appreciation Strategy	$138,436
Tax-Managed Conservative Wealth Strategy	$54,839

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

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greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

152	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings22 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended May 31, 2011.24

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	12.40	19.14	18.68	10/10	82/82
3 year	1.53	4.33	3.25	7/10	63/76
5 year	2.94	4.43	4.69	8/9	60/66
10 year	2.07	4.05	4.44	8/9	36/38

Tax-Managed Wealth Appreciation Strategy
1 year	23.39	28.53	28.92	7/7	19/22
3 year	-3.50	-1.80	-1.26	7/7	19/21
5 year	0.28	3.92	4.10	7/7	18/19

Tax-Managed Conservative Wealth Strategy
1 year	7.95	16.28	13.59	10/10	80/83
3 year	1.66	5.30	4.50	10/10	70/76
5 year	2.80	5.78	5.01	8/8	61/64
10 year	2.98	4.92	4.65	4/5	17/20

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks.26

22	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. It should be noted that performance returns of the Strategies were provided by Lipper.

23	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2011.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	153

	Periods Ending May 31, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	12.39	1.53	2.94	2.07	6.16
50% S&P 500/50% Barclays Capital 5 Year GO Muni Bond Index	15.01	3.92	4.84	4.07	7.20
S&P 500 Stock Index	25.95	0.91	3.32	2.64	8.44
Barclays Capital 5 Year GO Muni Bond Index[27]	4.32	5.76	5.51	4.78	5.28
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	23.39	-3.50	0.28	N/A	4.54
70% S&P 500/30% MSCI EAFE Net Index	27.45	-0.52	2.92	N/A	7.01
S&P 500 Index	25.95	0.91	3.32	N/A	5.69
MSCI EAFE Net Index	30.69	-4.12	1.73	N/A	9.02
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	7.95	1.66	2.80	2.98	5.18
70% Barclays Capital 5 Year GO Muni/30% S&P 500 Index	10.70	4.80	5.21	4.44	6.50
Barclays Capital 5 Year GO Muni Bond Index	4.32	5.76	5.51	4.78	5.28
S&P 500 Index	25.95	0.91	3.32	2.64	8.44
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

27	Since inception return is from the nearest month end after the Fund’s actual inception date.

154	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	155

AllianceBernstein Family of Funds

NOTES

156	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	157

NOTES

158	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	159

NOTES

160	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0811

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 21, 2011

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2011.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of The AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles.

Effective December 31, 2010, one of the Underlying Portfolios, the Global Real Estate Investment Portfolio, was renamed the Multi-Asset Real Return Portfolio and its investment objective and certain investment policies were changed. The Portfolio’s new investment goals are to maximize real return over inflation. Consistent with the change in its name, the Portfolio’s investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies, was eliminated and the Portfolio instead pursues an aggressive strategy involving a variety of asset classes.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by AllianceBernstein L.P. (the “Adviser”). By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Underlying Portfolios’ fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AllianceBernstein Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

All fixed income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

Investment Results

The tables on pages 9,11 and 13 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended August 31, 2011. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index; and AllianceBernstein Conservative Wealth Strategy, 30% S&P 500 Index and 70% Barclays Capital U.S. Aggregate Bond Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 22-25.

For the 12-month period ended August 31, 2011, the Strategies’ Class A shares underperformed their respective benchmarks, before sales charges. For the six-month period ended August 31, 2011, the Strategies’ Class A shares declined and underperformed their respective benchmarks, before sales charges.

For the 12-month period ended August 31, 2011, the Strategies gained in absolute terms, but underperformed their benchmarks. Among the equity sleeves, the Small-Mid Cap Growth Underlying Portfolio was the only component to outperform its benchmark for all three

Strategies. For the Balanced Wealth and Conservative Wealth Strategies, the Intermediate Duration Bond Underlying Portfolio also contributed. The Conservative Wealth Strategy also benefitted from its positions in the Short Duration Bond and Bond Inflation Protection Underlying Portfolios. The U.S. Large Cap Growth, U.S. Value, Small-Mid Cap Value, International Growth and International Value Underlying Portfolios which were held in all the Strategies, underperformed their respective benchmarks. In the Balanced Wealth Strategy, the Multi-Asset Real Return and High Yield Underlying Portfolios also detracted from relative return, as did the Multi-Asset Real Return Underlying Portfolio in the Conservative Wealth Strategy.

In the six-month period ended August 31, 2011, the performance of the individual sleeves against their style benchmarks was mixed. The Underlying Portfolios that were held in all three Strategies—Small-Mid Cap Growth, International Growth and Multi-Asset Real Return—all outperformed, with Multi-Asset Real Return providing the largest relative return. Conversely, the U.S. Large Cap Growth, U.S. Value, Small-Mid Cap Value and International Value Underlying Portfolios which were also held in all three Strategies, underperformed. In terms of fixed income, the Intermediate Duration Bond and High Yield Underlying Portfolios underperformed in the Balanced Wealth Strategy. Likewise, the Short Duration Bond, Intermediate Duration Bond

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

and Bond Inflation Protection Underlying Portfolios underperformed in the Conservative Wealth Strategy.

The following Underlying Portfolios held derivatives during the six- and 12-month periods ended August 31, 2011. The International Value Underlying Portfolio employed derivatives to implement active currency management during both the six- and 12-month periods, which had a positive impact on performance. The International Growth Underlying Portfolio utilized derivatives in the form of currency forwards for hedging and non-hedging purposes during the six- and 12-month periods, which had a positive impact on performance. Futures for non-hedging purposes were employed during both periods, which detracted from performance. During the six- and 12-month periods, the Short Duration Underlying Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning did not have a meaningful impact on performance. The Portfolio also utilized currency forwards for hedging purposes which resulted in no currency impact on the Portfolio. During the six- and 12- month periods, overall yield curve positioning, specifically an overweight to the intermediate part of the yield curve where yields declined most, was a positive contributor. The Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. The Portfolio also utilized currency forwards for hedging purposes, which resulted in no currency impact on the Portfolio. The Bond Inflation Protection Underlying Portfolio’s currency positioning contributed positively for the 12-month period, helped by long positions in the Korean won, Swedish krona, Australian dollar and Norwegian krone, although a short position in the euro offset some of those gains. Currency forwards were utilized in order to hedge unwanted currency exposure, or to create the desired currency exposure in the Portfolio. Yield curve positioning was a significant positive contributor for both periods as an overweight in the intermediate part of the curve where yields fell most helped relative performance. During both periods, Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning. The Portfolio used reverse repurchase agreements and the derivatives described above in order to combine the inflation protection offered by TIPS with the return potential of a multi-sector portfolio of bonds. Within the High Yield Underlying Portfolio’s derivative positions, credit default swaps credit derivative exposure detracted for both periods, while interest rate swaps contributed positively. The Portfolio also utilized currency forwards for hedging purposes, which resulted in no currency impact for both periods. The Multi-Asset Real Return Portfolio utilized commodity futures, and commodity index swaps. Within the commodity futures allocation, value was added by the strategy’s curve positioning and collateral management decisions. For the six-month period, the Portfolio’s currency forward positioning detracted

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

modestly from total return. The Portfolio’s currency- hedging strategies added modestly to performance in the 12-month period.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion has caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area, plus slower growth in emerging markets, the global economic outlook has grown increasingly uncertain. Consequently, business and consumer confidence have eroded and the financial markets have gyrated wildly on rising volatility.

Capital markets have come under renewed pressure three years after the global financial crisis of 2008. Despite recent market behavior, equities remain attractively valued versus history and the fixed-income alternative. The Strategies are well positioned to invest opportunistically across a wide range of asset classes and market circumstances, though with a more watchful eye toward risk control in light of the recent volatility. The U.S. Value, the International Value and the Small-Mid Cap Value Senior Investment Management Teams have taken decisive action to position their respective Underlying Portfolios to capture the large upside potential they see in undervalued companies with strong free cash flows and companies recovering from the downturn. The U.S. Large Cap Growth, International Growth and the Small-Mid Cap Growth Investment Teams have focused their respective Underlying Portfolio holdings on companies that have strong market share, strong pricing power and high reinvestment rates, as well as those that are gaining from strong secular trends. The U.S. Investment Grade: Liquid Markets/Structured Products Investment, U.S. Investment Grade: Core Fixed Income and the Global Credit Investment Teams continue to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Index, the unmanaged MSCI EAFE Index and the unmanaged Barclays Capital U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The MSCI EAFE Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategy’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed- income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

The risks associated with a investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	-11.48%	13.58%

Class B*	-11.78%	12.76%

Class C	-11.84%	12.74%

Advisor Class**	-11.38%	13.99%

Class R**	-11.72%	13.21%

Class K**	-11.55%	13.53%

Class I**	-11.42%	13.90%

70% S&P 500 Index/30% MSCI EAFE Index	-8.38%	15.96%

S&P 500 Index	-7.23%	18.50%

MSCI EAFE Index	-11.12%	10.01%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/11

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/11) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	-6.24%	10.86%

Class B*	-6.60%	10.04%

Class C	-6.52%	10.12%

Advisor Class**	-6.09%	11.24%

Class R**	-6.34%	10.55%

Class K**	-6.26%	10.74%

Class I**	-6.12%	11.14%

60% S&P 500 Index/40% Barclays Capital U.S. Bond Aggregate Index	-2.25%	13.05%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/11

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/11) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	-1.69%	7.23%

Class B*	-2.12%	6.43%

Class C	-2.12%	6.43%

Advisor Class**	-1.55%	7.52%

Class R**	-1.86%	6.93%

Class K**	-1.71%	7.18%

Class I**	-1.58%	7.49%

30% S&P 500 Index/70% Barclays Capital U.S. Aggregate Bond Index	1.58%	8.86%

S&P 500 Index	-7.23%	18.50%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/11

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Conservative Wealth Strategy Class A shares (from 9/2/03* to 8/31/11) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-11.67%	13.21%

Russell 1000 Value Index	-9.45%	14.37%

AllianceBernstein U.S. Large Cap Growth Portfolio	-10.48%	20.35%

Russell 1000 Growth Index	-5.40%	23.96%

AllianceBernstein International Value Portfolio	-17.15%	4.82%

MSCI EAFE Index (net)	-11.12%	10.01%

AllianceBernstein International Growth Portfolio	-7.79%	5.15%

MSCI EAFE Index (net)	-11.12%	10.01%

AllianceBernstein Short Duration Bond Portfolio	1.14%	2.36%

Bank of America Merrill Lynch 1-3 Year Treasury Index	1.42%	1.52%

AllianceBernstein Intermediate Duration Bond Portfolio	5.00%	5.38%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

AllianceBernstein Bond Inflation Protection Portfolio	5.91%	10.28%

Barclays Capital 1-10 Year TIPS Index	6.28%	9.07%

AllianceBernstein High-Yield Portfolio	-2.07%	8.07%

Barclays Capital U.S. High Yield 2% Issuer Cap Index	-1.57%	8.32%

AllianceBernstein Small-Mid Cap Value Portfolio	-14.84%	15.84%

Russell 2500 Value Index	-11.48%	17.28%

AllianceBernstein Small-Mid Cap Growth Portfolio	-8.14%	37.31%

Russell 2500 Growth Index	-8.79%	27.82%

AllianceBernstein Multi-Asset Real Return Portfolio	-5.68%	15.42%

MSCI AC World Commodity Index	-12.21%	19.46%

FTSE EPRA/NAREIT Developed RE Index	-3.97%	15.49%

AllianceBernstein Volatility Management Portfolio	-7.14%	15.61%

S&P 500 Index	-7.23%	18.50%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†      The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.58%	8.79%
5 Years	-1.63%	-2.48%
Since Inception*	3.80%	3.24%

Class B Shares
1 Year	12.76%	8.76%
5 Years	-2.35%	-2.35%
Since Inception*	3.04%	3.04%

Class C Shares
1 Year	12.74%	11.74%
5 Years	-2.33%	-2.33%
Since Inception*	3.05%	3.05%

Advisor Class Shares†
1 Year	13.99%	13.99%
5 Years	-1.34%	-1.34%
Since Inception*	4.09%	4.09%

Class R Shares†
1 Year	13.21%	13.21%
5 Years	-1.98%	-1.98%
Since Inception*	1.98%	1.98%

Class K Shares†
1 Year	13.53%	13.53%
5 Years	-1.67%	-1.67%
Since Inception*	1.36%	1.36%

Class I Shares†
1 Year	13.90%	13.90%
5 Years	-1.35%	-1.35%
Since Inception*	1.68%	1.68%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.12%, 1.86%, 1.84%, 0.82%, 1.47%, 1.15% and 0.82% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-11.49%
5 Years	-4.86%
Since Inception*	1.82%

Class B Shares
1 Year	-11.85%
5 Years	-4.73%
Since Inception*	1.62%

Class C Shares
1 Year	-9.09%
5 Years	-4.72%
Since Inception*	1.63%

Advisor Class Shares†
1 Year	-7.26%
5 Years	-3.74%
Since Inception*	2.66%

Class R Shares†
1 Year	-7.82%
5 Years	-4.37%
Since Inception*	0.52%

Class K Shares†
1 Year	-7.55%
5 Years	-4.06%
Since Inception*	-0.32%

Class I Shares†
1 Year	-7.31%
5 Years	-3.75%
Since Inception*	-0.01%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	10.86%	6.16%
5 Years	1.74%	0.86%
Since Inception*	4.99%	4.43%

Class B Shares
1 Year	10.04%	6.04%
5 Years	1.00%	1.00%
Since Inception*	4.24%	4.24%

Class C Shares
1 Year	10.12%	9.12%
5 Years	1.03%	1.03%
Since Inception*	4.26%	4.26%

Advisor Class Shares†
1 Year	11.24%	11.24%
5 Years	2.05%	2.05%
Since Inception*	5.31%	5.31%

Class R Shares†
1 Year	10.55%	10.55%
5 Years	1.39%	1.39%
Since Inception*	3.59%	3.59%

Class K Shares†
1 Year	10.74%	10.74%
5 Years	1.69%	1.69%
Since Inception*	3.38%	3.38%

Class I Shares†
1 Year	11.14%	11.14%
5 Years	2.04%	2.04%
Since Inception*	3.73%	3.73%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.02%, 1.75%, 1.73%, 0.72%, 1.38%, 1.06% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-7.49%
5 Years	-0.85%
Since Inception*	3.46%

Class B Shares
1 Year	-7.86%
5 Years	-0.68%
Since Inception*	3.27%

Class C Shares
1 Year	-5.04%
5 Years	-0.68%
Since Inception*	3.28%

Advisor Class Shares†
1 Year	-3.10%
5 Years	0.34%
Since Inception*	4.33%

Class R Shares†
1 Year	-3.79%
5 Years	-0.33%
Since Inception*	2.57%

Class K Shares†
1 Year	-3.51%
5 Years	-0.01%
Since Inception*	2.21%

Class I Shares†
1 Year	-3.12%
5 Years	0.32%
Since Inception*	2.55%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.23%	2.70%
5 Years	2.85%	1.95%
Since Inception*	4.50%	3.94%

Class B Shares
1 Year	6.43%	2.43%
5 Years	2.10%	2.10%
Since Inception*	3.76%	3.76%

Class C Shares
1 Year	6.43%	5.43%
5 Years	2.12%	2.12%
Since Inception*	3.76%	3.76%

Advisor Class Shares†
1 Year	7.52%	7.52%
5 Years	3.16%	3.16%
Since Inception*	4.80%	4.80%

Class R Shares†
1 Year	6.93%	6.93%
5 Years	2.48%	2.48%
Since Inception*	3.52%	3.52%

Class K Shares†
1 Year	7.18%	7.18%
5 Years	2.81%	2.81%
Since Inception*	3.62%	3.62%

Class I Shares†
1 Year	7.49%	7.49%
5 Years	3.12%	3.12%
Since Inception*	3.93%	3.93%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.03%, 1.75%, 1.74%, 0.73%, 1.40%, 1.08% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-4.67%
5 Years	1.00%
Since Inception*	3.41%

Class B Shares
1 Year	-5.02%
5 Years	1.16%
Since Inception*	3.22%

Class C Shares
1 Year	-2.09%
5 Years	1.16%
Since Inception*	3.23%

Advisor Class Shares†
1 Year	-0.04%
5 Years	2.20%
Since Inception*	4.27%

Class R Shares†
1 Year	-0.77%
5 Years	1.51%
Since Inception*	2.95%

Class K Shares†
1 Year	-0.47%
5 Years	1.86%
Since Inception*	2.97%

Class I Shares†
1 Year	-0.07%
5 Years	2.16%
Since Inception*	3.28%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2011
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	13.21%
5 Years	-3.50%
Since Inception*	-0.24%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	20.35%
5 Years	1.07%
Since Inception*	2.65%

AllianceBernstein International Value Portfolio
1 Year	4.82%
5 Years	-5.54%
Since Inception*	1.39%

AllianceBernstein International Growth Portfolio
1 Year	5.15%
5 Years	-3.29%
Since Inception*	1.28%

AllianceBernstein Short Duration Bond Portfolio
1 Year	2.36%
5 Years	3.15%
Since Inception*	3.18%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.38%
5 Years	7.15%
Since Inception*	6.33%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	10.28%
5 Years	7.01%
Since Inception*	6.05%

†

These Underlying Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

The Underlying Portfolios do not contain sales charges or management fees. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2011
NAV/SEC Returns†
AllianceBernstein High-Yield Portfolio
1 Year	8.07%
5 Years	8.74%
Since Inception*	8.31%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	15.84%
5 Years	4.01%
Since Inception*	5.11%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	37.31%
5 Years	9.18%
Since Inception*	10.22%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	15.42%
5 Years	0.19%
Since Inception*	5.31%

AllianceBernstein Volatility Management Portfolio
1 Year	15.61%
Since Inception**	5.49%

†	These Underlying Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

The Underlying Portfolios do not contain sales charges or management fees. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

*	Inception dates: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-3.63%
5 Years	-5.56%
Since Inception*	-1.55%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-0.63%
5 Years	-1.25%
Since Inception*	1.14%

AllianceBernstein International Value Portfolio
1 Year	-15.99%
5 Years	-7.97%
Since Inception*	-0.51%

AllianceBernstein International Growth Portfolio
1 Year	-18.13%
5 Years	-6.01%
Since Inception*	-1.15%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.73%
5 Years	2.98%
Since Inception*	3.09%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.43%
5 Years	7.10%
Since Inception*	6.34%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	7.52%
5 Years	6.74%
Since Inception*	5.79%

AllianceBernstein High-Yield Portfolio
1 Year	1.08%
5 Years	7.66%
Since Inception*	7.60%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-7.34%
5 Years	1.38%
Since Inception*	3.23%

†

These Underlying Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

The Underlying Portfolios do not contain sales charges or management fees. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	7.81%
5 Years	6.96%
Since Inception*	8.47%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-8.23%
5 Years	-2.93%
Since Inception*	2.98%

AllianceBernstein Volatility Management Portfolio
1 Year	8.05%
Since Inception**	5.53%

†	These Underlying Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

The Underlying Portfolios do not contain sales charges or management fees. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

*	Inception dates: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance disclosures on pages 7-8.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$885.20	$5.08	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%
Class B
Actual	$1,000	$882.20	$8.63	1.82%
Hypothetical**	$1,000	$1,016.03	$9.25	1.82%
Class C
Actual	$1,000	$881.60	$8.49	1.79%
Hypothetical**	$1,000	$1,016.18	$9.10	1.79%
Advisor Class
Actual	$1,000	$886.20	$3.71	0.78%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%
Class R
Actual	$1,000	$882.80	$6.93	1.46%
Hypothetical**	$1,000	$1,017.85	$7.43	1.46%
Class K
Actual	$1,000	$884.50	$5.46	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class I
Actual	$1,000	$885.80	$3.90	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$937.60	$4.83	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class B
Actual	$1,000	$934.00	$8.38	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C
Actual	$1,000	$934.80	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$939.10	$3.37	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class R
Actual	$1,000	$936.60	$6.64	1.36%
Hypothetical**	$1,000	$1,018.35	$6.92	1.36%
Class K
Actual	$1,000	$937.40	$5.13	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000	$938.80	$3.52	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$983.10	$5.10	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000	$978.80	$8.73	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Class C
Actual	$1,000	$978.80	$8.63	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Advisor Class
Actual	$1,000	$984.50	$3.60	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class R
Actual	$1,000	$981.40	$6.99	1.40%
Hypothetical**	$1,000	$1,018.15	$7.12	1.40%
Class K
Actual	$1,000	$982.90	$5.45	1.09%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class I
Actual	$1,000	$984.20	$3.80	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,546.5

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 95-221. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 22-25.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,798.7

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 95-221. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 22-25.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $586.3

*	All data are as of August 31, 2011. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 95-221. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 15. Additional performance for the Underlying Portfolios may be found on pages 22-25.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios – Equity – 100.1%
International Growth Portfolio	25,461,464	$210,566,310
International Value Portfolio	29,317,859	204,638,659
Multi-Asset Real Return Portfolio	16,996,220	155,175,490
Small-Mid Cap Growth Portfolio	7,263,197	116,864,842
Small-Mid Cap Value Portfolio	11,173,787	115,983,913
U.S. Large Cap Growth Portfolio	34,990,018	372,993,590
U.S. Value Portfolio	46,650,420	371,803,848

Total Investments – 100.1%
(cost $1,717,464,086)		1,548,026,652
Other assets less liabilities – (0.1)%		(1,547,766)

Net Assets – 100.0%		$1,546,478,886

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios – Equity – 64.6%
International Growth Portfolio	18,201,284	$150,524,616
International Value Portfolio	20,411,384	142,471,460
Multi-Asset Real Return Portfolio	20,359,420	185,881,505
Small-Mid Cap Growth Portfolio	4,098,472	65,944,407
Small-Mid Cap Value Portfolio	6,225,586	64,621,584
U.S. Large Cap Growth Portfolio	25,938,359	276,502,910
U.S. Value Portfolio	34,603,424	275,789,292

		1,161,735,774

The AllianceBernstein Pooling Portfolios – Fixed Income – 35.6%
High-Yield Portfolio	13,454,282	130,641,080
Intermediate Duration Bond Portfolio	46,898,635	510,257,145

		640,898,225

Total Investments – 100.2%
(cost $1,825,556,549)		1,802,633,999
Other assets less liabilities – (0.2)%		(3,970,051)

Net Assets – 100.0%		$1,798,663,948

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 66.6%
Bond Inflation Protection Portfolio	5,412,143	$62,023,160
Intermediate Duration Bond Portfolio	15,105,602	164,348,952
Short Duration Bond Portfolio	17,131,250	164,288,692

		390,660,804

The AllianceBernstein Pooling Portfolios - Equity – 33.6%
International Growth Portfolio	2,587,884	21,401,801
International Value Portfolio	2,899,256	20,236,810
Multi-Asset Real Return Portfolio	6,371,153	58,168,631
Small-Mid Cap Growth Portfolio	422,651	6,800,447
Small-Mid Cap Value Portfolio	649,701	6,743,892
U.S. Large Cap Growth Portfolio	3,932,321	41,918,544
U.S. Value Portfolio	5,207,844	41,506,514

		196,776,639

Total Investments – 100.2%
(cost $547,558,645)		587,437,443
Other assets less liabilities – (0.2)%		(1,157,996)

Net Assets – 100.0%		$586,279,447

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2011

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,717,464,086)	$1,548,026,652
Receivable for shares of beneficial interest sold	1,943,246
Receivable for investments sold	602,674

Total assets	1,550,572,572

Liabilities
Payable for shares of beneficial interest redeemed	2,533,607
Advisory fee payable	833,257
Distribution fee payable	388,578
Transfer Agent fee payable	85,065
Accrued expenses	253,179

Total liabilities	4,093,686

Net Assets	$1,546,478,886

Composition of Net Assets
Shares of beneficial interest, at par	$1,377
Additional paid-in capital	1,958,489,509
Undistributed net investment income	23,823,914
Accumulated net realized loss on investment transactions	(266,398,480)
Net unrealized depreciation on investments	(169,437,434)

$1,546,478,886

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$471,196,553	41,845,410	$11.26	*

B	$135,139,055	12,199,787	$11.08

C	$173,436,624	15,637,646	$11.09

Advisor	$716,998,448	63,518,210	$11.29

R	$17,479,778	1,578,643	$11.07

K	$21,676,634	1,938,999	$11.18

I	$10,551,794	937,664	$11.25

*	The maximum offering price per share for Class A shares was $11.76 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,825,556,549)	$1,802,633,999
Receivable for investments sold	2,150,744
Receivable for shares of beneficial interest sold	1,831,051

Total assets	1,806,615,794

Liabilities
Payable for shares of beneficial interest redeemed	5,789,798
Advisory fee payable	836,160
Distribution fee payable	836,097
Transfer Agent fee payable	153,938
Accrued expenses	335,853

Total liabilities	7,951,846

Net Assets	$1,798,663,948

Composition of Net Assets
Shares of beneficial interest, at par	$1,571
Additional paid-in capital	2,121,329,446
Undistributed net investment income	4,845,784
Accumulated net realized loss on investment transactions	(304,590,303)
Net unrealized depreciation on investments	(22,922,550)

$1,798,663,948

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$926,599,254	80,772,209	$11.47	*

B	$309,895,441	27,186,607	$11.40

C	$375,644,499	32,899,175	$11.42

Advisor	$103,772,365	9,017,604	$11.51

R	$34,602,017	3,025,598	$11.44

K	$26,354,522	2,300,967	$11.45

I	$21,795,850	1,898,517	$11.48

*	The maximum offering price per share for Class A shares was $11.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $547,558,645)	$587,437,443
Receivable for investments sold	703,772
Receivable for shares of beneficial interest sold	599,248

Total assets	588,740,463

Liabilities
Payable for shares of beneficial interest redeemed	1,737,800
Distribution fee payable	296,273
Advisory fee payable	275,150
Transfer Agent fee payable	17,972
Accrued expenses	133,821

Total liabilities	2,461,016

Net Assets	$586,279,447

Composition of Net Assets
Shares of beneficial interest, at par	$526
Additional paid-in capital	624,850,099
Undistributed net investment income	68,230
Accumulated net realized loss on investment transactions	(78,518,206)
Net unrealized appreciation on investments	39,878,798

$586,279,447

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$292,825,223	26,211,162	$11.17	*

B	$101,882,943	9,176,761	$11.10

C	$148,244,917	13,350,898	$11.10

Advisor	$17,706,014	1,581,982	$11.19

R	$15,067,600	1,346,963	$11.19

K	$7,684,330	688,699	$11.16

I	$2,868,420	256,720	$11.17

*	The maximum offering price per share for Class A shares was $11.67 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2011

	Wealth Appreciation Strategy		Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$45,752,098		$76,548,591	$21,977,244

Expenses
Advisory fee (see Note B)	11,281,751		11,216,622	3,611,278
Distribution fee – Class A	1,697,685		3,187,157	994,008
Distribution fee – Class B	1,623,802		3,601,178	1,149,039
Distribution fee – Class C	2,126,174		4,385,056	1,650,974
Distribution fee – Class R	98,733		168,609	76,390
Distribution fee – Class K	57,710		64,980	16,682
Transfer agency – Class A	517,595		1,052,079	278,044
Transfer agency – Class B	217,036		466,928	129,248
Transfer agency – Class C	226,718		476,189	151,259
Transfer agency – Advisor Class	671,254		95,318	17,030
Transfer agency – Class R	51,342		87,677	39,722
Transfer agency – Class K	46,168		51,984	13,345
Transfer agency – Class I	13,503		27,128	3,341
Printing	349,913		471,800	166,174
Registration fees	181,128		148,832	126,398
Legal	60,379		59,765	46,895
Custodian	59,804		62,461	59,808
Trustees’ fees	53,079		52,953	54,672
Audit	30,303		34,739	33,868
Miscellaneous	48,428		59,248	20,307

Total expenses	19,412,505		25,770,703	8,638,482

Net investment income	26,339,593		50,777,888	13,338,762

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares	(40,296,349)		(58,636,207)	(3,795,094)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	1,152,002	386,298
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	230,511,931		222,990,041	37,481,578

Net gain on investment transactions	190,215,582		165,505,836	34,072,782

Net Increase in Net Assets from Operations	$216,555,175		$216,283,724	$47,411,544

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,339,593	$12,600,426
Net realized loss on sale of affiliated Underlying Portfolio shares	(40,296,349)	(72,456,278)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	230,511,931	97,911,484

Net increase in net assets from operations	216,555,175	38,055,632
Dividends to Shareholders from
Net investment income
Class A	(5,073,207)	(6,713,772)
Class B	(229,877)	(811,103)
Class C	(300,094)	(1,030,668)
Advisor Class	(8,300,091)	(7,754,205)
Class R	(103,687)	(183,524)
Class K	(179,383)	(226,703)
Class I	(124,024)	(201,962)
Transactions in Shares of Beneficial Interest
Net decrease	(168,247,958)	(74,660,159)

Total increase (decrease)	33,996,854	(53,526,464)
Net Assets
Beginning of period	1,512,482,032	1,566,008,496

End of period (including undistributed net investment income of $23,823,914 and $11,794,684, respectively)	$1,546,478,886	$1,512,482,032

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Statement of Changes in Net Assets

Balanced Wealth Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$50,777,888	$40,840,321
Net realized loss on sale of affiliated Underlying Portfolio shares	(58,636,207)	(95,247,109)
Net realized gain distributions from affiliated Underlying Portfolios	1,152,002	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	222,990,041	196,862,286

Net increase in net assets from operations	216,283,724	142,455,498
Dividends and Distributions to Shareholders from
Net investment income
Class A	(26,742,464)	(24,613,650)
Class B	(6,609,924)	(6,115,179)
Class C	(8,016,904)	(7,226,027)
Advisor Class	(2,561,644)	(2,077,085)
Class R	(755,788)	(467,254)
Class K	(632,354)	(509,974)
Class I	(613,026)	(620,864)
Tax return of capital
Class A	– 0	–	(167,732)
Class B	– 0	–	(41,673)
Class C	– 0	–	(49,243)
Advisor Class	– 0	–	(14,154)
Class R	– 0	–	(3,184)
Class K	– 0	–	(3,475)
Class I	– 0	–	(4,231)
Transactions in Shares of Beneficial Interest
Net decrease	(333,596,787)	(241,657,808)

Total decrease	(163,245,167)	(141,116,035)
Net Assets
Beginning of period	1,961,909,115	2,103,025,150

End of period (including undistributed net investment income of $4,845,784 and $0, respectively)	$1,798,663,948	$1,961,909,115

See notes to financial statements.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

Conservative Wealth Strategy
Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,338,762	$11,396,974
Net realized loss on sale of affiliated Underlying Portfolio shares	(3,795,094)	(20,007,041)
Net realized gain distributions from affiliated Underlying Portfolios	386,298	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	37,481,578	57,795,808

Net increase in net assets from operations	47,411,544	49,185,741
Dividends and Distributions to Shareholders from
Net investment income
Class A	(7,676,656)	(6,965,475)
Class B	(1,875,350)	(1,650,023)
Class C	(2,694,808)	(2,251,518)
Advisor Class	(513,792)	(582,375)
Class R	(292,079)	(233,285)
Class K	(144,089)	(94,054)
Class I	(73,758)	(66,418)
Tax return of capital
Class A	– 0	–	(159,515)
Class B	– 0	–	(37,787)
Class C	– 0	–	(51,562)
Advisor Class	– 0	–	(13,337)
Class R	– 0	–	(5,342)
Class K	– 0	–	(2,154)
Class I	– 0	–	(1,521)
Transactions in Shares of Beneficial Interest
Net decrease	(132,171,224)	(78,906,563)

Total decrease	(98,030,212)	(41,835,188)
Net Assets
Beginning of period	684,309,659	726,144,847

End of period (including undistributed net investment income of $68,230 and $0, respectively)	$586,279,447	$684,309,659

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2011

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2011:

Investments in Underlying Portfolios	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Mutual Funds	$1,548,026,652	$	– 0	–	$	– 0	–	$1,548,026,652

Balanced Wealth Strategy
Mutual Funds	1,802,633,999		– 0	–		– 0	–	1,802,633,999

Conservative Wealth Strategy
Mutual Funds	587,437,443		– 0	–		– 0	–	587,437,443

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $815,139, $830,466 and $207,526 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the year ended August 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2011 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$50,103	$16,551	$113,867	$15,977
Balanced Wealth	148,172	29,358	254,102	27,113
Conservative Wealth	49,350	13,048	89,734	12,913

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2011 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$63,251,577	$220,844,688
Balanced Wealth	87,461,323	415,891,844
Conservative Wealth	26,657,347	158,479,082

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$1,804,305,638	$66,818,018	$(323,097,004)	$(256,278,986)
Balanced Wealth	1,871,461,708	108,810,374	(177,638,083)	(68,827,709)
Conservative Wealth	557,545,917	47,392,063	(17,500,537)	29,891,526

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class A
Shares sold	4,381,127	7,318,899	$52,697,457	$78,202,758

Shares issued in reinvestment of dividends	410,451	599,087	4,855,632	6,275,312

Shares converted from Class B	392,016	612,947	4,738,753	6,433,763

Shares redeemed	(15,182,301)	(14,284,921)	(182,422,715)	(150,996,833)

Net decrease	(9,998,707)	(5,753,988)	$(120,130,873)	$(60,085,000)

Class B
Shares sold	309,066	522,861	$3,672,754	$5,515,317

Shares issued in reinvestment of dividends	18,645	74,697	218,145	774,604

Shares converted to Class A	(397,951)	(621,921)	(4,738,753)	(6,433,763)

Shares redeemed	(3,091,911)	(3,590,867)	(36,535,875)	(37,626,907)

Net decrease	(3,162,151)	(3,615,230)	$(37,383,729)	$(37,770,749)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class C
Shares sold	1,170,611	1,954,847	$13,945,778	$20,600,729

Shares issued in reinvestment of dividends	23,357	91,831	273,739	952,283

Shares redeemed	(5,731,200)	(6,202,223)	(67,792,409)	(64,869,962)

Net decrease	(4,537,232)	(4,155,545)	$(53,572,892)	$(43,316,950)

Advisor Class
Shares sold	18,049,447	20,595,503	$216,598,161	$218,939,751

Shares issued in reinvestment of dividends	388,738	467,722	4,598,774	4,901,704

Shares redeemed	(14,359,987)	(15,091,039)	(173,203,288)	(160,431,503)

Net increase	4,078,198	5,972,186	$47,993,647	$63,409,952

Class R
Shares sold	298,810	496,486	$3,518,515	$5,163,635

Shares issued in reinvestment of dividends	8,893	17,766	103,687	183,523

Shares redeemed	(520,427)	(397,309)	(6,079,686)	(4,157,233)

Net increase (decrease)	(212,724)	116,943	$(2,457,484)	$1,189,925

Class K
Shares sold	459,044	763,857	$5,458,616	$8,002,940

Shares issued in reinvestment of dividends	15,266	21,777	179,382	226,702

Shares redeemed	(554,254)	(444,311)	(6,473,814)	(4,589,021)

Net increase (decrease)	(79,944)	341,323	$(835,816)	$3,640,621

Class I
Shares sold	97,194	896,201	$1,104,970	$9,728,318

Shares issued in reinvestment of dividends	10,510	19,326	124,024	201,962

Shares redeemed	(280,385)	(1,079,083)	(3,089,805)	(11,658,238)

Net decrease	(172,681)	(163,556)	$(1,860,811)	$(1,727,958)

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class A
Shares sold	9,646,659	17,265,366	$114,897,788	$187,304,897

Shares issued in reinvestment of dividends and distributions	2,178,243	2,168,407	25,421,839	23,496,140

Shares converted from Class B	438,659	821,712	5,232,316	8,918,394

Shares redeemed	(27,789,213)	(29,294,364)	(329,892,806)	(316,638,262)

Net decrease	(15,525,652)	(9,038,879)	$(184,340,863)	$(96,918,831)

Class B
Shares sold	578,160	999,421	$6,848,633	$10,832,723

Shares issued in reinvestment of dividends and distributions	539,846	541,719	6,276,847	5,837,851

Shares converted to Class A	(441,122)	(826,021)	(5,232,316)	(8,918,394)

Shares redeemed	(7,127,765)	(7,257,698)	(84,150,290)	(78,197,931)

Net decrease	(6,450,881)	(6,542,579)	$(76,257,126)	$(70,445,751)

Class C
Shares sold	2,817,057	4,639,348	$33,470,655	$50,100,224

Shares issued in reinvestment of dividends and distributions	626,230	613,439	7,294,317	6,617,409

Shares redeemed	(11,262,689)	(11,305,246)	(133,092,944)	(121,992,827)

Net decrease	(7,819,402)	(6,052,459)	$(92,327,972)	$(65,275,194)

Advisor Class
Shares sold	3,430,835	4,189,151	$40,937,825	$45,089,972

Shares issued in reinvestment of dividends and distributions	192,553	173,742	2,252,513	1,886,326

Shares redeemed	(2,524,376)	(4,842,821)	(30,074,663)	(52,355,566)

Net increase (decrease)	1,099,012	(479,928)	$13,115,675	$(5,379,268)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class R
Shares sold	1,234,152	650,944	$14,562,325	$7,030,025

Shares issued in reinvestment of dividends and distributions	64,723	43,481	755,788	470,438

Shares redeemed	(632,245)	(574,586)	(7,570,278)	(6,218,490)

Net increase	666,630	119,839	$7,747,835	$1,281,973

Class K
Shares sold	736,451	1,273,010	$8,869,510	$13,628,070

Shares issued in reinvestment of dividends and distributions	54,290	47,383	632,332	513,432

Shares redeemed	(835,705)	(648,207)	(9,910,803)	(7,120,021)

Net increase (decrease)	(44,964)	672,186	$(408,961)	$7,021,481

Class I
Shares sold	114,539	706,589	$1,342,062	$7,672,548

Shares issued in reinvestment of dividends and distributions	52,378	57,519	611,453	621,929

Shares redeemed	(266,420)	(1,893,329)	(3,078,890)	(20,236,695)

Net decrease	(99,503)	(1,129,221)	$(1,125,375)	$(11,942,218)

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class A
Shares sold	3,949,434	7,370,838	$44,529,002	$78,017,014

Shares issued in reinvestment of dividends and distributions	633,562	623,593	7,061,030	6,588,154

Shares converted from Class B	155,628	267,697	1,764,504	2,845,780

Shares redeemed	(11,019,835)	(10,765,132)	(124,180,274)	(113,996,917)

Net decrease	(6,281,211)	(2,503,004)	$(70,825,738)	$(26,545,969)

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class B
Shares sold	295,578	417,891	$3,302,424	$4,391,891

Shares issued in reinvestment of dividends and distributions	157,802	149,966	1,752,558	1,576,913

Shares converted to Class A	(156,497)	(269,082)	(1,764,504)	(2,845,780)

Shares redeemed	(2,436,114)	(2,684,401)	(27,336,443)	(28,318,111)

Net decrease	(2,139,231)	(2,385,626)	$(24,045,965)	$(25,195,087)

Class C
Shares sold	1,234,593	2,364,076	$13,842,492	$24,871,632

Shares issued in reinvestment of dividends and distributions	215,171	195,420	2,389,755	2,054,193

Shares redeemed	(4,253,679)	(4,617,261)	(47,740,304)	(48,639,111)

Net decrease	(2,803,915)	(2,057,765)	$(31,508,057)	$(21,713,286)

Advisor Class
Shares sold	382,756	635,886	$4,336,013	$6,732,869

Shares issued in reinvestment of dividends and distributions	39,822	50,421	443,774	532,985

Shares redeemed	(1,053,963)	(1,374,381)	(11,912,816)	(14,617,211)

Net decrease	(631,385)	(688,074)	$(7,133,029)	$(7,351,357)

Class R
Shares sold	341,710	549,879	$3,870,186	$5,786,074

Shares issued in reinvestment of dividends and distributions	26,109	22,531	291,948	238,606

Shares redeemed	(400,383)	(449,045)	(4,506,834)	(4,758,895)

Net increase (decrease)	(32,564)	123,365	$(344,700)	$1,265,785

Class K
Shares sold	247,023	99,299	$2,785,011	$1,055,586

Shares issued in reinvestment of dividends and distributions	11,848	8,612	132,079	90,905

Shares redeemed	(81,718)	(63,490)	(918,631)	(675,089)

Net increase	177,153	44,421	$1,998,459	$471,402

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Class I
Shares sold	44,865	141,198	$500,933	$1,492,936

Shares issued in reinvestment of dividends and distributions	6,622	6,433	73,758	67,939

Shares redeemed	(79,850)	(131,746)	(886,885)	(1,398,926)

Net increase (decrease)	(28,363)	15,885	$(312,194)	$161,949

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

Wealth Appreciation Strategy	2011		2010
Distributions paid from:
Ordinary income	$14,310,363		$16,921,937

Total taxable distributions	14,310,363		16,921,937

Total distributions paid	$14,310,363		$16,921,937

Balanced Wealth Strategy	2011		2010
Distributions paid from:
Ordinary income	$45,932,104		$41,630,033

Total taxable distributions	45,932,104		41,630,033
Tax return of capital	– 0	–	283,692

Total distributions paid	$45,932,104		$41,913,725

Conservative Wealth Strategy	2011		2010
Distributions paid from:
Ordinary income	$13,270,532		$11,843,148

Total taxable distributions	13,270,532		11,843,148
Tax return of capital	– 0	–	271,218

Total distributions paid	$13,270,532		$12,114,366

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Notes to Financial Statements

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$23,823,914	$	– 0	–	$(179,556,927)	$(256,278,986)	$(412,011,999)
Balanced Wealth	4,845,784		– 0	–	(258,685,139)	(68,827,709)	(322,667,064)
Conservative Wealth	68,230		– 0	–	(68,530,934)	29,891,526	(38,571,178)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies elected to defer $18,629,196, $27,758,508, and $107,713, respectively, of capital losses that are deemed to arise in the next taxable year. Additionally, on August 31, 2011, Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies had capital loss carryforwards for federal income tax purposes.

On August 31, 2011, each Strategy had capital loss carryforwards for federal income tax purposes which will expire in the years shown below:

	Wealth Appreciation	Balanced Wealth	Conservative Wealth
Capital Losses Expiring in 2017	$21,540,462	$10,504,401	$5,315,809
Capital Losses Expiring in 2018	91,501,019	140,364,791	49,466,977
Capital Losses Expiring in 2019	47,886,250	80,057,439	13,640,435

Total Capital Losses	$160,927,731	$230,926,631	$68,423,221

During the current fiscal year ended August 31, 2011, none of the Strategies had any permanent differences that would affect undistributed net investment income, accumulated net realized loss on investment transactions, and additional paid-in capital.

NOTE I

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 10.00		$ 9.89		$ 13.38	$ 16.32	$ 14.39

Income From Investment Operations
Net investment income(a)	.19		.09		.12	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17		.14		(2.91)	(2.70)	2.00

Net increase (decrease) in net asset value from operations	1.36		.23		(2.79)	(2.34)	2.27

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.12)		(.07)	(.32)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.10)		(.12)		(.70)	(.60)	(.34)

Net asset value, end of period	$ 11.26		$ 10.00		$ 9.89	$ 13.38	$ 16.32

Total Return
Total investment return based on net asset value(b)	13.58%		2.27%		(19.63)%	(14.86)%	15.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$471,196		$518,314		$569,413	$825,949	$906,379
Ratio to average net assets of:
Expenses(c)	1.09	%(d)	1.10	%(d)	1.14%	1.08%	1.07%
Net investment income	1.60	%(d)	.86	%(d)	1.33%	2.39%	1.68%
Portfolio turnover rate	4%		4%		9%	4%	5%

See footnote summary on page 77.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.84	$ 9.73	$ 13.17	$ 16.08	$ 14.21

Income From Investment Operations
Net investment income(a)	.10	.01	.05	.25	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	.15	(2.86)	(2.67)	1.95

Net increase (decrease) in net asset value from operations	1.26	.16	(2.81)	(2.42)	2.12

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.05)	– 0	–	(.21)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.02)	(.05)	(.63)	(.49)	(.25)

Net asset value, end of period	$ 11.08	$ 9.84	$ 9.73	$ 13.17	$ 16.08

Total Return
Total investment return based on net asset value(b)	12.76%	1.57%	(20.24)%	(15.49)%	15.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$135,139	$151,107	$184,655	$291,413	$365,429
Ratio to average net assets of:
Expenses(c)	1.83	%(d)	1.84	%(d)	1.89%	1.80%	1.79%
Net investment income	.85	%(d)	.13	%(d)	.60%	1.70%	1.05%
Portfolio turnover rate	4%	4%	9%	4%	5%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.85	$ 9.74	$ 13.18	$ 16.08	$ 14.21

Income From Investment Operations
Net investment income(a)	.10	.02	.05	.25	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	.14	(2.86)	(2.66)	1.97

Net increase (decrease) in net asset value from operations	1.26	.16	(2.81)	(2.41)	2.12

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.05)	– 0	–	(.21)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.02)	(.05)	(.63)	(.49)	(.25)

Net asset value, end of period	$ 11.09	$ 9.85	$ 9.74	$ 13.18	$ 16.08

Total Return
Total investment return based on net asset value(b)	12.74%	1.57%	(20.23)%	(15.43)%	15.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$173,437	$198,641	$236,908	$378,541	$440,098
Ratio to average net assets of:
Expenses(c)	1.80	%(d)	1.82	%(d)	1.86%	1.79%	1.77%
Net investment income	.88	%(d)	.15	%(d)	.63%	1.70%	.96%
Portfolio turnover rate	4%	4%	9%	4%	5%

See footnote summary on page 77.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 10.02		$ 9.91		$ 13.44	$ 16.39	$ 14.44

Income From Investment Operations
Net investment income(a)	.22		.12		.13	.38	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19		.14		(2.91)	(2.69)	2.00

Net increase (decrease) in net asset value from operations	1.41		.26		(2.78)	(2.31)	2.32

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.15)		(.12)	(.36)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.14)		(.15)		(.75)	(.64)	(.37)

Net asset value, end of period	$ 11.29		$ 10.02		$ 9.91	$ 13.44	$ 16.39

Total Return
Total investment return based on net asset value(b)	13.99%		2.54%		(19.39)%	(14.62)%	16.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$716,998		$595,665		$529,636	$552,028	$477,616
Ratio to average net assets of:
Expenses(c)	.79	%(d)	.80	%(d)	.84%	.78%	.77%
Net investment income	1.79	%(d)	1.13	%(d)	1.54%	2.50%	2.00%
Portfolio turnover rate	4%		4%		9%	4%	5%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.83		$ 9.75		$ 13.20	$ 16.13	$ 14.27

Income From Investment Operations
Net investment income(a)	.14		.05		.08	.27	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16		.14		(2.85)	(2.64)	1.99

Net increase (decrease) in net asset value from operations	1.30		.19		(2.77)	(2.37)	2.19

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.11)		(.05)	(.28)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.06)		(.11)		(.68)	(.56)	(.33)

Net asset value, end of period	$ 11.07		$ 9.83		$ 9.75	$ 13.20	$ 16.13

Total Return
Total investment return based on net asset value(b)	13.21%		1.85%		(19.86)%	(15.17)%	15.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,480		$17,617		$16,317	$16,705	$12,568
Ratio to average net assets of:
Expenses(c)	1.46	%(d)	1.45	%(d)	1.45%	1.43%	1.44%
Net investment income	1.17	%(d)	.50	%(d)	.94%	1.84%	1.26%
Portfolio turnover rate	4%		4%		9%	4%	5%
See footnote summary on page 77.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.93		$ 9.83		$ 13.32	$ 16.25	$ 14.35

Income From Investment Operations
Net investment income(a)	.17		.08		.11	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18		.15		(2.89)	(2.70)	1.98

Net increase (decrease) in net asset value from operations	1.35		.23		(2.78)	(2.34)	2.25

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.13)		(.08)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.10)		(.13)		(.71)	(.59)	(.35)

Net asset value, end of period	$ 11.18		$ 9.93		$ 9.83	$ 13.32	$ 16.25

Total Return
Total investment return based on net asset value(b)	13.53%		2.28%		(19.66)%	(14.89)%	15.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,677		$20,044		$16,494	$15,393	$15,478
Ratio to average net assets of:
Expenses(c)	1.15	%(d)	1.13	%(d)	1.14%	1.07%	1.13%
Net investment income	1.45	%(d)	.78	%(d)	1.23%	2.39%	1.67%
Portfolio turnover rate	4%		4%		9%	4%	5%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Year Ended August 31,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 9.99		$ 9.88		$ 13.41	$ 16.34	$ 14.41

Income From Investment Operations
Net investment income(a)	.22		.13		.14	.41	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18		.13		(2.91)	(2.70)	1.96

Net increase (decrease) in net asset value from operations	1.40		.26		(2.77)	(2.29)	2.30

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.15)		(.13)	(.36)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.14)		(.15)		(.76)	(.64)	(.37)

Net asset value, end of period	$ 11.25		$ 9.99		$ 9.88	$ 13.41	$ 16.34

Total Return
Total investment return based on net asset value(b)	13.90%		2.58%		(19.38)%	(14.56)%	16.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,552		$11,094		$12,584	$17,025	$19,072
Ratio to average net assets of:
Expenses(c)	.82	%(d)	.80	%(d)	.81%	.74%	.80%
Net investment income	1.82	%(d)	1.18	%(d)	1.61%	2.72%	2.12%
Portfolio turnover rate	4%		4%		9%	4%	5%

See footnote summary on page 77.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.61	$ 10.14	$ 12.04	$ 13.94	$ 12.86

Income From Investment Operations
Net investment income(a)	.33	.24	.27	.48	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	.47	(1.50)	(1.75)	1.12

Net increase (decrease) in net asset value from operations	1.16	.71	(1.23)	(1.27)	1.49

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.24)	(.28)	(.48)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.24)	(.67)	(.63)	(.41)

Net asset value, end of period	$ 11.47	$ 10.61	$ 10.14	$ 12.04	$ 13.94

Total Return
Total investment return based on net asset value(b)	10.86%	6.98%	(9.09	) %	(9.49	) %	11.68%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$927	$1,022	$1,069	$1,404	$1,482
Ratio to average net assets of:
Expenses(c)	.99	%(d)	.99	%(d)	1.01%	.93%	.95%
Net investment income	2.77	%(d)	2.19	%(d)	3.05%	3.62%	2.72%
Portfolio turnover rate	4%	5%	9%	6%	3%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.55	$ 10.09	$ 11.97	$ 13.86	$ 12.80

Income From Investment Operations
Net investment income(a)	.24	.16	.21	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82	.46	(1.49)	(1.73)	1.10

Net increase (decrease) in net asset value from operations	1.06	.62	(1.28)	(1.35)	1.38

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.16)	(.21)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.16)	(.60)	(.54)	(.32)

Net asset value, end of period	$ 11.40	$ 10.55	$ 10.09	$ 11.97	$ 13.86

Total Return
Total investment return based on net asset value(b)	10.04%	6.16%	(9.69	) %	(10.12	) %	10.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$309,895	$354,756	$405,281	$571,333	$648,527
Ratio to average net assets of:
Expenses(c)	1.72	%(d)	1.72	%(d)	1.74%	1.66%	1.66%
Net investment income	2.06	%(d)	1.47	%(d)	2.33%	2.91%	2.04%
Portfolio turnover rate	4%	5%	9%	6%	3%

See footnote summary on page 77.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.56	$ 10.10	$ 11.98	$ 13.87	$ 12.80

Income From Investment Operations
Net investment income(a)	.24	.16	.21	.39	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	.46	(1.49)	(1.74)	1.12

Net increase (decrease) in net asset value from operations	1.07	.62	(1.28)	(1.35)	1.39

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.16)	(.21)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.16)	(.60)	(.54)	(.32)

Net asset value, end of period	$ 11.42	$ 10.56	$ 10.10	$ 11.98	$ 13.87

Total Return
Total investment return based on net asset value(b)	10.12%	6.15%	(9.69	) %	(10.11	) %	10.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$375,644	$430,059	$472,336	$683,989	$750,829
Ratio to average net assets of:
Expenses(c)	1.70	%(d)	1.70	%(d)	1.72%	1.64%	1.65%
Net investment income	2.07	%(d)	1.49	%(d)	2.37%	2.93%	1.99%
Portfolio turnover rate	4%	5%	9%	6%	3%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.64	$ 10.17	$ 12.07	$ 13.97	$ 12.89

Income From Investment Operations
Net investment income(a)	.35	.26	.30	.49	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	.48	(1.50)	(1.72)	1.11

Net increase (decrease) in net asset value from operations	1.20	.74	(1.20)	(1.23)	1.53

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.27)	(.31)	(.52)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	(.00	) (e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.27)	(.70)	(.67)	(.45)

Net asset value, end of period	$ 11.51	$ 10.64	$ 10.17	$ 12.07	$ 13.97

Total Return
Total investment return based on net asset value(b)	11.24%	7.27%	(8.79	) %	(9.19	) %	11.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103,772	$84,269	$85,434	$113,428	$112,984
Ratio to average net assets of:
Expenses(c)	.69	%(d)	.69	%(d)	.71%	.63%	.65%
Net investment income	2.93	%(d)	2.45	%(d)	3.35%	3.74%	3.01%
Portfolio turnover rate	4%	5%	9%	6%	3%

See footnote summary on page 77.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.58	$ 10.12	$ 12.02	$ 13.91	$ 12.85

Income From Investment Operations
Net investment income(a)	.25	.19	.23	.38	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87	.47	(1.49)	(1.69)	1.14

Net increase (decrease) in net asset value from operations	1.12	.66	(1.26)	(1.31)	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.20)	(.25)	(.43)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.20)	(.64)	(.58)	(.37)

Net asset value, end of period	$ 11.44	$ 10.58	$ 10.12	$ 12.02	$ 13.91

Total Return
Total investment return based on net asset value(b)	10.55%	6.52%	(9.37	) %	(9.75	) %	11.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,602	$24,966	$22,659	$21,129	$15,254
Ratio to average net assets of:
Expenses(c)	1.35	%(d)	1.35	%(d)	1.33%	1.31%	1.33%
Net investment income	2.08	%(d)	1.80	%(d)	2.59%	2.99%	2.11%
Portfolio turnover rate	4%	5%	9%	6%	3%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.60	$ 10.13	$ 12.03	$ 13.92	$ 12.85

Income From Investment Operations
Net investment income(a)	.32	.22	.26	.47	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.82	.49	(1.49)	(1.73)	1.10

Net increase (decrease) in net asset value from operations	1.14	.71	(1.23)	(1.26)	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.24)	(.28)	(.48)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.24)	(.67)	(.63)	(.40)

Net asset value, end of period	$ 11.45	$ 10.60	$ 10.13	$ 12.03	$ 13.92

Total Return
Total investment return based on net asset value(b)	10.74%	6.95%	(9.12	) %	(9.45	) %	11.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,355	$24,859	$16,961	$14,144	$15,411
Ratio to average net assets of:
Expenses(c)	1.04	%(d)	1.03	%(d)	1.03%	.94%	1.02%
Net investment income	2.72	%(d)	2.06	%(d)	2.83%	3.57%	2.69%
Portfolio turnover rate	4%	5%	9%	6%	3%

See footnote summary on page 77.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.62	$ 10.15	$ 12.04	$ 13.94	$ 12.86

Income From Investment Operations
Net investment income(a)	.36	.26	.28	.52	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	.48	(1.47)	(1.75)	1.09

Net increase (decrease) in net asset value from operations	1.19	.74	(1.19)	(1.23)	1.52

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.27)	(.31)	(.52)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.27)	(.70)	(.67)	(.44)

Net asset value, end of period	$ 11.48	$ 10.62	$ 10.15	$ 12.04	$ 13.94

Total Return
Total investment return based on net asset value(b)	11.14%	7.27%	(8.73	) %	(9.21	) %	11.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,796	$21,211	$31,728	$28,153	$21,371
Ratio to average net assets of:
Expenses(c)	.71	%(d)	.69	%(d)	.71%	.63%	.69%
Net investment income	3.00	%(d)	2.49	%(d)	3.18%	3.94%	3.09%
Portfolio turnover rate	4%	5%	9%	6%	3%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.66	$ 10.14	$ 11.09	$ 12.14	$ 11.66

Income From Investment Operations
Net investment income(a)	.26	.20	.31	.46	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	.53	(.71)	(.94)	.52

Net increase (decrease) in net asset value from operations	.77	.73	(.40)	(.48)	.89

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.21)	(.33)	(.47)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.21)	(.55)	(.57)	(.41)

Net asset value, end of period	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Total Return
Total investment return based on net asset value(b)	7.23%	7.21%	(3.01)%	(4.15)%	7.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$292,825	$346,347	$354,786	$444,466	$400,294
Ratio to average net assets of:
Expenses(c)	1.01	%(d)	1.00	%(d)	1.00%	.96%	.98%
Net investment income	2.34	%(d)	1.87	%(d)	3.35%	3.88%	3.06%
Portfolio turnover rate	4%	5%	13%	5%	3%

See footnote summary on page 77.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.60	$ 10.08	$ 11.03	$ 12.08	$ 11.61

Income From Investment Operations
Net investment income(a)	.18	.12	.25	.37	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	.53	(.72)	(.93)	.52

Net increase (decrease) in net asset value from operations	.68	.65	(.47)	(.56)	.80

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.13)	(.26)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.13)	(.48)	(.49)	(.33)

Net asset value, end of period	$ 11.10	$ 10.60	$ 10.08	$ 11.03	$ 12.08

Total Return
Total investment return based on net asset value(b)	6.43%	6.48%	(3.75)%	(4.85)%	6.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,883	$119,926	$138,128	$185,022	$172,580
Ratio to average net assets of:
Expenses(c)	1.74	%(d)	1.72	%(d)	1.73%	1.68%	1.70%
Net investment income	1.61	%(d)	1.17	%(d)	2.64%	3.17%	2.37%
Portfolio turnover rate	4%	5%	13%	5%	3%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.60	$ 10.08	$ 11.02	$ 12.07	$ 11.60

Income From Investment Operations
Net investment income(a)	.18	.12	.25	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	.53	(.71)	(.94)	.52

Net increase (decrease) in net asset value from operations	.68	.65	(.46)	(.56)	.80

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.13)	(.26)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.13)	(.48)	(.49)	(.33)

Net asset value, end of period	$ 11.10	$ 10.60	$ 10.08	$ 11.02	$ 12.07

Total Return
Total investment return based on net asset value(b)	6.43%	6.48%	(3.66)%	(4.85)%	6.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$148,245	$171,195	$183,559	$246,147	$230,707
Ratio to average net assets of:
Expenses(c)	1.72	%(d)	1.71	%(d)	1.71%	1.67%	1.69%
Net investment income	1.63	%(d)	1.17	%(d)	2.65%	3.23%	2.34%
Portfolio turnover rate	4%	5%	13%	5%	3%

See footnote summary on page 77.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.68	$ 10.15	$ 11.11	$ 12.16	$ 11.67

Income From Investment Operations
Net investment income(a)	.29	.23	.32	.47	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	.54	(.70)	(.91)	.50

Net increase (decrease) in net asset value from operations	.80	.77	(.38)	(.44)	.93

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.23)	(.36)	(.51)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.24)	(.58)	(.61)	(.44)

Net asset value, end of period	$ 11.19	$ 10.68	$ 10.15	$ 11.11	$ 12.16

Total Return
Total investment return based on net asset value(b)	7.52%	7.62%	(2.79)%	(3.86)%	8.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,706	$23,631	$29,458	$30,719	$25,415
Ratio to average net assets of:
Expenses(c)	.71	%(d)	.70	%(d)	.70%	.66%	.68%
Net investment income	2.63	%(d)	2.15	%(d)	3.43%	4.02%	3.53%
Portfolio turnover rate	4%	5%	13%	5%	3%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.67	$ 10.15	$ 11.11	$ 12.16	$ 11.69

Income From Investment Operations
Net investment income(a)	.21	.16	.26	(f)	.41	.31	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	.53	(.70)	(.93)	.53

Net increase (decrease) in net asset value from operations	.74	.69	(.44)	(.52)	.84

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.17)	(.30)	(.43)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.17)	(.52)	(.53)	(.37)

Net asset value, end of period	$ 11.19	$ 10.67	$ 10.15	$ 11.11	$ 12.16

Total Return
Total investment return based on net asset value(b)	6.93%	6.83%	(3.40)%	(4.52)%	7.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,068	$14,726	$12,756	$10,045	$9,774
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.39	%(d)	1.37	%(d)	1.35%	1.34%	1.36%
Expenses, before waivers/reimbursements(c)	1.39	%(d)	1.37	%(d)	1.35%	1.34%	1.38%
Net investment income	1.86	%(d)	1.49	%(d)	2.77	%(f)	3.53%	2.53	%(f)
Portfolio turnover rate	4%	5%	13%	5%	3%

See footnote summary on page 77.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.65	$ 10.13	$ 11.09	$ 12.13	$ 11.66

Income From Investment Operations
Net investment income(a)	.23	.19	.27	.46	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	.53	(.68)	(.93)	.46

Net increase (decrease) in net asset value from operations	.76	.72	(.41)	(.47)	.88

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.20)	(.33)	(.47)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	(.00	)(e)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.20)	(.55)	(.57)	(.41)

Net asset value, end of period	$ 11.16	$ 10.65	$ 10.13	$ 11.09	$ 12.13

Total Return
Total investment return based on net asset value(b)	7.18%	7.16%	(3.05)%	(4.08)%	7.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,684	$5,447	$4,730	$1,793	$1,780
Ratio to average net assets of:
Expenses(c)	1.08	%(d)	1.05	%(d)	1.05%	.96%	1.06%
Net investment income	2.05	%(d)	1.80	%(d)	2.74%	3.94%	3.42%
Portfolio turnover rate	4%	5%	13%	5%	3%

See footnote summary on page 77.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.66	$ 10.14	$ 11.09	$ 12.14	$ 11.66

Income From Investment Operations
Net investment income(a)	.28	.22	.34	.50	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	.54	(.71)	(.94)	.51

Net increase (decrease) in net asset value from operations	.80	.76	(.37)	(.44)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.23)	(.36)	(.51)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.24)	(.58)	(.61)	(.44)

Net asset value, end of period	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Total Return
Total investment return based on net asset value(b)	7.49%	7.50%	(2.72)%	(3.86)%	7.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,868	$3,038	$2,728	$2,990	$2,158
Ratio to average net assets of:
Expenses(c)	.74	%(d)	.73	%(d)	.72%	.64%	.73%
Net investment income	2.45	%(d)	2.12	%(d)	3.64%	4.22%	3.39%
Portfolio turnover rate	4%	5%	13%	5%	3%

See footnote summary on page 77.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2011	2010	2009	2008	2007
Wealth Appreciation Strategy	.03%	.02%	.04%	.04%	.04%
Balanced Wealth Strategy	.03%	.03%	.04%	.04%	.04%
Conservative Wealth Strategy	.03%	.03%	.04%	.04%	.04%

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (the “Strategies”), each a series of The AllianceBernstein Portfolios, as of August 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategies’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy of The AllianceBernstein Portfolios at August 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2011

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2011. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	90.81%	0.28%
Balanced Wealth	18.93%	36.82%
Conservative Wealth	10.99%	53.12%

For the taxable year ended August 31, 2011, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
Wealth Appreciation	$26,584,417
Balanced Wealth	20,080,646
Conservative Wealth	3,066,176

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

2011 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 79 (1998)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 69 (1999)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	99	None

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors), and PLX Technology Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 59 (2007)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	99	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	99	None

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Thomas J. Fontaine 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Dokyoung Lee 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Seth J. Masters 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003, Chief Investment Officer of Style Blend Strategies since prior to 2006.

Christopher H. Nikolich 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Patrick J. Rudden 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 2-4, 2011:

•	AllianceBernstein Wealth Appreciation Strategy
•	AllianceBernstein Balanced Wealth Strategy
•	AllianceBernstein Conservative Wealth Strategy (named AllianceBernstein Wealth Preservation Strategy prior to December 31, 2009)

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Wealth Appreciation Strategy (“Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to Wealth Appreciation Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements will require the trustees’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that to date the Adviser had not asked them to approve reimbursements for Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for the 1-, 3- and 5-year periods ended May 31, 2011 and (in the case of comparisons with the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

composite index) the since inception period. The trustees also reviewed performance information provided by the Adviser for the 1- and 3-month periods ended July 31, 2011 (for which the data was not limited to Class A Shares).

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that the Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period. The Strategy lagged its composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”) in all periods. The trustees also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Global Multi-Cap Core Funds Average and the Index. The trustees noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that the Strategy was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy outperformed its composite index (60% Standard & Poor’s 500 Stock Index/40% Barclays Capital U.S. Aggregate Bond Index) (the “Index”) in the 1-year and the since inception periods but lagged the Index in the 3- and 5-year periods. The trustees also noted that in the 1- and 3-month periods the Strategy had lagged the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Index. The trustees noted that all reference points showed negative results in the 1- and 3-month periods. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that the Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-, 3- and 5-year periods. The Strategy outperformed its composite index (70% Barclays Capital U.S. Aggregate Bond Index/30% Standard & Poor’s 500 Stock Index) (the “Index”) in the 1-year period but lagged the Index in the 3- and 5-year and the since inception periods. The trustees also noted that in the 1-month period the Strategy matched the Lipper Mixed-Asset Target Allocation Conservative Funds Average but lagged the Index and in the 3-month period the Strategy lagged the Lipper Average and the Index. Based on their review and their discussion with

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

the Adviser of the reasons for the Strategy’s performance, the trustees concluded that the Strategy’s recent performance was acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it which have a substantially similar investment style to that of any of the Strategies. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which involved investments in securities of the same type that the Strategies invest in (i.e., equity and debt securities).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for the Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in a Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style similar to that of the Strategy for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was the same as the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The information on pages 95-221 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s August 31, 2011 audited financial statements which is available upon request.

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,942.8

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,952.8

*	All data are as of August 31, 2011. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $983.8

*	All data are as of August 31, 2011. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Austria, Belgium, China, Denmark, Hong Kong, India, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain and Turkey.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,022.0

*	All data are as of August 31, 2011 The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Canada, China, Denmark, Italy, Russia, South Africa, South Korea, Spain, and Taiwan.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

SHORT DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,285.7

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,307.3

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $712.7

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

HIGH-YIELD PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $482.4

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $497.0

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $504.9

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $937.3

*	All data are as of August 31, 2011. The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Germany, Italy, Netherlands, Poland, South Africa, South Korea, Sweden and Turkey.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Health Care – 17.9%
Biotechnology – 2.6%
Amgen, Inc.	344,100	$19,064,861
Gilead Sciences, Inc.(a)	773,300	30,843,070

		49,907,931

Health Care Providers & Services – 4.4%
Aetna, Inc.	135,900	5,440,077
Health Net, Inc.(a)	305,800	7,550,202
UnitedHealth Group, Inc.	766,400	36,419,328
WellPoint, Inc.	559,100	35,391,030

		84,800,637

Pharmaceuticals – 10.9%
AstraZeneca PLC (Sponsored ADR)	734,300	34,820,506
Forest Laboratories, Inc.(a)	98,700	3,379,488
Johnson & Johnson	926,400	60,957,120
Merck & Co., Inc.	1,030,900	34,143,408
Pfizer, Inc.	4,153,500	78,833,430

		212,133,952

		346,842,520

Energy – 16.4%
Energy Equipment & Services – 1.6%
McDermott International, Inc.(a)	532,000	7,655,480
Nabors Industries Ltd.(a)	179,860	3,316,618
Transocean Ltd./Switzerland	342,100	19,164,442

		30,136,540

Oil, Gas & Consumable Fuels – 14.8%
Anadarko Petroleum Corp.	415,500	30,643,125
BP PLC (Sponsored ADR)	351,200	13,833,768
Chevron Corp.	594,900	58,841,559
ConocoPhillips	880,600	59,942,442
Devon Energy Corp.	339,000	22,994,370
Exxon Mobil Corp.	267,400	19,798,296
Marathon Oil Corp.	883,300	23,778,436
Marathon Petroleum Corp.	668,400	24,770,904
Nexen, Inc. (New York)	1,013,600	21,640,360
Tesoro Corp.(a)	292,900	7,047,174
Valero Energy Corp.	186,900	4,246,368

		287,536,802

		317,673,342

Consumer Discretionary – 14.8%
Auto Components – 1.4%
Lear Corp.	354,000	16,914,120
TRW Automotive Holdings Corp.(a)	233,400	9,730,446

		26,644,566

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.4%
Ford Motor Co.(a)	781,400	$8,689,168
General Motors Co.(a)	786,400	18,897,192

		27,586,360

Household Durables – 0.9%
Fortune Brands, Inc.	72,000	4,112,640
NVR, Inc.(a)	21,100	13,430,150

		17,542,790

Media – 7.7%
CBS Corp. – Class B	198,000	4,959,900
Comcast Corp. – Class A	1,836,800	39,509,568
DIRECTV(a)	499,500	21,963,015
Gannett Co., Inc.	874,400	10,099,320
Interpublic Group of Cos., Inc. (The)	791,100	6,827,193
McGraw-Hill Cos., Inc. (The)	304,800	12,835,128
News Corp. – Class A	710,800	12,275,516
Time Warner Cable, Inc. – Class A	289,700	18,975,350
Viacom, Inc. – Class B	453,700	21,886,488

		149,331,478

Multiline Retail – 0.6%
Big Lots, Inc.(a)	329,000	11,153,100

Specialty Retail – 2.8%
Foot Locker, Inc.	450,100	9,393,587
GameStop Corp. – Class A(a)	267,700	6,406,061
Limited Brands, Inc.	288,100	10,872,894
Lowe’s Cos., Inc.	897,800	17,893,154
Ross Stores, Inc.	135,900	10,399,748

		54,965,444

		287,223,738

Financials – 13.3%
Commercial Banks – 2.3%
Regions Financial Corp.	403,000	1,829,620
Wells Fargo & Co.	1,634,900	42,670,890

		44,500,510

Consumer Finance – 0.4%
Capital One Financial Corp.	150,900	6,948,945

Diversified Financial Services – 7.5%
Bank of America Corp.	1,148,400	9,382,428
Citigroup, Inc.	1,864,600	57,895,830
JPMorgan Chase & Co.	1,771,600	66,541,296
Moody’s Corp.	409,800	12,634,134

		146,453,688

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 3.1%
ACE Ltd.	246,700	$15,931,886
Berkshire Hathaway, Inc.(a)	156,000	11,388,000
Chubb Corp.	116,800	7,228,752
Travelers Cos., Inc. (The)	499,500	25,204,770

		59,753,408

		257,656,551

Consumer Staples – 9.5%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	820,900	16,229,193

Food & Staples Retailing – 1.2%
Kroger Co. (The)	866,800	20,421,808
Safeway, Inc.	129,600	2,375,568

		22,797,376

Food Products – 2.7%
Bunge Ltd.	335,600	21,716,676
ConAgra Foods, Inc.	346,500	8,461,530
Smithfield Foods, Inc.(a)	290,000	6,356,800
Tyson Foods, Inc.—Class A	943,200	16,477,704

		53,012,710

Household Products – 2.0%
Procter & Gamble Co. (The)	622,700	39,653,536

Tobacco – 2.8%
Altria Group, Inc.	1,067,400	29,022,606
Lorillard, Inc.	182,800	20,367,576
Reynolds American, Inc.	114,100	4,286,737

		53,676,919

		185,369,734

Information Technology – 7.9%
Communications Equipment – 1.0%
Cisco Systems, Inc.	1,049,000	16,448,320
Motorola Solutions, Inc.(a)	93,100	3,918,579

		20,366,899

Computers & Peripherals – 2.9%
Dell, Inc.(a)	1,116,700	16,599,745
Hewlett-Packard Co.	1,492,300	38,844,569

		55,444,314

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	1,472,600	22,133,178

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.9%
Advanced Semiconductor Engineering, Inc. (ADR)	1,054,358	$4,734,068
Applied Materials, Inc.	1,246,700	14,112,644
Intel Corp.	1,416,900	28,522,197
Lam Research Corp.(a)	239,900	8,914,684

		56,283,593

		154,227,984

Industrials – 7.4%
Aerospace & Defense – 2.1%
General Dynamics Corp.	106,600	6,830,928
Northrop Grumman Corp.	626,000	34,192,120

		41,023,048

Airlines – 0.8%
Delta Air Lines, Inc.(a)	2,160,900	16,271,577

Industrial Conglomerates – 3.3%
General Electric Co.	3,915,700	63,865,067

Machinery – 1.2%
Ingersoll-Rand PLC	456,800	15,307,368
Parker Hannifin Corp.	105,600	7,754,208

		23,061,576

		144,221,268

Utilities – 4.4%
Electric Utilities – 1.0%
Edison International	154,000	5,727,260
NV Energy, Inc.	865,500	12,913,260

		18,640,520

Gas Utilities – 1.1%
Atmos Energy Corp.	323,800	10,860,252
UGI Corp.	378,917	11,276,570

		22,136,822

Multi-Utilities – 2.3%
CMS Energy Corp.	666,800	13,135,960
DTE Energy Co.	408,100	20,633,536
TECO Energy, Inc.	613,000	11,217,900

		44,987,396

		85,764,738

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 3.0%
AT&T, Inc.	1,135,300	32,333,344
CenturyLink, Inc.	740,500	26,769,075

		59,102,419

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.7%
Chemicals – 1.8%
Dow Chemical Co. (The)	362,400	$10,310,280
Huntsman Corp.	325,000	4,260,750
LyondellBasell Industries NV	555,083	19,233,626

		33,804,656

Metals & Mining – 0.9%
Alcoa, Inc.	1,375,600	17,621,436
		51,426,092

Total Common Stocks (cost $1,870,989,607)		1,889,508,386

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $42,922,326)	42,922,326	42,922,326

Total Investments – 99.5% (cost $1,913,911,933)		1,932,430,712
Other assets less liabilities – 0.5%		10,362,792

Net Assets – 100.0%		$1,942,793,504

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 33.2%
Communications Equipment – 4.9%
Aruba Networks, Inc.(a)	524,000	$11,176,920
Juniper Networks, Inc.(a)	88,000	1,841,840
QUALCOMM, Inc.	1,262,330	64,959,502
Riverbed Technology, Inc.(a)	726,100	17,992,758

		95,971,020

Computers & Peripherals – 9.8%
Apple, Inc.(a)	391,425	150,632,083
EMC Corp./Massachusetts(a)	1,812,907	40,953,569

		191,585,652

Internet Software & Services – 4.6%
Google, Inc. – Class A(a)	164,650	89,069,064

IT Services – 2.4%
Accenture PLC	582,770	31,230,644
Visa, Inc. – Class A	171,500	15,071,420

		46,302,064

Semiconductors & Semiconductor Equipment – 3.1%
Broadcom Corp. – Class A(a)	1,343,357	47,890,677
Marvell Technology Group Ltd.(a)	986,900	12,977,735

		60,868,412

Software – 8.4%
Citrix Systems, Inc.(a)	796,150	48,111,344
Intuit, Inc.(a)	768,000	37,885,440
Oracle Corp.	2,191,000	61,501,370
Rovi Corp.(a)	333,711	16,315,131

		163,813,285

		647,609,497

Consumer Discretionary – 15.8%
Auto Components – 3.4%
BorgWarner, Inc.(a)	464,300	33,146,377
Johnson Controls, Inc.	1,045,900	33,343,292

		66,489,669

Hotels, Restaurants & Leisure – 2.8%
Las Vegas Sands Corp.(a)	309,800	14,427,386
Starbucks Corp.	1,073,720	41,467,066

		55,894,452

Internet & Catalog Retail – 2.2%
Amazon.com, Inc.(a)	201,040	43,281,902

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 4.6%
Comcast Corp. – Class A	2,096,600	$45,097,866
Walt Disney Co. (The)	1,296,300	44,151,978

		89,249,844

Specialty Retail – 2.1%
Limited Brands, Inc.	1,080,579	40,781,051

Textiles, Apparel & Luxury Goods – 0.7%
VF Corp.	114,900	13,450,194

		309,147,112

Industrials – 12.3%
Aerospace & Defense – 2.6%
Goodrich Corp.	181,925	16,224,071
Precision Castparts Corp.	152,800	25,036,280
United Technologies Corp.	134,200	9,964,350

		51,224,701

Air Freight & Logistics – 3.0%
United Parcel Service, Inc. – Class B	874,055	58,902,566

Electrical Equipment – 1.0%
Rockwell Automation, Inc.	288,704	18,514,588

Industrial Conglomerates – 3.0%
Danaher Corp.	1,285,569	58,891,916

Machinery – 2.7%
Flowserve Corp.	353,655	33,363,813
Stanley Black & Decker, Inc.	322,200	19,969,956

		53,333,769

		240,867,540

Energy – 11.8%
Energy Equipment & Services – 5.2%
FMC Technologies, Inc.(a)	538,500	23,941,710
Schlumberger, Ltd.	983,595	76,838,441

		100,780,151

Oil, Gas & Consumable Fuels – 6.6%
Anadarko Petroleum Corp.	300,000	22,125,000
EOG Resources, Inc.	399,175	36,959,613
Noble Energy, Inc.	682,298	60,287,852
Occidental Petroleum Corp.	114,057	9,893,304

		129,265,769

		230,045,920

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 9.8%
Capital Markets – 3.7%
Blackstone Group LP	2,090,100	$28,655,271
Goldman Sachs Group, Inc. (The)	372,790	43,325,654

		71,980,925

Diversified Financial Services – 4.1%
JPMorgan Chase & Co.	2,105,000	79,063,800

Insurance – 1.4%
MetLife, Inc.	837,700	28,146,720

Real Estate Management & Development – 0.6%
CB Richard Ellis Group, Inc. – Class A(a)	751,400	11,391,224

		190,582,669

Health Care – 8.4%
Biotechnology – 3.2%
Celgene Corp.(a)	678,758	40,365,738
Gilead Sciences, Inc.(a)	552,465	22,035,067

		62,400,805

Health Care Equipment & Supplies – 1.4%
Covidien PLC	505,820	26,393,688

Health Care Providers & Services – 1.4%
Express Scripts, Inc. – Class A(a)	598,015	28,070,824

Pharmaceuticals – 2.4%
Allergan, Inc./United States	564,700	46,198,107

		163,063,424

Materials – 5.9%
Chemicals – 5.9%
Dow Chemical Co. (The)	1,060,930	30,183,459
Monsanto Co.	807,867	55,686,272
Potash Corp. of Saskatchewan, Inc.	509,300	29,529,214

		115,398,945

Consumer Staples – 2.6%
Food Products – 1.3%
General Mills, Inc.	650,300	24,652,873

Household Products – 1.1%
Procter & Gamble Co. (The)	336,000	21,396,480

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	49,800	4,863,468

		50,912,821

Total Common Stocks (cost $1,743,502,001)		1,947,627,928

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $4,458,774)	4,458,774	$4,458,774

Total Investments – 100.0% (cost $1,747,960,775)		1,952,086,702
Other assets less liabilities – 0.0%		759,552

Net Assets – 100.0%		$1,952,846,254

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 19.7%
Capital Markets – 1.0%
Deutsche Bank AG	199,200	$8,056,584
Macquarie Group Ltd.	77,900	2,167,275

		10,223,859

Commercial Banks – 11.0%
Australia & New Zealand Banking Group Ltd.	246,800	5,377,630
Banco do Brasil SA	325,000	5,455,116
Barclays PLC	2,812,300	7,770,403
BNP Paribas SA	227,465	11,699,991
Danske Bank A/S(a)	215,298	3,178,897
Hana Financial Group, Inc.	66,660	2,261,301
KB Financial Group, Inc.	115,662	4,797,837
KBC Groep NV	217,000	6,112,011
Lloyds Banking Group PLC(a)	16,995,000	9,270,171
Mitsubishi UFJ Financial Group, Inc.	1,097,300	4,976,606
National Australia Bank Ltd.	624,100	15,918,668
Societe Generale SA	502,784	16,836,136
Sumitomo Mitsui Financial Group, Inc.	382,900	11,336,756
Turkiye Is Bankasi – Class C	1,159,100	3,019,306

		108,010,829

Diversified Financial Services – 2.7%
ING Groep NV(a)	2,204,600	19,130,125
ORIX Corp.	84,240	7,650,595

		26,780,720

Insurance – 4.7%
Aegon NV(a)	1,833,900	8,257,800
Allianz SE	164,600	16,932,417
Aviva PLC	1,527,500	8,417,374
Muenchener Rueckversicherungs AG	97,800	12,758,392

		46,365,983

Real Estate Management & Development – 0.3%
New World Development Ltd.	2,091,224	2,663,005
Wheelock & Co., Ltd.	45,000	158,884

		2,821,889

		194,203,280

Consumer Discretionary – 13.6%
Auto Components – 4.0%
Bridgestone Corp.	482,900	10,773,415
Faurecia	92,342	2,704,720
GKN PLC	2,965,900	9,708,835
Magna International, Inc. – Class A	197,800	7,511,674
NGK Spark Plug Co., Ltd.	370,000	4,806,983
Sumitomo Rubber Industries Ltd.	272,400	3,445,738

		38,951,365

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 5.7%
Mazda Motor Corp.(a)	2,913,000	$6,274,203
Nissan Motor Co., Ltd.	1,526,400	14,035,890
Renault SA	337,300	13,706,281
Toyota Motor Corp.	421,400	15,181,068
Volkswagen AG (Preference Shares)	39,600	6,583,492

		55,780,934

Household Durables – 1.5%
Sharp Corp.	915,000	7,584,394
Sony Corp.	327,900	7,200,262

		14,784,656

Leisure Equipment & Products – 0.5%
Namco Bandai Holdings, Inc.	359,200	5,000,849

Media – 1.1%
Informa PLC	418,700	2,399,776
Vivendi SA	356,050	8,657,109

		11,056,885

Specialty Retail – 0.5%
Esprit Holdings Ltd.	1,820,500	5,125,387

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	2,897,929

		133,598,005

Energy – 11.8%
Oil, Gas & Consumable Fuels – 11.8%
BP PLC	4,604,800	30,055,647
China Petroleum & Chemical Corp. – Class H	3,398,000	3,347,858
ENI SpA	493,300	9,918,421
Gazprom OAO (Sponsored ADR)	872,600	10,602,090
JX Holdings, Inc.	1,352,100	8,608,338
Lukoil OAO (London) (Sponsored ADR)	120,250	7,178,925
Nexen, Inc. (Toronto)	524,006	11,193,920
OMV AG	201,100	7,924,785
Penn West Petroleum Ltd.	119,989	2,247,114
Petroleo Brasileiro SA (Sponsored ADR)	190,300	5,071,495
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	609,286	20,374,077

		116,522,670

Materials – 10.8%
Chemicals – 2.2%
Air Water, Inc.	165,000	2,013,599
Clariant AG(a)	106,671	1,196,612
DIC Corp.	1,557,000	3,436,299
Incitec Pivot Ltd.	157,794	641,593
Koninklijke DSM NV	138,706	6,948,794

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Gas Chemical Co., Inc.	620,000	$4,380,018
Ube Industries Ltd./Japan	960,000	3,040,443

		21,657,358

Metals & Mining – 8.6%
Dowa Holdings Co., Ltd.	488,000	2,892,264
Exxaro Resources Ltd.	154,110	4,139,651
Hindalco Industries Ltd.(a)	593,200	1,965,724
JFE Holdings, Inc.	348,600	8,102,360
KGHM Polska Miedz SA	73,300	4,448,137
New Gold, Inc.(a)	164,592	2,235,345
OneSteel Ltd.	2,089,000	3,375,951
Rio Tinto PLC	426,200	25,980,484
Tata Steel Ltd.	188,700	1,931,251
ThyssenKrupp AG	219,700	7,377,075
Vale SA (Sponsored ADR) (Local Preference Shares)	373,000	9,634,590
Xstrata PLC	716,600	12,445,468

		84,528,300

		106,185,658

Health Care – 10.1%
Pharmaceuticals – 10.1%
AstraZeneca PLC	645,300	30,555,798
GlaxoSmithKline PLC	691,600	14,723,727
Novartis AG	374,820	21,870,373
Otsuka Holdings Co., Ltd.	115,600	3,009,241
Roche Holding AG	98,100	17,154,160
Sanofi	161,556	11,781,956

		99,095,255

Industrials – 9.1%
Aerospace & Defense – 0.5%
BAE Systems PLC	1,111,700	4,960,643

Airlines – 1.0%
Cathay Pacific Airways Ltd.	1,186,000	2,404,702
Deutsche Lufthana (REG)	427,400	7,212,820

		9,617,522

Building Products – 1.0%
Asahi Glass Co., Ltd.	980,000	9,647,436

Construction & Engineering – 1.7%
Bouygues SA	424,900	16,288,204

Electrical Equipment – 1.7%
Furukawa Electric Co., Ltd.	1,048,000	3,685,163
Mitsubishi Electric Corp.	231,000	2,311,183
Sumitomo Electric Industries Ltd.	795,800	10,644,775

		16,641,121

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.9%
Cookson Group PLC	420,900	$3,586,166
Jardine Strategic Holdings Ltd.	60,000	1,884,496
SembCorp Industries Ltd.	1,039,000	3,720,749

		9,191,411

Professional Services – 0.3%
Randstad Holding NV	72,100	2,473,076

Road & Rail – 0.9%
East Japan Railway Co.	61,400	3,687,515
Nippon Express Co., Ltd.	1,344,000	5,637,943

		9,325,458

Trading Companies & Distributors – 1.1%
Mitsubishi Corp.	326,500	7,856,173
Mitsui & Co., Ltd.	185,400	3,180,999

		11,037,172

		89,182,043

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 5.0%
Nippon Telegraph & Telephone Corp.	368,300	17,244,098
Telecom Corp. of New Zealand Ltd.	2,460,332	5,433,959
Telecom Italia SpA (ordinary shares)	9,707,700	11,774,186
Telecom Italia SpA (savings shares)	4,931,400	5,402,420
Telenor ASA	254,100	4,241,692
Telstra Corp. Ltd.	1,493,600	4,840,044

		48,936,399

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	7,557,337	19,832,377

		68,768,776

Information Technology – 6.2%
Computers & Peripherals – 2.0%
Fujitsu Ltd.	1,560,000	7,923,134
Lite-On Technology Corp.	621,300	677,631
Pegatron Corp.(a)	2,027,000	1,976,487
Toshiba Corp.	1,738,000	7,584,428
Wistron Corp.	1,414,000	1,777,683

		19,939,363

Electronic Equipment, Instruments & Components – 1.4%
AU Optronics Corp.	13,470,790	6,398,514
LG Display Co., Ltd.	363,070	7,188,793

		13,587,307

Office Electronics – 0.8%
Konica Minolta Holdings, Inc.	1,117,000	7,678,682

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.6%
Advanced Semiconductor Engineering, Inc.	4,476,314	$4,063,623
Powertech Technology, Inc.	778,800	1,887,534
Samsung Electronics Co., Ltd.	11,320	7,949,398
Sumco Corp.(a)	135,700	1,623,345

		15,523,900

Software – 0.4%
Nintendo Co., Ltd.	21,600	3,808,217

		60,537,469

Consumer Staples – 4.8%
Beverages – 0.6%
Asahi Group Holdings Ltd.	261,300	5,456,709

Food & Staples Retailing – 1.6%
Delhaize Group SA	110,289	7,390,495
Koninklijke Ahold NV	759,400	8,843,744

		16,234,239

Tobacco – 2.6%
Imperial Tobacco Group PLC	266,000	8,799,589
Japan Tobacco, Inc.	3,945	17,051,100

		25,850,689

		47,541,637

Utilities – 3.8%
Electric Utilities – 2.6%
E.ON AG	730,600	15,955,034
EDP – Energias de Portugal SA	2,210,300	7,255,559
Tokyo Electric Power Co., Inc. (The)	404,900	2,076,604

		25,287,197

Gas Utilities – 1.2%
Gas Natural SDG SA	585,900	10,709,519
Tokyo Gas Co., Ltd.	297,000	1,366,636

		12,076,155

		37,363,352

Total Common Stocks (cost $1,030,284,931)		952,998,145

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $10,264,243)	10,264,243	10,264,243

Total Investments – 97.9% (cost $1,040,549,174)		963,262,388
Other assets less liabilities – 2.1%		20,556,824

Net Assets – 100.0%		$983,819,212

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

International Value Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	143	September 2011	$4,944,384	$4,716,435	$(227,949)
TOPIX Index Futures	50	September 2011	5,257,751	5,034,609	(223,142)

					$(451,091)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Euro settling 11/15/11	14,441	$20,592,924	$20,726,261	$133,337
Credit Suisse London Branch (GFX):
Great British Pound settling 11/15/11	26,905	43,361,174	43,638,649	277,475
Norwegian Krone settling 11/15/11	311,611	57,228,991	57,843,977	614,986
Swiss Franc settling 11/15/11	10,071	13,268,425	12,525,860	(742,565)
HSBC BankUSA:
Australian Dollar settling 11/15/11	30,681	31,835,833	32,498,892	663,059
Canadian Dollar settling 11/15/11	2,827	2,845,696	2,881,871	36,175
Great British Pound settling 11/15/11	55,220	89,365,839	89,564,253	198,414
Great British Pound settling 11/15/11	10,096	16,338,963	16,375,239	36,276
Morgan Stanley and Co. Inc:
Australian Dollar settling 11/15/11	5,368	5,485,023	5,686,062	201,039
Royal Bank of Canada:
Swedish Krona settling 11/15/11	178,724	27,936,608	28,070,594	133,986
Standard Chartered Bank:
Euro settling 11/15/11	31,888	45,878,318	45,766,844	(111,474)
Japanese Yen settling 11/15/11	1,829,805	23,971,349	23,913,094	(58,255)
UBS AG:
Swedish Krona settling 11/15/11	187,611	28,748,238	29,466,396	718,158
Westpac Banking Corp.:
New Zealand Dollar settling 11/15/11	54,070	44,587,203	45,815,828	1,228,625
Swiss Franc settling 11/15/11	70,447	83,468,998	87,618,830	4,149,832

Sale Contracts
Barclays Bank PLC Wholesale:
Norwegian Krone settling 11/15/11	180,382	32,755,634	33,484,095	(728,461)
BNP Paribas SA:
Euro settling 11/15/11	3,190	4,516,150	4,578,407	(62,257)
Great British Pound settling 11/15/11	5,734	9,372,928	9,300,279	72,649
Citibank NA:
Canadian Dollar settling 11/15/11	22,046	22,280,840	22,473,903	(193,063)
Japanese Yen settling 11/15/11	4,157,777	51,209,637	54,336,562	(3,126,925)

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Credit Suisse London Branch (GFX):
Swiss Franc settling 11/15/11	45,568	$63,011,899	$56,675,442	$6,336,457
Goldman Sachs International:
Euro settling 11/15/11	56,318	79,719,255	80,829,689	(1,110,434)
Swedish Krona settling 11/15/11	211,506	32,296,071	33,219,372	(923,301)
HSBC Bank USA:
New Zealand Dollar settling 11/15/11	24,677	20,372,097	20,909,879	(537,782)
Royal Bank of Scotland PLC:
Great British Pound settling 11/15/11	82,125	131,085,051	133,202,903	(2,117,852)
Societe Generale:
Japanese Yen settling 11/15/11	1,399,718	18,060,644	18,292,434	(231,790)
Standard Chartered Bank:
Norwegian Krone settling 11/15/11	131,229	24,149,316	24,359,882	(210,566)
Westpac Banking Corp.:
Japanese Yen settling 11/15/11	628,050	8,149,191	8,207,770	(58,579)
New Zealand Dollar settling 11/15/11	29,393	24,193,408	24,905,949	(712,541)
Swiss Franc settling 11/15/11	10,955	13,799,141	13,625,339	173,802

				$4,048,425

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
REG	– Registered Shares

See	notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Financials – 19.1%
Capital Markets – 1.4%
GP Investments Ltd. (BDR)(a)	1,442,500	$4,068,613
UBS AG(a)	678,218	9,806,028

		13,874,641

Commercial Banks – 8.9%
Banco Santander Brasil SA (ADR)	624,500	6,007,690
Banco Santander SA	725,900	6,707,106
BNP Paribas SA	284,600	14,638,812
HDFC Bank Ltd.	735,900	7,643,699
HSBC Holdings PLC	3,286,200	28,622,863
Itau Unibanco Holding SA (ADR)	580,980	10,550,597
Standard Chartered PLC	745,042	16,925,575

		91,096,342

Consumer Finance – 0.4%
Shriram Transport Finance Co., Ltd.	303,738	4,208,903

Diversified Financial Services – 0.9%
IG Group Holdings PLC	1,331,852	9,676,284

Insurance – 3.2%
Admiral Group PLC	702,453	15,564,987
AIA Group Ltd.	2,900,400	10,264,965
Prudential PLC	662,600	6,674,603

		32,504,555

Real Estate Management & Development – 3.8%
China Overseas Land & Investment Ltd.	2,284,000	4,886,031
Hang Lung Group Ltd.	787,800	4,602,110
Hang Lung Properties Ltd.	6,782,000	25,226,945
Mitsubishi Estate Co., Ltd.	236,000	3,896,578

		38,611,664

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp.	329,800	4,779,581

		194,751,970

Industrials – 16.4%
Air Freight & Logistics – 1.1%
Kuehne & Nagel International AG	80,207	11,181,090

Commercial Services & Supplies – 2.4%
Aggreko PLC	248,768	7,808,284
Edenred	40,036	1,097,003
Serco Group PLC	1,903,430	15,830,437

		24,735,724

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 2.2%
Larsen & Toubro Ltd.	427,200	$15,051,765
Samsung Engineering Co., Ltd.	31,603	7,195,603

		22,247,368

Electrical Equipment – 0.6%
Bharat Heavy Electricals Ltd.	163,600	6,290,216

Industrial Conglomerates – 0.8%
Keppel Corp. Ltd.	1,098,000	8,480,295

Machinery – 3.1%
Fanuc Corp.	90,400	15,047,378
Jain Irrigation Systems Ltd.	1,827,312	6,910,650
Komatsu Ltd.	374,300	9,983,628

		31,941,656

Professional Services – 5.6%
Capita Group PLC (The)	3,333,500	38,330,042
Experian PLC	850,800	9,697,206
Intertek Group PLC	272,320	8,913,164

		56,940,412

Road & Rail – 0.6%
DSV A/S	210,847	4,408,509
Globaltrans Investment PLC (Sponsored GDR)(b)	89,374	1,429,984

		5,838,493

		167,655,254

Consumer Staples – 16.1%
Beverages – 3.5%
Anheuser-Busch InBev NV	650,057	35,881,631

Food & Staples Retailing – 5.9%
Olam International Ltd.	16,497,370	35,513,209
Sugi Holdings Co., Ltd.	94,000	2,534,557
Tesco PLC	3,657,180	22,479,182

		60,526,948

Personal Products – 0.4%
Hypermarcas SA	461,200	3,864,821

Tobacco – 6.3%
British American Tobacco PLC	904,904	40,260,664
Imperial Tobacco Group PLC	161,100	5,329,375
Japan Tobacco, Inc.	4,394	18,991,770

		64,581,809

		164,855,209

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 14.8%
Chemicals – 8.5%
Huabao International Holdings Ltd.	3,142,000	$2,429,949
Israel Chemicals Ltd.	2,277,300	32,801,589
K+S AG	520,000	36,493,482
Potash Corp. of Saskatchewan, Inc.	264,100	15,312,518

		87,037,538

Metals & Mining – 6.3%
Agnico-Eagle Mines Ltd.	58,600	4,048,088
BHP Billiton PLC	146,300	4,979,433
Centamin Egypt Ltd.(a)	842,300	1,416,415
Newcrest Mining Ltd.	568,300	24,452,892
Rio Tinto PLC	482,900	29,436,828

		64,333,656

		151,371,194

Consumer Discretionary – 14.1%
Distributors – 2.4%
Li & Fung Ltd.	13,700,000	24,677,864

Diversified Consumer Services – 0.7%
Anhanguera Educacional Participacoes SA	273,600	4,537,370
Estacio Participacoes SA	224,800	2,568,699

		7,106,069

Hotels, Restaurants & Leisure – 0.7%
Ajisen China Holdings Ltd.	1,700,800	2,582,334
Shangri-La Asia Ltd.	2,166,333	5,016,873

		7,599,207

Household Durables – 0.8%
MRV Engenharia e Participacoes SA	920,400	7,747,572

Internet & Catalog Retail – 1.2%
Rakuten, Inc.	10,691	12,078,278

Media – 0.3%
Naspers Ltd.	51,900	2,713,807

Multiline Retail – 0.6%
Don Quijote Co., Ltd.	159,300	6,003,904

Specialty Retail – 6.9%
Fast Retailing Co., Ltd.	127,500	24,349,514
Hennes & Mauritz AB – Class B	999,550	31,139,102
Inditex SA	180,233	15,317,256

		70,805,872

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	73,100	4,226,174
Trinity Ltd.	1,208,000	1,260,658

		5,486,832

		144,219,405

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 9.0%
Communications Equipment – 1.9%
HTC Corp.	715,950	$18,865,384

Computers & Peripherals – 1.4%
Logitech International SA(a)	1,256,161	14,701,988

Internet Software & Services – 1.4%
Kakaku.com, Inc.	94,400	3,500,972
Telecity Group PLC(a)	1,210,676	10,691,114

		14,192,086

Semiconductors & Semiconductor Equipment – 0.6%
Trina Solar, Ltd. (Sponsored ADR)(a)	398,000	6,320,240

Software – 3.7%
Aveva Group PLC	217,980	5,564,438
SAP AG	397,600	21,682,861
Temenos Group AG(a)	478,372	10,515,859

		37,763,158

		91,842,856

Energy – 7.9%
Energy Equipment & Services – 6.9%
AMEC PLC	1,205,621	17,856,551
Petrofac Ltd.	1,288,000	28,541,738
Saipem SpA	279,900	12,541,489
Technip SA	123,000	11,995,434

		70,935,212

Oil, Gas & Consumable Fuels – 1.0%
Afren PLC(a)	5,816,439	9,886,055

		80,821,267

Health Care – 1.5%
Pharmaceuticals – 1.5%
Aspen Pharmacare Holdings Ltd.(a)	1,275,024	15,371,774

Total Common Stocks (cost $1,009,680,004)		1,010,888,929

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $4,216,862)	4,216,862	4,216,862

Total Investments – 99.3% (cost $1,013,896,866)		1,015,105,791
Other assets less liabilities – 0.7%		6,870,141

Net Assets – 100.0%		$1,021,975,932

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Great British Pound settling 9/15/11	6,497	$10,627,221	$10,545,055	$(82,166)
Citibank NA:
Canadian Dollar settling 9/15/11	2,548	2,565,512	2,601,010	35,498
Credit Suisse London Branch (GFX):
Japanese Yen settling 12/15/11	826,715	10,549,826	10,808,177	258,351
HSBC BankUSA:
Euro settling 9/15/11	51,773	75,718,789	74,359,801	(1,358,988)
Japanese Yen settling 9/15/11	1,496,969	18,673,831	19,552,282	878,451

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 12/15/11	5,072	5,152,534	5,167,649	(15,115)
Canadian Dollar settling 12/15/11	5,918	6,011,930	6,029,603	(17,673)
Euro settling 9/15/11	3,625	5,138,452	5,206,464	(68,012)
Deutsche Bank AG London:
Euro settling 9/15/11	3,201	4,485,817	4,597,487	(111,670)
HSBC BankUSA:
Canadian Dollar settling 9/15/11	7,410	7,591,241	7,564,163	27,078
Great British Pound settling 9/15/11	3,547	5,643,951	5,757,013	(113,062)
Royal Bank of Scotland PLC:
Great British Pound settling 9/15/11	46,505	76,389,113	75,480,653	908,460
Great British Pound settling 9/15/11	3,328	5,440,215	5,401,561	38,654
Standard Chartered Bank:
Euro settling 9/15/11	7,261	10,453,974	10,428,728	25,246

				$405,052

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the market value of this security amounted to $1,429,984 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.6%
New Zealand – 3.3%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	47,835	$42,928,010

United States – 33.3%
U.S. Treasury Notes 0.375%, 7/31/13	U.S.$	66,975	67,207,872
0.50%, 8/15/14		18,700	18,800,793
1.375%, 11/15/12-1/15/13		197,373	200,367,846
1.75%, 8/15/12		48,953	49,706,436
2.875%, 1/31/13		62,885	65,277,586
3.125%, 8/31/13		24,610	26,040,456

			427,400,989

Total Governments – Treasuries (cost $464,070,814)			470,328,999

ASSET - BACKED SECURITIES – 19.0%
Autos - Fixed Rate – 10.5%
Ally Auto Receivables Trust Series 2011-1, Class A2 0.81%, 10/15/13		4,231	4,232,991
Series 2011-2, Class A2 0.67%, 10/15/13		3,585	3,584,535
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		4,865	4,860,957
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		8,610	8,845,211
Series 2009-3A, Class A4 2.67%, 12/15/16(a)		12,380	12,726,427
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		5,475	5,475,711
CarMax Auto Owner Trust Series 2011-1, Class A3 1.29%, 9/15/15		4,233	4,263,439
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		3,117	3,147,125
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)		5,309	5,309,872
Series 2011-A, Class A2 0.74%, 9/15/13		5,380	5,378,985

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Owner Trust Series 2011-A, Class A3 0.97%, 1/15/15	U.S.$	6,545	$6,566,799
Series 2011-B, Class B 2.27%, 1/15/17		3,770	3,840,468
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13		2,293	2,293,404
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,089	2,087,901
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)		6,540	6,542,181
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,740,547
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(a)		3,920	3,920,273
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15		10,555	10,591,198
Series 2010-B, Class A2 0.90%, 5/15/13		4,144	4,147,346
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		3,628	3,637,897
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(a)		3,115	3,121,633
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		4,580	4,580,518
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		4,767	4,771,087
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		6,595	6,644,484
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		6,330	6,330,406

			134,641,395

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 3.9%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.267%, 7/15/16(b)	U.S.$	6,000	$5,982,420
Chase Issuance Trust Series 2009-A2, Class A2 1.757%, 4/15/14(b)		13,000	13,118,088
Discover Card Master Trust Series 2009-A1, Class A1 1.507%, 12/15/14(b)		3,835	3,870,884
Series 2009-A2, Class A 1.507%, 2/17/15(b)		1,320	1,331,315
Series 2010-A1, Class A1 0.857%, 9/15/15(b)		7,206	7,260,810
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(b)		2,700	2,713,559
Series 2011-2, Class A 0.687%, 5/15/19(b)		4,785	4,785,672
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.267%, 6/15/15(b)		3,130	3,126,725
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.963%, 12/18/14(a)(b)		7,390	7,375,638

			49,565,111

Autos - Floating Rate – 2.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.357%, 9/15/14(a)(b)		4,360	4,384,995
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.907%, 7/15/15(a)(b)		14,000	14,109,362
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.857%, 12/15/14(a)(b)		6,070	6,161,465
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.757%, 10/20/14(a)(b)		5,438	5,493,210
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.457%, 11/17/14(a)(b)		3,765	3,783,726
Wheels SPV LLC Series 2009-1, Class A 1.757%, 3/15/18(a)(b)		4,012	4,027,735

			37,960,493

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	5,261	$5,284,690
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		3,910	3,909,287
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13		634	636,668
Series 2011-A, Class A2 0.64%, 6/16/14		3,915	3,913,355

			13,744,000

Home Equity Loans - Floating Rate – 0.4%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.493%, 1/20/36(b)		1,017	887,097
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.418%, 6/25/37(a)(b)		3,258	1,113,326
Novastar Home Equity Loan Series 2007-2, Class M1 0.518%, 9/25/37(b)(c)		4,935	599,884
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.348%, 7/25/37(b)		4,185	2,258,393

			4,858,700

Home Equity Loans - Fixed Rate – 0.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33		2,106	1,954,975
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		1,090	905,986
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			2,860,961

Total Asset-Backed Securities (cost $251,414,812)			243,630,660

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.2%
Industrial – 10.3%
Capital Goods – 1.7%
Caterpillar Financial Services Corp. 1.375%, 5/20/14	U.S.$	6,725	$6,798,249
Eaton Corp. 0.575%, 6/16/14(b)		3,329	3,341,777
General Dynamics Corp. 5.25%, 2/01/14		4,560	5,048,157
John Deere Capital Corp. 1.60%, 3/03/14		3,605	3,662,921
5.25%, 10/01/12		2,735	2,872,595

			21,723,699

Communications - Telecommunications – 1.7%
AT&T, Inc. 4.95%, 1/15/13		2,875	3,019,943
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14		5,900	6,488,850
New Cingular Wireless Services, Inc. 8.125%, 5/01/12		5,160	5,405,332
Verizon Communications, Inc. 1.95%, 3/28/14		4,220	4,313,992
Verizon Global Funding Corp. 7.375%, 9/01/12		2,142	2,277,942

			21,506,059

Consumer Cyclical - Automotive – 0.7%
American Honda Finance Corp. 2.375%, 3/18/13(a)		6,114	6,232,569
Toyota Motor Credit Corp. 1.375%, 8/12/13		3,065	3,104,894

			9,337,463

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		3,624	3,922,567

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13		3,595	3,790,755

Consumer Cyclical - Retailers – 0.5%
Wal-Mart Stores, Inc. 1.625%, 4/15/14		2,810	2,875,883

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.55%, 5/01/13	U.S.$	3,500	$3,732,414

			6,608,297

Consumer Non-Cyclical – 1.6%
Avon Products, Inc. 5.625%, 3/01/14		2,175	2,353,380
Baxter International, Inc. 1.80%, 3/15/13		2,021	2,052,930
Bottling Group LLC 5.00%, 11/15/13		3,599	3,920,315
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,844	3,045,310
PepsiCo, Inc. 4.65%, 2/15/13		2,802	2,965,662
Procter & Gamble Co. (The) 1.375%, 8/01/12		3,132	3,156,589
Sanofi 1.625%, 3/28/14		3,295	3,358,205

			20,852,391

Energy – 1.1%
Apache Corp. 5.25%, 4/15/13		2,890	3,103,898
BP Capital Markets PLC 5.25%, 11/07/13		2,975	3,218,447
Chevron Corp. 3.95%, 3/03/14		3,665	3,958,134
ConocoPhillips 4.75%, 2/01/14		3,650	3,990,928

			14,271,407

Technology – 2.1%
Cisco Systems, Inc. 1.625%, 3/14/14		6,610	6,728,240
Hewlett-Packard Co. 2.95%, 8/15/12		1,408	1,432,263
International Business Machines Corp. 2.10%, 5/06/13		6,055	6,196,293
Microsoft Corp. 2.95%, 6/01/14		3,045	3,246,092
Oracle Corp. 4.95%, 4/15/13		2,885	3,085,155
Texas Instruments, Inc. 1.375%, 5/15/14		6,730	6,823,507

			27,511,550

Transportation - Services – 0.3%
United Parcel Service, Inc. 3.875%, 4/01/14		3,095	3,343,466

			132,867,654

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.7%
Banking – 2.9%
Bank of America Corp. 3.70%, 9/01/15	U.S.$	3,275	$3,226,903
Bank of Montreal 1.75%, 4/29/14		6,685	6,821,628
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14		1,785	1,930,810
Citigroup, Inc. 4.587%, 12/15/15		3,140	3,261,251
Goldman Sachs Group, Inc. (The) 3.70%, 8/01/15		3,240	3,274,814
JPMorgan Chase & Co. 3.45%, 3/01/16		3,280	3,380,050
Morgan Stanley 1.233%, 4/29/13(b)		3,340	3,252,569
State Street Corp. 4.30%, 5/30/14		3,015	3,259,701
UnionBanCal Corp. 5.25%, 12/16/13		5,212	5,624,024
US Bancorp 2.45%, 7/27/15		3,300	3,387,387

			37,419,137

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		6,461	6,522,651

Insurance – 1.1%
Berkshire Hathaway Finance Corp 1.50%, 1/10/14		5,705	5,788,744
Metropolitan Life Global Funding I 2.875%, 9/17/12(a)		7,700	7,817,024

			13,605,768

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11		3,130	3,153,162

			60,700,718

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14		2,001	2,142,203

Total Corporates – Investment Grades (cost $190,917,699)			195,710,575

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGH’S – 10.6%
Agency Fixed Rate 30-Year – 5.6%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	U.S.$	1,583	$1,752,428
Federal National Mortgage Association 6.00%, 2/01/40-4/01/40		16,391	18,155,155
Series 2008 6.00%, 5/01/38-8/01/38		21,967	24,329,615
Series 2010 6.00%, 4/01/40		24,554	27,193,828

			71,431,026

Agency ARMs – 4.7%
Federal Home Loan Mortgage Corp. 3.644%, 8/01/36(f)		3,261	3,405,118
Series 2005 2.602%, 5/01/35(f)		3,613	3,800,574
Series 2007 5.83%, 11/01/36(b)		2,550	2,647,910
6.085%, 1/01/37(b)		2,299	2,399,453
Federal National Mortgage Association 2.522%, 1/01/36(f)		1,785	1,895,639
4.984%, 10/01/39(f)		3,174	3,330,141
5.073%, 6/01/37(b)		3,141	3,328,212
Series 2003 2.685%, 12/01/33(f)		948	996,259
Series 2005 2.442%, 2/01/35(b)		4,818	5,056,634
2.835%, 10/01/35(f)		2,841	2,980,787
Series 2006 2.569%, 5/01/36(b)		3,460	3,640,425
2.634%, 1/01/36(f)		8,600	9,089,380
2.791%, 7/01/36(f)		2,461	2,586,702
5.771%, 11/01/36(b)		3,105	3,225,853
Series 2007 2.748%, 11/01/35(b)		4,855	5,109,219
5.473%, 2/01/37(b)		3,171	3,343,485
6.267%, 1/01/37(b)		1,335	1,372,192
Series 2009 3.113%, 7/01/38(f)		2,259	2,378,220

			60,586,203

Agency Fixed Rate 15-Year – 0.3%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13		10	10,367

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2001 6.00%, 11/01/16	U.S.$	78	$85,183
Series 2002 6.00%, 12/01/17		58	62,665
Series 2005 6.00%, 6/01/17-6/01/20		142	155,007
Series 2006 6.00%, 5/01/21-1/01/22		2,611	2,849,486
Series 2007 6.00%, 2/01/22		856	933,406

			4,096,114

Total Mortgage Pass-Through’s (cost $132,181,064)			136,113,343

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.6%
Non-Agency Fixed Rate CMBS – 2.9%
DBUBS Mortgage Trust Series 2011-LC1A, Class A1 3.742%, 11/10/46(a)		6,412	6,490,779
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49		5,950	5,988,199
Series 2011-C3, Class A1 1.875%, 2/16/46(a)		6,203	6,232,814
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		2,951	2,943,058
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		6,279	6,367,946
Series 2011-C2, Class A1 1.48%, 6/15/44(a)		6,102	6,031,259
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		2,889	2,925,161

			36,979,216

Agency CMBS – 2.0%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		11,992	12,379,289
Series K009, Class A1 2.757%, 5/25/20		3,404	3,518,786
Series K010, Class A1 3.32%, 7/25/20		3,965	4,197,210

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20	U.S.$	5,493	$5,560,915

			25,656,200

Non-Agency Floating Rate CMBS – 1.7%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.517%, 3/15/22(a)(b)		2,500	2,490,505
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.547%, 11/15/17(a)(b)		831	784,542
Series 2007-FL14, Class C 0.507%, 6/15/22(a)(b)		3,283	2,926,540
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.677%, 10/15/21(a)(b)		4,900	4,642,145
Series 2007-TFLA, Class A2 0.327%, 2/15/22(a)(b)		8,000	7,465,721
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.61%, 9/15/21(a)(b)		2,600	2,078,578
Series 2007-WHL8, Class E 0.607%, 6/15/20(a)(b)		2,725	2,080,213

			22,468,244

Total Commercial Mortgage-Backed Securities (cost $86,868,409)			85,103,660

AGENCIES – 5.1%
Agency Debentures – 5.1%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12		8,760	8,865,418
Citibank NA - FDIC Insured 1.875%, 5/07/12		18,659	18,856,879
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12		13,670	13,984,847
JPMorgan Chase & Co. – FDIC Insured 3.125%, 12/01/11		10,565	10,639,441
Morgan Stanley – FDIC Insured 2.25%, 3/13/12		6,000	6,063,816
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11		7,493	7,548,396

Total Agencies (cost $65,158,323)			65,958,797

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $19,783,556)	U.S.$	18,761	$19,751,956

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.3%
Agency Floating Rate – 0.7%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.498%, 10/25/33(b)		136	132,997
Freddie Mac Reference REMICs Series R008, Class FK 0.607%, 7/15/23(b)		438	438,382
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.761%, 12/08/20(b)		8,505	8,548,123

			9,119,502

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.102%, 11/25/46(b)		1,853	849,341
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.71%, 2/25/42(a)(b)		3,073	2,894,781
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.413%, 7/20/36(b)		2,598	1,944,162
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.448%, 5/25/35(b)(c)		118	90,199
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.192%, 5/25/46(b)		1,029	570,630
Series 2006-AR9, Class 1AB2 0.438%, 8/25/46(b)		1,931	675,564

			7,024,677

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		637	613,930

Total Collateralized Mortgage Obligations (cost $20,314,308)			16,758,109

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Netherlands – 0.5%
Achmea Hypotheekbank NV 0.607%, 11/03/14(a)(b) (cost $6,454,118)	U.S.$	6,456	$6,425,347

SHORT-TERM INVESTMENTS – 3.0%
Certificates of Deposit – 1.0%
Royal Bank of Canada NY 2.25%, 3/15/13 (cost $12,806,351)		12,810	13,133,696

		Shares
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g) (cost $25,696,760)		25,696,760	25,696,760

Total Short-Term Investments (cost $38,503,111)			38,830,456

Total Investments – 99.4% (cost $1,275,666,214)			1,278,611,902
Other assets less liabilities – 0.6%			7,126,612

Net Assets – 100.0%			$1,285,738,514

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,934	December 2011	$426,471,609	$426,447,000	$(24,609)
U.S. T-Note 5 Yr Futures	410	December 2011	50,215,644	50,244,219	28,575

Sold Contracts
U.S. T-Note 10 Yr Futures	482	December 2011	62,576,207	62,193,063	383,144

					$387,110

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 9/23/11	63,429	$64,739,822	$64,736,064	$(3,758)

Sale Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 9/23/11	63,068	66,479,952	64,367,642	2,112,310
New Zealand Dollar settling 10/14/11	51,074	41,676,720	43,382,424	(1,705,704)

				$402,848

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $174,321,742 or 13.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(c)	Illiquid security.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A
9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	Variable rate coupon, rate shown as of August 31, 2011.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

NZD	– New Zealand Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
FHLMC	– Federal Home Loan Mortgage Corporation
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 27.5%
Financial Institutions – 12.9%
Banking – 7.1%
Bank of America Corp. 5.625%, 7/01/20	U.S.$	1,710	$1,731,780
7.625%, 6/01/19		1,700	1,920,356
Series L 5.65%, 5/01/18		5,630	5,745,150
BankAmerica Capital II Series 2 8.00%, 12/15/26		1,950	1,940,250
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		5,410	5,851,845
Capital One Financial Corp. 4.75%, 7/15/21		4,440	4,467,599
Citigroup, Inc. 5.50%, 4/11/13		2,900	3,021,577
6.50%, 8/19/13		2,770	2,946,743
8.50%, 5/22/19		2,750	3,361,259
Compass Bank 5.50%, 4/01/20		4,989	4,931,826
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21		1,148	1,163,855
6.00%, 6/15/20		2,700	2,881,750
7.50%, 2/15/19		2,855	3,261,495
JPMorgan Chase & Co. 4.40%, 7/22/20		3,955	4,063,149
4.625%, 5/10/21		857	887,745
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)		3,820	3,763,957
Macquarie Group Ltd. 4.875%, 8/10/17(a)		3,420	3,406,317
Morgan Stanley 5.45%, 1/09/17		1,615	1,655,961
5.50%, 7/24/20		5,325	5,207,722
6.60%, 4/01/12		960	987,542
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,692,616
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	2,859,546
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		3,400	3,302,393
Shinhan Bank 4.125%, 10/04/16(a)		2,550	2,586,113
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,602,641
5.20%, 4/15/21(a)		1,680	1,557,333

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SouthTrust Corp. 5.80%, 6/15/14	U.S.$	3,315	$3,584,493
Standard Chartered PLC 6.409%, 1/30/17(a)		4,800	4,382,717
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,071,448
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,580	1,287,340
Union Bank NA 5.95%, 5/11/16		1,005	1,117,135
Wachovia Corp. 5.50%, 5/01/13		1,225	1,309,546

			92,551,199

Brokerage – 0.3%
Jefferies Group, Inc. 5.125%, 4/13/18		2,141	2,134,371
6.875%, 4/15/21		1,330	1,487,100

			3,621,471

Finance – 0.8%
General Electric Capital Corp. 4.80%, 5/01/13		2,795	2,947,979
Series A 4.375%, 11/21/11		2,713	2,734,289
SLM Corp. Series A 5.375%, 1/15/13-5/15/14		4,650	4,645,841

			10,328,109

Insurance – 3.7%
Allied World Assurance Co. Ltd. 7.50%, 8/01/16		1,820	2,098,937
Assurant, Inc. 5.625%, 2/15/14		1,028	1,091,156
CIGNA Corp. 5.125%, 6/15/20		435	475,266
Coventry Health Care, Inc. 5.95%, 3/15/17		665	749,648
6.125%, 1/15/15		260	289,255
6.30%, 8/15/14		2,060	2,276,568
Genworth Financial, Inc. 6.515%, 5/22/18		4,100	3,716,724
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,605	1,973,128
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	694,241
5.50%, 3/30/20		3,221	3,260,341
Humana, Inc. 6.30%, 8/01/18		1,514	1,728,042

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.45%, 6/01/16	U.S.$	285	$326,697
7.20%, 6/15/18		610	728,388
Lincoln National Corp. 8.75%, 7/01/19		791	980,944
Markel Corp. 7.125%, 9/30/19		1,685	2,001,446
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		1,510	2,209,665
MetLife, Inc. 4.75%, 2/08/21		1,460	1,531,179
7.717%, 2/15/19		1,159	1,423,818
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,054,488
Principal Financial Group, Inc. 7.875%, 5/15/14		2,220	2,542,004
Prudential Financial, Inc. 3.00%, 5/12/16		1,685	1,678,899
5.15%, 1/15/13		2,545	2,665,389
6.20%, 1/15/15		265	296,529
Series D 7.375%, 6/15/19		200	239,238
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		2,385	2,331,862
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,463,150
XL Group PLC 5.25%, 9/15/14		4,520	4,850,435

			48,677,437

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15		3,328	3,493,132

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		3,300	3,581,269
HCP, Inc. 6.00%, 1/30/17		3,180	3,426,307
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,501,208

			9,508,784

			168,180,132

Industrial – 10.6%
Basic – 1.7%
Anglo American Capital PLC 9.375%, 4/08/19(a)		1,901	2,538,915
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,151,942

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ArcelorMittal 6.125%, 6/01/18	U.S.$	3,570	$3,720,318
Dow Chemical Co. (The) 8.55%, 5/15/19		4,115	5,346,961
International Paper Co. 5.30%, 4/01/15		2,625	2,861,969
7.50%, 8/15/21		797	946,745
Packaging Corp. of America 5.75%, 8/01/13		1,329	1,424,252
PPG Industries, Inc. 5.75%, 3/15/13		3,190	3,411,128
Teck Resources Ltd. 6.00%, 8/15/40		205	208,594

			22,610,824

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	326,125
Republic Services, Inc. 3.80%, 5/15/18		85	89,250
5.25%, 11/15/21		1,213	1,358,231
5.50%, 9/15/19		1,768	2,029,510

			3,803,116

Communications - Media – 2.1%
CBS Corp. 5.75%, 4/15/20		3,655	4,042,732
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,795,023
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	1,957,467
4.75%, 10/01/14		1,200	1,319,746
News America, Inc. 6.15%, 3/01/37		2,177	2,279,835
6.55%, 3/15/33		1,383	1,477,188
9.25%, 2/01/13		670	736,879
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,756,855
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,513,927
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,492,638
WPP Finance UK 5.875%, 6/15/14		376	412,815
8.00%, 9/15/14		2,616	3,039,632

			26,824,737

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20	U.S.$	2,750	$2,795,669
AT&T Corp. 8.00%, 11/15/31		295	398,695
AT&T, Inc. 4.45%, 5/15/21		1,694	1,818,001
Embarq Corp. 7.082%, 6/01/16		1,509	1,642,995
Qwest Corp. 7.50%, 10/01/14		2,931	3,246,083
Telecom Italia Capital SA 6.175%, 6/18/14		2,510	2,532,578
6.375%, 11/15/33		375	321,672
7.175%, 6/18/19		1,450	1,511,542
United States Cellular Corp. 6.70%, 12/15/33		3,150	3,177,619

			17,444,854

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 5.75%, 9/08/11		1,105	1,105,311
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,722,181

			3,827,492

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,560,232
7.625%, 4/15/31		2,810	3,453,779
Viacom, Inc. 5.625%, 9/15/19		2,895	3,324,337

			8,338,348

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		4,120	4,295,397

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,767,886

Consumer Non-Cyclical – 1.0%
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,711,605
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,711	1,830,423

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.875%, 5/15/13	U.S.$	2,720	$2,866,562
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,751,280
Delhaize Group SA 5.875%, 2/01/14		775	850,463

			13,010,333

Energy – 1.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,465	1,646,790
6.45%, 9/15/36		877	934,519
Hess Corp. 7.875%, 10/01/29		1,793	2,314,878
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		448	467,810
5.125%, 3/01/21(a)		760	811,468
Nabors Industries, Inc. 9.25%, 1/15/19		2,995	3,797,816
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,729,867
Noble Holding International Ltd. 4.90%, 8/01/20		251	277,673
Valero Energy Corp. 6.125%, 2/01/20		1,635	1,821,531
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		1,600	1,685,210
9.625%, 3/01/19		1,540	2,067,183

			19,554,745

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		3,341	3,374,410

Technology – 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	537,678
Computer Sciences Corp. 5.50%, 3/15/13		2,290	2,418,089
Motorola Solutions, Inc. 7.50%, 5/15/25		290	347,743
Xerox Corp. 8.25%, 5/15/14		310	358,599

			3,662,109

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,802,619
5.75%, 12/15/16		1,115	1,237,482

			3,040,101

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)	U.S.$	3,375	$3,435,719
Con-way, Inc. 6.70%, 5/01/34		2,208	2,214,657
Ryder System, Inc. 5.85%, 11/01/16		930	1,075,309
7.20%, 9/01/15		908	1,082,494

			7,808,179

			139,362,531

Utility – 2.5%
Electric – 1.4%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,783,413
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,700	2,827,089
FirstEnergy Corp. Series B 6.45%, 11/15/11		58	58,580
Series C 7.375%, 11/15/31		2,291	2,664,598
NextEra Energy Capital Holdings, Inc. 5.625%, 9/01/11		2,855	2,855,000
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,122,342
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,563,867
TECO Finance, Inc. 4.00%, 3/15/16		745	797,373
5.15%, 3/15/20		915	1,020,444
Union Electric Co. 6.70%, 2/01/19		315	385,517

			18,078,223

Natural Gas – 1.0%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,101,178
7.50%, 7/01/38		3,329	3,770,329
EQT Corp. 8.125%, 6/01/19		1,707	2,104,801
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		1,340	1,326,470
Williams Partners LP 5.25%, 3/15/20		4,178	4,545,773

			12,848,551

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Veolia Environnement SA 6.00%, 6/01/18	U.S.$	1,298	$1,481,119

			32,407,893

Non Corporate Sectors – 1.5%
Agencies - Not Government Guaranteed – 1.5%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(a)		3,055	3,742,375
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		6,255	6,817,950
MDC-GMTN B.V. 3.75%, 4/20/16(a)		3,500	3,637,000
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		5,100	5,532,929

			19,730,254

Total Corporates - Investment Grades (cost $333,543,901)			359,680,810

MORTGAGE PASS-THROUGH’S – 25.3%
Agency Fixed Rate 30-Year – 20.6%
Federal Home Loan Mortgage Corp. Gold 4.50%, TBA		25,330	26,733,044
5.50%, 4/01/38		15,066	16,449,275
Series 2006 4.50%, 5/01/36		89	94,365
Series 2007 5.50%, 7/01/35		2,886	3,167,606
Federal National Mortgage Association 4.00%, TBA		47,405	49,123,431
4.00%, 1/01/41		3,061	3,178,880
5.50%, 1/01/35-6/01/38		19,204	21,046,777
6.00%, 5/01/31-4/01/40		30,939	34,268,009
Series 2003 5.00%, 11/01/33		8,459	9,146,837
5.50%, 4/01/33-7/01/33		9,592	10,549,270
Series 2004 5.50%, 4/01/34-11/01/34		7,882	8,664,871
Series 2005 4.50%, 8/01/35-10/01/35		12,075	12,836,493
5.50%, 2/01/35		1,930	2,121,841
6.00%, 4/01/35		6,407	7,148,623
Series 2006 5.00%, 1/01/36-2/01/36		10,335	11,164,233

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007 4.50%, 9/01/35-8/01/37	U.S.$	8,669	$9,227,930
5.50%, 8/01/37		14,264	15,680,063
Series 2008 5.50%, 5/01/38		3,378	3,696,023
6.00%, 3/01/37-5/01/38		21,133	23,469,723
Series 2010 6.00%, 4/01/40		1,866	2,066,093

			269,833,387

Agency Fixed Rate 15-Year – 2.9%
Federal National Mortgage Association 4.50%, TBA		11,145	11,878,131
4.50%, 4/01/26		24,250	25,872,667
Series 2008 4.50%, 5/01/23		284	303,673

			38,054,471

Agency ARMs – 1.8%
Federal Home Loan Mortgage Corp. 2.603%, 4/01/36(b)		4,534	4,782,360
3.644%, 8/01/36(b)		3,390	3,540,077
Series 2007 6.004%, 2/01/37(c)		1,561	1,615,358
Federal National Mortgage Association 4.984%, 10/01/39(b)		3,255	3,415,530
5.073%, 6/01/37(c)		3,330	3,527,815
Series 2003 2.685%, 12/01/33(b)		1,315	1,382,454
Series 2006 2.177%, 3/01/36(b)		846	878,466
2.305%, 2/01/36(b)		1,322	1,379,041
Series 2007 2.462%, 3/01/34(b)		2,444	2,565,645

			23,086,746

Total Mortgage Pass-Through’s (cost $318,405,523)			330,974,604

GOVERNMENTS - TREASURIES – 18.8%
Mexico – 1.1%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	160,215	14,330,485

United States – 17.7%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	16,860	19,821,037

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.625%, 2/15/40	U.S.$	27,085	$32,273,457
5.375%, 2/15/31		7,565	9,977,524
U.S. Treasury Notes 1.00%, 8/31/16		39,040	39,128,621
1.50%, 6/30/16		38,645	39,744,064
2.625%, 4/30/16-11/15/20		52,390	55,057,209
3.625%, 2/15/20		31,225	35,498,922

			231,500,834

Total Governments - Treasuries (cost $230,879,392)			245,831,319

AGENCIES – 9.4%
Agency Debentures – 9.4%
Federal Farm Credit Bank 0.269%, 4/26/13(c)		47,120	47,141,864
Federal National Mortgage Association 6.25%, 5/15/29		12,375	16,558,592
6.625%, 11/15/30		23,645	33,579,210
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		32,305	25,983,751

Total Agencies (cost $114,451,073)			123,263,417

ASSET-BACKED SECURITIES – 6.2%
Autos - Fixed Rate – 3.2%
Ally Auto Receivables Trust Series 2011-1, Class A3 1.38%, 1/15/15		4,555	4,597,516
Series 2011-2, Class A2 0.67%, 10/15/13		3,795	3,794,508
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		5,100	5,095,761
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		5,790	5,790,752
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		5,550	5,548,953
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,173	2,171,857
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(a)		3,235	3,241,888

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)	U.S.$	4,730	$4,730,535
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		6,705	6,705,430

			41,677,200

Credit Cards - Floating Rate – 1.4%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.267%, 7/15/16(c)		5,500	5,483,884
Chase Issuance Trust Series 2008-A10, Class A10 0.957%, 8/17/15(c)		5,500	5,569,731
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(c)		2,830	2,844,212
Series 2011-2, Class A
0.687%, 5/15/19(c)		5,020	5,020,705

			18,918,532

Autos - Floating Rate – 0.9%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.757%, 9/15/14(c)		7,360	7,443,947
Wheels SPV LLC Series 2009-1, Class A 1.757%, 3/15/18(a)(c)		4,012	4,027,735

			11,471,682

Other ABS - Fixed Rate – 0.5%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,905	2,918,735
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		4,140	4,138,260

			7,056,995

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.312%, 12/25/32		492	405,858
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		480	421,056

			826,914

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.488%, 5/25/37(c)(d)	U.S.$	3,715	$162,190
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.473%, 1/20/35(c)		699	584,837
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.448%, 2/25/37(c)(d)		1,785	12,637

			759,664

Total Asset-Backed Securities (cost $86,226,639)			80,710,987

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.5%
Non-Agency Fixed Rate CMBS – 5.0%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A4 5.451%, 1/15/49		6,845	7,265,037
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/11/50		6,455	6,856,159
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,258,205
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	6,770,921
Series 2006-C5, Class A3 5.311%, 12/15/39		4,500	4,812,453
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.005%, 6/15/49		9,364	9,899,796
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.499%, 6/15/29		6,015	6,484,411
Series 2006-C6, Class A4 5.372%, 9/15/39		8,090	8,760,426
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.097%, 6/12/46		3,075	3,406,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-3, Class A4 5.414%, 7/12/46	U.S.$	6,885	$7,472,841

			64,986,749

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,837,492

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(c)		1,855	1,781,970

Total Commercial Mortgage-Backed Securities (cost $67,652,237)			71,606,211

INFLATION-LINKED SECURITIES – 1.6%
United States – 1.6%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $20,593,561)		19,529	20,560,667

GOVERNMENTS - SOVEREIGN AGENCIES – 1.5%
Germany – 0.2%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		2,695	3,193,629

United Kingdom – 1.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		10,450	10,464,222
2.625%, 5/11/12(a)		6,000	6,093,270

			16,557,492

Total Governments - Sovereign Agencies (cost $19,206,770)			19,751,121

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,990	2,149,200

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	U.S.$	3,390	$3,785,338

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		5,677	6,471,780

Total Quasi-Sovereigns (cost $10,813,841)			12,406,318

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Fixed Rate – 0.4%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.655%, 2/25/36		2,758	1,580,261
Series 2007-1, Class 21A1 5.112%, 1/25/47		1,830	982,315
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.089%, 5/25/35		1,944	1,729,903
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.504%, 5/25/36		1,474	773,500

			5,065,979

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.252%, 12/25/35(c)		966	602,040
Series 2006-OA14, Class 3A1 1.102%, 11/25/46(c)		4,197	1,923,457
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.748%, 2/25/35(c)(d)		2,838	167,538

			2,693,035

Non-Agency ARMs – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(c)		2,778	1,561,064

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.752%, 5/28/35		392	287,323

Total Collateralized Mortgage Obligations (cost $19,163,786)			9,607,401

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	U.S.$	1,970	$2,243,424
International Bank for Reconstruction & Development 9.25%, 7/15/17		2,340	3,278,609

Total Supranationals (cost $4,905,094)			5,522,033

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $3,378,896)		3,310	3,999,109

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Russia – 0.3%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a) (cost $3,503,363)		3,214	3,849,172

CORPORATES - NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Basic – 0.1%
Westvaco Corp. 8.20%, 1/15/30 (cost $734,408)		670	721,632

		Shares
SHORT-TERM INVESTMENTS – 8.0%
Investment Companies – 8.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $104,234,888)		104,234,888	104,234,888

Total Investments – 106.5% (cost $1,337,693,372)			1,392,719,689
Other assets less liabilities – (6.5)%			(85,457,180)

Net Assets – 100.0%			$1,307,262,509

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	425	December 2011	$93,718,303	$93,712,500	$5,803

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley and Co. Inc:
Canadian Dollar settling 9/23/11	30,216	$30,505,382	$30,839,083	$333,701

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/23/11	28,956	30,666,467	29,552,490	1,113,977
Canadian Dollar settling 9/23/11	1,261	1,270,376	1,286,594	(16,218)
Goldman Sachs International:
Mexican Peso settling 10/19/11	166,642	13,492,771	13,453,927	38,844
HSBC Bank USA:
Mexican Peso settling 10/19/11	13,085	1,046,531	1,056,445	(9,914)

				$1,460,390

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America:
CDX – NAIGS16V1 – 5 Year Index, 6/20/16*	(1.00)%	1.15%	$20,980	$96,407	$4,752	$101,159

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $118,890,050 or 9.1% of net assets.

(b)	Variable rate coupon, rate shown as of August 31, 2011.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

MXN	– Mexican Peso

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Intermediate Duration Bond Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.9%
United States – 97.9%
U.S. Treasury Inflation Index 0.50%, 4/15/15 (TIPS)	U.S.$	17,864	$18,769,350
0.625%, 7/15/21 (TIPS)		34,223	35,792,037
1.125%, 1/15/21 (TIPS)		18,203	19,941,931
1.25%, 7/15/20 (TIPS)(a)		45,915	50,929,589
1.375%, 1/15/20 (TIPS)(a)		41,264	46,189,650
1.625%, 1/15/15-1/15/18 (TIPS)(a)		126,640	139,924,863
1.875%, 7/15/13-7/15/19 (TIPS)		77,164	84,338,409
1.875%, 7/15/15 (TIPS)(a)		81,038	89,901,990
2.00%, 7/15/14 (TIPS)(a)		74,822	81,228,280
2.00%, 1/15/16 (TIPS)		19,118	21,490,021
2.125%, 1/15/19 (TIPS)(a)		26,163	30,754,198
2.375%, 1/15/17 (TIPS)(a)(b)		66,455	77,217,147
2.375%, 1/15/25 (TIPS)		1,198	1,480,446

Total Inflation-Linked Securities (cost $641,040,460)			697,957,911

CORPORATES - INVESTMENT GRADES – 19.3%
Industrial – 8.0%
Basic – 0.9%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	999,481
ArcelorMittal 6.125%, 6/01/18		1,570	1,636,106
Dow Chemical Co. (The) 8.55%, 5/15/19		1,370	1,780,155
International Paper Co. 9.375%, 5/15/19		1,315	1,686,231

			6,101,973

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14	EUR	1,100	1,733,284
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,875,546

			3,608,830

Communications - Media – 1.4%
CBS Corp. 5.75%, 4/15/20		1,290	1,426,846
Comcast Corp. 5.15%, 3/01/20		1,745	1,989,164
News America, Inc. 6.15%, 3/01/37		1,739	1,821,145

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reed Elsevier Capital, Inc. 8.625%, 1/15/19	U.S.$	1,340	$1,739,525
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,639,611
WPP Finance UK 5.875%, 6/15/14		1,565	1,718,234

			10,334,525

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		1,355	1,377,502
Embarq Corp. 7.082%, 6/01/16		602	655,456
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,760,317
Qwest Corp. 7.50%, 10/01/14	U.S.$	1,343	1,487,373
Telecom Italia Capital SA 6.375%, 11/15/33		1,165	999,328
United States Cellular Corp. 6.70%, 12/15/33		1,715	1,730,037

			8,010,013

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,811,106

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,748,703

Consumer Cyclical - Other – 0.5%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,822,148
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	1,700	1,772,373

			3,594,521

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,722,373
Delhaize Group SA 5.875%, 2/01/14		1,515	1,662,519

			3,384,892

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	775	$871,169
Hess Corp. 8.125%, 2/15/19		1,355	1,767,590
Marathon Petroleum Corp. 3.50%, 3/01/16(c)		230	240,170
5.125%, 3/01/21(c)		390	416,411
Nabors Industries, Inc. 9.25%, 1/15/19		1,330	1,686,509
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,787,935
Valero Energy Corp. 6.875%, 4/15/12		1,525	1,578,302
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		1,560	1,643,079

			9,991,165

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	265,112
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,846,636
Xerox Corp. 8.25%, 5/15/14		1,425	1,648,399

			3,760,147

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,792,406

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	992,909
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,161,552
5.85%, 11/01/16		630	728,435

			2,882,896

			57,021,177

Financial Institutions – 7.8%
Banking – 3.7%
Bank of America Corp. 5.625%, 7/01/20		1,710	1,731,780
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,777,208
Barclays Bank PLC 5.45%, 9/12/12	U.S.$	1,535	1,588,527

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	$1,735,444
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,625,969
Citigroup, Inc. 5.50%, 4/11/13		1,565	1,630,609
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,565	1,670,348
JPMorgan Chase & Co. 4.40%, 7/22/20		1,745	1,792,717
Macquarie Group Ltd. 7.625%, 8/13/19(c)		1,470	1,617,049
Morgan Stanley 5.50%, 7/24/20		1,670	1,633,220
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,013,319
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		1,715	1,703,611
Shinhan Bank 4.125%, 10/04/16(c)		1,550	1,571,951
Societe Generale SA 5.20%, 4/15/21(c)		1,825	1,691,746
UBS AG/Stamford CT 5.875%, 7/15/16		1,610	1,759,609
Union Bank NA 5.95%, 5/11/16		1,675	1,861,891

			26,404,998

Brokerage – 0.3%
Jefferies Group, Inc. 6.875%, 4/15/21		1,639	1,832,599

Finance – 0.2%
SLM Corp. Series A 5.375%, 1/15/13		1,670	1,686,854

Insurance – 3.4%
Allstate Corp. (The) 6.125%, 5/15/37		1,725	1,604,250
American International Group, Inc. 6.40%, 12/15/20		1,660	1,746,295
CIGNA Corp. 5.125%, 6/15/20		656	716,723
Genworth Financial, Inc. 6.515%, 5/22/18		1,675	1,518,418
Hartford Financial Services Group, Inc. 6.10%, 10/01/41		1,850	1,679,924

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 7.20%, 6/15/18	U.S.$	1,520	$1,815,000
Lincoln National Corp. 8.75%, 7/01/19		1,350	1,674,178
Markel Corp. 7.125%, 9/30/19		1,628	1,933,742
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,737,559
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,666,084
Principal Financial Group, Inc. 7.875%, 5/15/14		1,445	1,654,593
Prudential Financial, Inc. Series D 7.375%, 6/15/19		1,425	1,704,573
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		1,210	1,183,041
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,678,875
XL Group PLC 5.25%, 9/15/14		1,590	1,706,237

			24,019,492

REITS – 0.2%
HCP, Inc. 5.375%, 2/01/21		1,757	1,790,014

			55,733,957

Utility – 2.4%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,500,947
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,775	1,858,549
Nisource Finance Corp. 6.15%, 3/01/13		1,530	1,629,586
Ohio Power Co. Series F 5.50%, 2/15/13		350	370,947
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,798,104

			7,158,133

Natural Gas – 1.4%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,730,980
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,833,686
EQT Corp. 8.125%, 6/01/19		1,385	1,707,762

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 4.15%, 3/01/22	U.S.$	716	$708,770
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,762,230
Williams Partners LP 3.80%, 2/15/15		1,660	1,761,559

			9,504,987

			16,663,120

Non Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		2,760	3,008,400
MDC-GMTN B.V. 3.75%, 4/20/16(c)		1,825	1,896,436
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		2,805	3,043,111

			7,947,947

Total Corporates - Investment Grades (cost $133,167,154)			137,366,201

GOVERNMENTS - SOVEREIGN AGENCIES – 7.5%
Australia – 0.4%
Suncorp-Metway Ltd. 1.749%, 7/16/12(c)(d)		2,600	2,633,480

Netherlands – 2.0%
NIBC Bank NV 3.125%, 2/17/12	EUR	5,050	7,301,091
SNS Bank NV 2.875%, 1/30/12		5,090	7,357,576

			14,658,667

United Kingdom – 1.4%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	2,399,115
Skipton Building Society 2.00%, 4/05/12		1,485	2,423,690
West Bromwich Building Society 2.00%, 4/05/12		1,490	2,435,259
Yorkshire Building Society 2.00%, 3/30/12		1,490	2,430,177

			9,688,241

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States – 3.7%
Goldman Sachs Group, Inc. (The) 3.50%, 12/08/11	EUR	18,510	$26,706,520

Total Governments - Sovereign Agencies (cost $49,080,167)			53,686,908

ASSET-BACKED SECURITIES – 4.7%
Autos - Fixed Rate – 2.0%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14	U.S.$	2,690	2,687,764
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		2,940	2,939,445
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,212,948
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		1,177	1,176,381
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(c)		1,715	1,718,652
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,440	2,440,276

			14,175,466

Credit Cards - Floating Rate – 1.7%
American Express Credit Account Master Trust Series 2007-8, Class A 0.507%, 5/15/15(d)		3,676	3,684,338
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(d)		1,495	1,502,508
Series 2011-2, Class A 0.687%, 5/15/19(d)		2,625	2,625,369
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.963%, 12/18/14(c)(d)		4,090	4,082,051

			11,894,266

Autos - Floating Rate – 0.8%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.757%, 9/15/14(d)		3,845	3,888,856

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.457%, 11/17/14(c)(d)	U.S.$	2,075	$2,085,320

			5,974,176

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,467	1,473,812

Total Asset-Backed Securities (cost $33,526,403)			33,517,720

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 3.8%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/11/50		1,390	1,476,384
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A4
5.306%, 12/10/46		3,350	3,561,171
Series 2007-C9, Class A4
6.008%, 12/10/49		4,250	4,651,047
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,455	3,650,259
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.814%, 6/12/43		3,327	3,614,068
Series 2007-LD11, Class A4
6.005%, 6/15/49		3,211	3,394,797
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.067%, 6/15/38		3,220	3,551,747
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,543,766

			27,443,239

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	U.S.$	3,201	$3,304,751

Total Commercial Mortgage-Backed Securities (cost $29,190,919)			30,747,990

MORTGAGE PASS-THROUGH’S – 1.6%
Agency ARMs – 1.6%
Federal Home Loan Mortgage Corp. 5.188%, 10/01/39(e)		1,851	1,955,859
Federal National Mortgage Association 3.928%, 10/01/37(e)		3,506	3,698,643
4.984%, 10/01/39(e)		1,831	1,921,235
5.097%, 8/01/38(d)		3,414	3,647,968

Total Mortgage Pass-Through’s (cost $11,258,406)			11,223,705

CORPORATES - NON-INVESTMENT GRADES – 1.3%
Industrial – 1.3%
Capital Goods – 0.2%
Building Materials Corp. of America 6.75%, 5/01/21(c)		189	180,967
Case New Holland, Inc. 7.875%, 12/01/17		618	668,985
Griffon Corp. 7.125%, 4/01/18		672	635,040
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21(c)		168	157,920

			1,642,912

Communications - Media – 0.3%
EH Holding Corp. 6.50%, 6/15/19(c)		475	475,000
RR Donnelley & Sons Co. 4.95%, 4/01/14		1,650	1,600,500

			2,075,500

Communications - Telecommunications – 0.1%
eAccess Ltd. 8.25%, 4/01/18(c)		363	348,480

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Delphi Corp. 5.875%, 5/15/19(c)	U.S.$	151	$145,715
6.125%, 5/15/21(c)		252	243,180
Ford Motor Credit Co. LLC 5.00%, 5/15/18		740	718,177

			1,107,072

Consumer Cyclical - Retailers – 0.1%
Limited Brands, Inc. 6.625%, 4/01/21		730	739,125

Consumer Non-Cyclical – 0.2%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(c)		715	686,400
Universal Health Services, Inc. 7.125%, 6/30/16		997	1,070,529

			1,756,929

Energy – 0.2%
Chesapeake Energy Corp. 6.125%, 2/15/21		707	717,605
Oil States International, Inc. 6.50%, 6/01/19(c)		493	493,000
Range Resources Corp. 5.75%, 6/01/21		538	540,690

			1,751,295

Total Corporates - Non-Investment Grades (cost $9,643,979)			9,421,313

GOVERNMENTS - TREASURIES – 1.0%
Mexico – 1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16 (cost $6,796,636)	MXN	80,365	7,188,274

SUPRANATIONALS – 1.0%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	5,675	3,645,704
European Investment Bank 0.552%, 3/05/12(d)	U.S.$	3,500	3,506,118

Total Supranationals (cost $6,658,694)			7,151,822

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)	U.S.$	1,328	$1,434,240

Russia – 0.6%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(c)		3,716	4,236,240

Total Quasi-Sovereigns (cost $5,656,402)			5,670,480

		Shares
SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $23,960,165)		23,960,165	23,960,165

Total Investments – 142.8% (cost $949,979,385)			1,017,892,489
Other assets less liabilities – (42.8)%			(305,161,981)

Net Assets – 100.0%			$712,730,508

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	15	December 2011	$2,084,150	$2,040,469	$43,681
U.S. T-Note 5 Yr Futures	579	December 2011	70,950,723	70,954,641	(3,918)
U.S. T-Note 10 Yr Futures	181	December 2011	23,498,534	23,354,656	143,878

					$183,641

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

Bond Inflation Protection Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Euro settling 9/15/11	274	$391,878	$392,823	$945
BNP Paribas SA:
Great British Pound settling 10/07/11	1,118	1,820,876	1,814,868	(6,008)
Deutsche Bank AG London:
Euro settling 9/15/11	526	753,878	754,822	944
Goldman Sachs International:
Brazilian Real settling 9/02/11	6,125	3,793,647	3,847,505	53,858
Brazilian Real settling 9/02/11	6,125	3,858,898	3,847,505	(11,393)
Morgan Stanley and Co., Inc.:
Canadian Dollar settling 9/23/11	15,772	15,922,662	16,096,841	174,179

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/23/11	851	857,651	868,599	(10,948)
Euro settling 9/15/11	36,512	50,959,164	52,441,044	(1,481,880)
Goldman Sachs International:
Brazilian Real settling 9/02/11	6,125	3,886,322	3,847,505	38,817
Brazilian Real settling 9/02/11	6,125	3,858,898	3,847,505	11,393
Brazilian Real settling 10/04/11	6,125	3,772,616	3,825,362	(52,746)
Canadian Dollar settling 9/23/11	14,921	15,783,881	15,228,242	555,639
Mexican Peso settling 10/19/11	83,851	6,789,310	6,769,764	19,546
HSBC Bank USA:
Mexican Peso settling 10/19/11	6,286	502,742	507,505	(4,763)
Royal Bank of Scotland PLC:
Great British Pound settling 10/07/11	7,099	11,622,082	11,519,980	102,102

				$(610,315)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$50,940	11/17/13	1.059%	3 Month LIBOR	$(767,822)
JPMorgan Chase Bank, N.A.	8,040	5/17/21	3.268%	3 Month LIBOR	(743,980)
Barclays Bank PLC	33,270	6/7/13	0.627%	3 Month LIBOR	(116,911)

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America:
CDX – NAHYS16V1 – 5 Year Index, 6/20/16*	5.00%	6.33%	$5,000	$(199,305)	$109,863	$(309,168)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity		U.S. $ Value at August 31, 2011
Bank of America	0.17%	11/07/11		$26,385,122
Bank of America	0.18%	9/26/11		19,211,868
Bank of America	0.19%	9/26/11		22,622,786
Bank of America	0.19%	11/07/11		32,170,845
Barclays Bank	0.05%	12/30/11	+	34,088,444
Barclays Bank	0.10%	9/01/11		26,565,450
Barclays Bank	0.17%	1/05/12		42,723,997
Barclays Bank	0.20%	10/13/11		27,587,675
Nomura International	0.11%	10/06/11		91,132,142

				$322,488,329

+	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on August 31, 2011.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $328,749,641.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of this security amounted to $14,466,024.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $44,556,726 or 6.3% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(e)	Variable rate coupon, rate shown as of August 31, 2011.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL	– Brazilian Real
EUR	– Euro
GBP	– Great British Pound
MXN	– Mexican Peso

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 69.9%
Industrial – 55.3%
Basic – 4.5%
AK Steel Corp. 7.625%, 5/15/20	U.S. $	493	$453,560
Aleris International, Inc. 7.625%, 2/15/18(a)		1,100	1,012,000
Alpha Natural Resources, Inc. 6.25%, 6/01/21		600	587,250
Arch Coal, Inc. 7.00%, 6/15/19(a)		451	444,235
7.25%, 6/15/21(a)		754	742,690
Arch Western Finance LLC 6.75%, 7/01/13		696	694,260
Calcipar SA 6.875%, 5/01/18(a)		479	453,853
Consol Energy, Inc. 8.25%, 4/01/20		525	564,375
Drummond Co., Inc. 7.375%, 2/15/16		530	537,950
FMG Resources August 2006 Pty Ltd. 7.00%, 11/01/15(a)		425	423,938
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	525,000
Huntsman International LLC 5.50%, 6/30/16		400	385,500
8.625%, 3/15/21		241	251,544
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		1,000	870,000
Kerling PLC 10.625%, 2/01/17(a)	EUR	535	699,360
Kinove German Bondco GmbH 9.625%, 6/15/18(a)	U.S.$	317	304,320
Lyondell Chemical Co. 11.00%, 5/01/18		715	798,119
MacDermid, Inc. 9.50%, 4/15/17(a)		675	668,250
Nalco Co. 6.625%, 1/15/19(a)		291	320,100
NewMarket Corp. 7.125%, 12/15/16		615	627,300
NewPage Corp. 10.00%, 5/01/12		397	46,648
11.375%, 12/31/14		374	329,120
Nova Chemicals Corp. 8.625%, 11/01/19		501	547,969

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Omnova Solutions, Inc. 7.875%, 11/01/18	U.S.$	809	$709,897
Peabody Energy Corp. 7.375%, 11/01/16		545	592,687
Polymer Group, Inc. 7.75%, 2/01/19(a)		1,300	1,287,000
Polypore International, Inc. 7.50%, 11/15/17		380	376,200
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		501	512,272
Rhodia SA 6.875%, 9/15/20(a)		406	474,005
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	500	685,929
Steel Dynamics, Inc. 7.75%, 4/15/16	U.S.$	1,755	1,792,294
TPC Group LLC 8.25%, 10/01/17(a)		1,047	1,073,175
United States Steel Corp. 7.00%, 2/01/18		825	792,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		529	412,620
Weyerhaeuser Co. 7.375%, 3/15/32		685	730,349

			21,725,769

Capital Goods – 5.4%
Alliant Techsystems, Inc. 6.875%, 9/15/20		320	319,200
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		320	315,200
Berry Plastics Corp. 9.75%, 1/15/21		1,300	1,205,750
Bombardier, Inc. 7.50%, 3/15/18(a)		624	678,600
Building Materials Corp. of America 7.00%, 2/15/20(a)		689	689,000
7.50%, 3/15/20(a)		499	502,743
CNH America LLC 7.25%, 1/15/16		935	995,775
CPI International Acquisition, Inc. 8.00%, 2/15/18		529	476,100
Griffon Corp. 7.125%, 4/01/18		287	271,215
Grohe Holding GmbH 8.625%, 10/01/14(a)	EUR	834	1,051,282
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(a)	U.S.$	256	240,640
7.125%, 3/15/21(a)		254	238,760

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KUKA AG 8.75%, 11/15/17(a)	EUR	361	$518,572
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	917,390
Masco Corp. 6.125%, 10/03/16		160	156,737
7.125%, 3/15/20		900	880,650
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,473,390
Nordenia Holdings AG 9.75%, 7/15/17(a)	EUR	517	727,843
Nortek, Inc. 8.50%, 4/15/21(a)	U.S.$	1,262	1,079,010
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,185,900
Ply Gem Industries, Inc. 8.25%, 2/15/18		600	507,000
Pregis Corp. 6.605%, 4/15/13(b)	EUR	500	646,425
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	674,620
7.875%, 8/15/19(a)		2,365	2,341,350
8.25%, 2/15/21(a)		1,850	1,558,625
8.50%, 10/15/16(a)		118	120,655
9.00%, 4/15/19(a)		638	574,200
9.875%, 8/15/19(a)		526	494,440
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		750	699,375
10.25%, 11/15/19		500	513,750
Sterling Merger, Inc. 11.00%, 10/01/19(a)		813	793,691
Terex Corp. 8.00%, 11/15/17		536	522,600
TransDigm, Inc. 7.75%, 12/15/18(a)		1,200	1,221,000
United Rentals North America, Inc. 8.375%, 9/15/20		825	752,812
USG Corp. 6.30%, 11/15/16		1,115	869,700

			26,214,000

Communications - Media – 7.4%
Allbritton Communications Co. 8.00%, 5/15/18		510	495,975
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,833,125

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16	U.S.$	1,000	$1,155,000
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		1,625	1,633,125
7.00%, 1/15/19(a)		625	626,562
7.875%, 4/30/18		664	690,560
8.125%, 4/30/20		219	231,593
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(a)		850	654,500
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)		1,015	1,055,600
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)		800	820,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		1,180	811,250
9.00%, 3/01/21		457	367,885
10.75%, 8/01/16		1,362	946,590
Clear Channel Worldwide Holdings, Inc. Series B 9.25%, 12/15/17		1,440	1,540,800
Crown Media Holdings, Inc. 10.50%, 7/15/19(a)		470	471,175
CSC Holdings LLC 7.625%, 7/15/18		535	561,750
7.875%, 2/15/18		640	676,800
Cumulus Media, Inc. 7.75%, 5/01/19(a)		648	568,620
Dex One Corp. 12.00%, 1/29/17(c)		338	121,773
DISH DBS Corp. 6.625%, 10/01/14		970	1,001,525
6.75%, 6/01/21(a)		1,100	1,108,250
7.125%, 2/01/16		650	663,000
EH Holding Corp. 7.625%, 6/15/21(a)		965	960,175
Houghton Mifflin Harcourt Publishing Co. 10.50%, 6/01/19(a)		400	320,000
Intelsat Jackson Holdings SA 7.25%, 10/15/20(a)		1,100	1,056,000
11.25%, 6/15/16		212	221,540
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,673,250
11.50%, 2/04/17(c)		1,598	1,552,191
11.50%, 2/04/17(a)(c)		300	291,375

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.50%, 3/15/19(a)	U.S.$	402	$395,970
Lamar Media Corp. 6.625%, 8/15/15		940	935,300
Liberty Media LLC 5.70%, 5/15/13		545	557,262
LIN Television Corp. 6.50%, 5/15/13		725	703,250
Local TV Finance LLC 9.25%, 6/15/15(a)(c)		525	484,313
New York Times Co. (The) 6.625%, 12/15/16		500	503,125
Quebecor Media, Inc. 7.75%, 3/15/16		2,455	2,473,412
RR Donnelley & Sons Co. 7.25%, 5/15/18		2,124	1,943,460
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	601,500
Univision Communications, Inc. 6.875%, 5/15/19(a)		1,000	925,000
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		550	541,750
Valassis Communications, Inc. 6.625%, 2/01/21		500	473,750
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		975	996,937

			35,645,018

Communications - Telecommunications – 4.5%
Cricket Communications, Inc. 7.75%, 10/15/20		260	231,400
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,025,000
Digicel Group Ltd. 10.50%, 4/15/18(a)		333	352,980
eAccess Ltd. 8.25%, 4/01/18(a)		646	620,160
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(d)		1,966	14,746
Frontier Communications Corp. 6.25%, 1/15/13		851	870,148
9.00%, 8/15/31		545	518,840
Level 3 Financing, Inc. 8.75%, 2/15/17		685	671,300
9.25%, 11/01/14		275	278,438
9.375%, 4/01/19(a)		550	539,000

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetroPCS Wireless, Inc. 7.875%, 9/01/18	U.S.$	1,950	$1,976,812
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,058	1,073,870
NII Capital Corp. 7.625%, 4/01/21		749	763,980
PAETEC Holding Corp. 9.875%, 12/01/18		1,045	1,112,925
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	725	906,207
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	1,315	1,176,925
8.75%, 3/15/32		1,180	1,209,500
Sprint Nextel Corp. 6.00%, 12/01/16		1,000	962,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	350	482,664
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,070,170
VimpelCom Holdings BV 7.504%, 3/01/22(a)		800	762,800
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		1,850	1,748,250
Windstream Corp. 7.50%, 4/01/23		1,750	1,693,125
7.875%, 11/01/17		675	709,594
8.125%, 9/01/18		900	933,750

			21,705,084

Consumer Cyclical - Automotive – 3.6%
Affinia Group, Inc. 9.00%, 11/30/14		850	833,000
Allison Transmission, Inc.
7.125%, 5/15/19(a)		975	904,312
11.00%, 11/01/15(a)		560	589,400
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(a)		427	407,785
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18		150	153,750
Dana Holding Corp. 6.50%, 2/15/19		140	136,850
6.75%, 2/15/21		111	108,780
Delphi Corp. 5.875%, 5/15/19(a)		433	417,845
6.125%, 5/15/21(a)		325	313,625
Exide Technologies 8.625%, 2/01/18(a)		60	57,000
Ford Motor Co. 7.45%, 7/16/31		1,000	1,096,373

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 2.996%, 1/13/12(b)	U.S.$	1,785	$1,785,036
7.00%, 10/01/13		2,734	2,917,348
8.00%, 12/15/16		2,665	2,956,610
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		964	1,018,225
8.75%, 8/15/20		857	916,990
Meritor, Inc. 8.125%, 9/15/15		500	471,250
Navistar International Corp. 8.25%, 11/01/21		1,010	1,045,350
Tenneco, Inc. 6.875%, 12/15/20		330	334,950
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		371	383,057
UCI International, Inc. 8.625%, 2/15/19		402	389,940

			17,237,476

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	410,125
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		775	720,750
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)		525	0
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		930	939,300
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		600	598,500
8.75%, 5/15/20		171	171,855
Regal Entertainment Group 9.125%, 8/15/18		1,020	1,030,200

			3,870,730

Consumer Cyclical - Other – 5.1%
Beazer Homes USA, Inc. 12.00%, 10/15/17		425	431,375
Boyd Gaming Corp. 9.125%, 12/01/18(a)		525	489,563
Broder Brothers Co. 12.00%, 10/15/13(a)(c)		354	353,576
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	647,625
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		540	394,200

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(a)	U.S.$	1,111	$1,080,447
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,188,850
Host Hotels & Resorts LP
6.875%, 11/01/14		385	393,181
Series Q 6.75%, 6/01/16		935	956,038
Isle of Capri Casinos, Inc.
7.00%, 3/01/14		320	308,000
7.75%, 3/15/19(a)		545	534,100
K Hovnanian Enterprises, Inc.
6.25%, 1/15/16		655	281,650
10.625%, 10/15/16		500	446,250
Lennar Corp. Series B 6.50%, 4/15/16		1,750	1,671,250
Levi Strauss & Co. 8.875%, 4/01/16		742	762,405
M/I Homes, Inc. 8.625%, 11/15/18		790	728,775
Marina District Finance Co., Inc. 9.50%, 10/15/15		375	363,750
9.875%, 8/15/18		745	715,200
Meritage Homes Corp. 7.15%, 4/15/20		133	123,358
MGM Resorts International
6.625%, 7/15/15		1,222	1,099,800
7.625%, 1/15/17		790	716,925
NCL Corp. Ltd.
9.50%, 11/15/18(a)		800	828,000
11.75%, 11/15/16		500	560,000
Quiksilver, Inc. 6.875%, 4/15/15		650	609,375
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,953,331
Ryland Group, Inc. 6.625%, 5/01/20		335	288,100
Seminole Indian Tribe of Florida
6.535%, 10/01/20(a)		94	93,092
7.75%, 10/01/17(a)		631	640,465
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		703	594,035
Standard Pacific Corp.
8.375%, 5/15/18		500	438,750
10.75%, 9/15/16		555	549,450
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,132,112

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos, Inc. 6.625%, 3/15/18(d)(e)	U.S.$	3,610	$361
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(a)		272	269,960
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,075,750

			24,719,099

Consumer Cyclical - Restaurants – 0.4%
Burger King Corp. 9.875%, 10/15/18		640	683,200
CKE Restaurants, Inc. 11.375%, 7/15/18		700	744,625
Landry’s Restaurants, Inc. 11.625%, 12/01/15(a)		455	478,888

			1,906,713

Consumer Cyclical - Retailers – 1.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	350,753
AutoNation, Inc. 6.75%, 4/15/18		120	125,100
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		695	627,237
Gymboree Corp. 9.125%, 12/01/18		475	410,875
JC Penney Corp., Inc. 7.40%, 4/01/37		525	488,250
Limited Brands, Inc.
6.625%, 4/01/21		400	405,000
6.90%, 7/15/17		1,645	1,719,025
Michaels Stores, Inc.
7.75%, 11/01/18		500	473,125
11.375%, 11/01/16		565	586,187
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,050,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)		805	780,850
Toys R US, Inc. 7.375%, 10/15/18		900	805,500

			7,821,902

Consumer Non-Cyclical – 7.6%
ACCO Brands Corp.
7.625%, 8/15/15		500	496,875
10.625%, 3/15/15		760	831,250
Alere, Inc. 8.625%, 10/01/18		800	768,000

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)	U.S.$	720	$729,000
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,765,575
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18(a)		775	784,688
Bakkavor Finance 2 PLC 8.25%, 2/15/18(a)	GBP	500	564,097
Biomet, Inc. 11.625%, 10/15/17	U.S.$	520	556,400
BioScrip, Inc. 10.25%, 10/01/15		500	495,000
Boparan Holdings Ltd. 9.875%, 4/30/18(a)	GBP	500	657,437
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)	EUR	740	1,015,175
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	525	775,532
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	1,320	1,221,311
CDRT Merger Sub, Inc. 8.125%, 6/01/19(a)		1,123	1,047,197
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		891	903,251
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		521	474,110
Del Monte Foods Co. 7.625%, 2/15/19(a)		1,555	1,543,337
DJO Finance LLC/DJO Finance Corp. 7.75%, 4/15/18(a)		165	153,450
10.875%, 11/15/14		520	537,550
Dole Food Co., Inc. 8.00%, 10/01/16(a)		500	516,250
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	517,500
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	441,663
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19(a)		195	197,438
7.25%, 1/15/22(a)		255	260,100
Gentiva Health Services, Inc. 11.50%, 9/01/18		425	380,375
Giant Funding Corp. 8.25%, 2/01/18(a)		700	700,000
HCA Holdings, Inc. 7.75%, 5/15/21(a)		700	689,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 6.375%, 1/15/15	U.S.$	3,348	$3,289,410
6.50%, 2/15/16-2/15/20		4,645	4,664,956
Jarden Corp. 7.50%, 1/15/20		280	288,400
Kindred Healthcare, Inc. 8.25%, 6/01/19(a)		210	186,900
Mylan, Inc./PA 7.875%, 7/15/20(a)		750	802,500
NBTY, Inc. 9.00%, 10/01/18		250	262,500
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,477,300
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	575	792,948
Pilgrim’s Pride Corp. 7.875%, 12/15/18(a)	U.S.$	950	807,500
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	600	708,913
Select Medical Corp. 7.625%, 2/01/15	U.S.$	536	493,120
Select Medical Holdings Corp. 6.211%, 9/15/15(b)		500	457,500
Stater Bros Holdings, Inc. 7.375%, 11/15/18(a)		275	283,250
STHI Holding Corp. 8.00%, 3/15/18(a)		175	166,250
SUPERVALU, Inc. 8.00%, 5/01/16		430	421,400
Tenet Healthcare Corp. 8.875%, 7/01/19		900	954,000
Universal Hospital Services, Inc. 3.778%, 6/01/15(b)		895	778,650
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	562,500
Visant Corp. 10.00%, 10/01/17		83	80,925

			36,500,983

Energy – 6.8%
Antero Resources Finance Corp. 7.25%, 8/01/19(a)		384	373,440
9.375%, 12/01/17		495	524,700
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		635	554,037
Basic Energy Services, Inc. 7.75%, 2/15/19(a)		500	495,000

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bluewater Holding BV 3.25%, 7/17/14(a)(b)	U.S.$	600	$450,000
Calfrac Holdings LP 7.50%, 12/01/20(a)		289	280,330
Chaparral Energy, Inc. 8.25%, 9/01/21		300	286,500
Chesapeake Energy Corp. 6.50%, 8/15/17		2,350	2,449,875
6.625%, 8/15/20		500	522,500
Cie Generale de Geophysique-Veritas 6.50%, 6/01/21(a)		800	752,000
Complete Production Services, Inc. 8.00%, 12/15/16		1,325	1,338,250
Continental Resources, Inc./OK 7.125%, 4/01/21		150	154,500
Denbury Resources, Inc.
6.375%, 8/15/21		1,202	1,177,960
8.25%, 2/15/20		95	100,106
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		900	846,000
9.25%, 12/15/17		800	820,000
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,895,850
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		1,425	1,453,500
Key Energy Services, Inc. 6.75%, 3/01/21		466	456,680
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,005,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,180,400
Offshore Group Investments Ltd. 11.50%, 8/01/15		1,100	1,171,500
Oil States International, Inc. 6.50%, 6/01/19(a)		722	722,000
OPTI Canada, Inc. 8.25%, 12/15/14(d)		500	316,250
Parker Drilling Co. 9.125%, 4/01/18		520	540,800
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	775	782,909
Petrohawk Energy Corp. 7.25%, 8/15/18	U.S.$	1,300	1,516,125
PHI, Inc. 8.625%, 10/15/18		400	399,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,040,663

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Plains Exploration & Production Co. 6.625%, 5/01/21	U.S.$	500	$501,875
7.00%, 3/15/17		847	855,470
7.75%, 6/15/15		1,089	1,121,670
Precision Drilling Corp. 6.50%, 12/15/21(a)		299	299,000
Range Resources Corp. 5.75%, 6/01/21		1,060	1,065,300
SandRidge Energy, Inc. 7.50%, 3/15/21(a)		361	351,975
8.75%, 1/15/20		775	778,875
SESI LLC 6.375%, 5/01/19(a)		144	141,120
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,171,332
Tesoro Corp. 6.25%, 11/01/12		680	707,200
6.50%, 6/01/17		1,460	1,474,600
W&T Offshore, Inc. 8.50%, 6/15/19(a)		550	550,000

			32,624,292

Other Industrial – 1.2%
Briggs & Stratton Corp. 6.875%, 12/15/20		152	152,380
Brightstar Corp. 9.50%, 12/01/16(a)		883	909,490
Exova Ltd. 10.50%, 10/15/18(a)	GBP	500	807,564
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	704	704,000
Liberty Tire Recycling 11.00%, 10/01/16(a)		1,100	1,157,750
Neenah Foundry Co. 15.00%, 7/29/15(e)		331	315,863
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		950	840,750
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	439	694,813

			5,582,610

Services – 1.4%
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	300,502
Realogy Corp. Series A 11.00%, 4/15/18(a)		570	473,100
Service Corp. International/US 6.75%, 4/01/16		2,000	2,095,000

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)	U.S.$	835	$860,050
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		940	996,400
West Corp. 7.875%, 1/15/19		1,750	1,671,250
8.625%, 10/01/18		133	129,675

			6,525,977

Technology – 3.7%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	122,815
8.125%, 12/15/17		202	207,555
Amkor Technology, Inc. 6.625%, 6/01/21(a)		275	255,750
Aspect Software, Inc. 10.625%, 5/15/17		500	515,000
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18(a)		671	664,290
8.50%, 4/01/19(a)		1,049	965,080
11.50%, 10/12/15(c)		44	45,003
Ceridian Corp. 11.25%, 11/15/15		450	419,625
CommScope, Inc. 8.25%, 1/15/19(a)		1,500	1,485,000
CoreLogic, Inc./United States 7.25%, 6/01/21(a)		719	654,290
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	581,400
Eagle Parent, Inc. 8.625%, 5/01/19(a)		892	820,640
First Data Corp.
7.375%, 6/15/19(a)		1,600	1,512,000
11.25%, 3/31/16		1,400	1,176,000
Freescale Semiconductor, Inc.
8.875%, 12/15/14		460	476,100
10.125%, 12/15/16		1,200	1,254,000
Interactive Data Corp. 10.25%, 8/01/18		750	795,000
Iron Mountain, Inc. 6.625%, 1/01/16		860	855,700
NXP BV/NXP Funding LLC 2.999%, 10/15/13(b)		869	842,930
9.50%, 10/15/15		420	441,000
Sanmina-SCI Corp.
7.00%, 5/15/19(a)		550	495,000
8.125%, 3/01/16		306	306,765

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Seagate HDD Cayman 7.00%, 11/01/21(a)	U.S.$	769	$726,705
Sensata Technologies BV 6.50%, 5/15/19(a)		800	770,000
Serena Software, Inc. 10.375%, 3/15/16		875	892,500
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	764,000

			18,044,148

Transportation - Airlines – 0.5%
Air Canada 12.00%, 2/01/16(a)		500	480,000
AMR Corp. 9.00%, 8/01/12		1,570	1,588,628
Continental Airlines 2003-ERJ1 Series RJ03 7.875%, 7/02/18		42	40,020
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		391	400,775

			2,509,423

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17(a)		164	163,180

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,000	991,250
Hapag-Lloyd AG 9.75%, 10/15/17(a)		500	407,500
Hertz Corp. (The)
6.75%, 4/15/19(a)		1,236	1,152,570
7.375%, 1/15/21(a)		775	740,125
8.875%, 1/01/14		106	107,325
Swift Services Holdings, Inc. 10.00%, 11/15/18		413	417,130

			3,815,900

			266,612,304

Financial Institutions – 8.6%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	964,323
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	1,325	894,375
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	682,033

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,150	$977,500
Regions Bank/Birmingham AL 6.45%, 6/26/37		600	511,500
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(d)		2,715	2,090,550
Swedbank AB 5.75%, 3/17/16	GBP	850	1,200,430
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(a)	EUR	1,000	1,321,581
UT2 Funding PLC 5.321%, 6/30/16		634	692,164

			9,334,456

Brokerage – 0.7%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	990	1,009,800
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(d)		5,500	1,395,625
Nuveen Investments, Inc. 10.50%, 11/15/15		900	868,500

			3,273,925

Finance – 4.0%
AGFC Capital Trust I 6.00%, 1/15/67(a)		2,245	1,313,325
Ally Financial, Inc. 6.75%, 12/01/14		760	755,345
6.875%, 9/15/11		1,935	1,935,000
8.00%, 11/01/31		1,332	1,302,030
Series 8 6.75%, 12/01/14		1,657	1,661,143
Capmark Financial Group, Inc. 5.875%, 5/10/12(d)		1,666	941,293
CIT Group, Inc. 7.00%, 5/01/14-5/01/17		182	182,500
7.00%, 5/04/15-5/02/17(a)		5,763	5,728,538
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,693,562
iStar Financial, Inc. Series B 5.70%, 3/01/14		350	297,500
Residential Capital LLC 9.625%, 5/15/15		2,195	1,945,319
Springleaf Finance Corp. 6.90%, 12/15/17		1,930	1,630,850

			19,386,405

Insurance – 1.3%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	867,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. 8.125%, 6/15/38	U.S.$	1,000	$1,010,000
ING Capital Funding Trust III Series 9 3.846%, 9/30/11(b)		1,294	1,113,403
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		495	465,300
MBIA Insurance Corp. 14.00%, 1/15/33(a)		1,452	726,000
XL Group PLC Series E 6.50%, 4/15/17		2,100	1,853,250

			6,034,953

Other Finance – 0.5%
FTI Consulting, Inc. 6.75%, 10/01/20		500	493,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		750	757,500
iPayment Holdings, Inc. 15.00%, 11/15/18(a)(c)		522	529,830
iPayment, Inc. 10.25%, 5/15/18(a)		860	808,400

			2,588,855

REITS – 0.2%
Developers Diversified Realty Corp. 7.875%, 9/01/20		1,000	1,112,612

			41,731,206

Utility – 5.8%
Electric – 4.2%
AES Corp. (The) 7.375%, 7/01/21(a)		489	493,890
7.75%, 3/01/14		630	666,225
8.00%, 10/15/17		1,240	1,302,000
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,278,125
7.875%, 1/15/23(a)		500	510,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,076,325
Dynegy Holdings, Inc. 7.75%, 6/01/19		1,460	890,600
8.375%, 5/01/16		780	514,800
Edison Mission Energy 7.00%, 5/15/17		2,090	1,463,000
7.50%, 6/15/13		360	350,100
7.75%, 6/15/16		295	224,200
Energy Future Holdings Corp. 10.00%, 1/15/20(g)		694	696,686

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

10.875%, 11/01/17	U.S.$	304	$249,280
Series Q 6.50%, 11/15/24		481	187,590
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	799,026
GenOn Americas Generation LLC 8.50%, 10/01/21		725	688,750
GenOn Energy, Inc. 7.875%, 6/15/17		840	814,800
9.50%, 10/15/18		650	650,000
9.875%, 10/15/20		515	517,575
NRG Energy, Inc. 7.375%, 1/15/17		1,385	1,426,550
7.875%, 5/15/21(a)		1,496	1,473,560
8.25%, 9/01/20		975	984,750
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	772,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)		761	643,045
Series A 10.25%, 11/01/15		1,401	539,385

			20,212,262

Natural Gas – 1.6%
El Paso Corp. Series G 7.375%, 12/15/12		385	406,907
7.75%, 1/15/32		855	956,618
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,694,925
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21(a)		1,000	960,000
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,800,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,600	1,632,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21(a)		330	326,700

			7,777,450

			27,989,712

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Citgo Petroleum Corp. 11.50%, 7/01/17(a)	U.S.$	891	$980,100

Total Corporates - Non-Investment Grades (cost $332,855,622)			337,313,322

CORPORATES – INVESTMENT GRADES – 8.2%
Financial Institutions – 5.1%
Banking – 2.8%
American Express Co. 6.80%, 9/01/66		900	896,400
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		700	497,000
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	422,417
5.926%, 12/15/16(a)	U.S.$	1,300	1,066,000
BBVA International Preferred SAU 5.919%, 4/18/17		400	295,842
Series E 8.50%, 10/21/14	EUR	500	700,294
Capital One Financial Corp. 6.75%, 9/15/17	U.S.$	663	757,733
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		1,100	1,144,000
Countrywide Financial Corp. 6.25%, 5/15/16		1,221	1,233,040
Credit Agricole SA 6.637%, 5/31/17(a)		1,100	792,550
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		365	357,169
National Capital Trust II 5.486%, 3/23/15(a)		647	601,484
PNC Financial Services Group, Inc. 6.75%, 8/01/21		1,100	1,066,021
Societe Generale SA 6.999%, 12/19/17	EUR	700	804,441
UBS AG/Jersey 4.28%, 4/15/15		820	901,117
Unicredito Italiano Capital Trust III 4.028%, 10/27/15		1,300	1,148,482
Zions Bancorporation 7.75%, 9/23/14	U.S.$	980	1,043,422

			13,727,412

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18(a)	U.S.$	500	$495,000

Finance – 0.2%
SLM Corp. 8.00%, 3/25/20		525	539,454
Series A 5.00%, 10/01/13		400	402,123

			941,577

Insurance – 1.3%
American International Group, Inc. 6.25%, 3/15/37		1,461	1,176,105
8.175%, 5/15/58		725	719,780
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		771	539,700
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)		234	231,843
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	474,082
Metlife Capital Trust IV 7.875%, 12/15/37(a)		750	765,000
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		575	679,431
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		665	650,184
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	996,434

			6,232,559

Other Finance – 0.3%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)	U.S.$	325	320,703
7.125%, 10/15/20(a)		920	928,537

			1,249,240

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20		842	949,355
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	867,995

			1,817,350

			24,463,138

Industrial – 2.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(a)		569	634,435

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Metals Co. 6.50%, 7/15/17	U.S.$	500	$541,518
Domtar Corp. 7.125%, 8/15/15		626	688,600
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	630,162
8.25%, 5/01/16(a)		375	428,253
Mosaic Co. (The) 7.625%, 12/01/16(a)		875	917,656

			3,840,624

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	493,115

Communications - Media – 0.3%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,597,500

Communications - Telecommunications – 0.3%
Qwest Communications International, Inc. 7.50%, 2/15/14		350	354,375
Qwest Corp. 6.875%, 9/15/33		1,240	1,190,400

			1,544,775

Consumer Cyclical - Retailers – 0.4%
CVS Caremark Corp. 6.302%, 6/01/37		575	560,625
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,044,357

			1,604,982

Energy – 0.5%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	876,143
TNK-BP Finance SA
7.25%, 2/02/20(a)		204	224,645
7.50%, 7/18/16(a)		520	581,750
7.875%, 3/13/18(a)		680	776,016

			2,458,554

Services – 0.3%
Expedia, Inc. 8.50%, 7/01/16		1,070	1,178,359

Technology – 0.1%
Motorola Solutions, Inc. 7.50%, 5/15/25		470	563,584

			13,281,493

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12	U.S.$	596	$646,423
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	534,065
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	515,133

			1,695,621

Total Corporates - Investment Grades (cost $34,495,280)			39,440,252

EMERGING MARKETS - CORPORATE BONDS – 3.9%
Industrial – 3.5%
Basic – 1.3%
Evraz Group SA
8.25%, 11/10/15(a)		394	415,670
9.50%, 4/24/18(a)		720	798,480
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,079,740
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		938	1,027,110
Vedanta Resources PLC 8.75%, 1/15/14(a)		900	909,000
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)		1,250	1,137,500

			6,367,500

Capital Goods – 0.1%
Cemex SAB de CV 9.00%, 1/11/18(a)		500	412,500

Communications - Media – 0.3%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	300	392,165
Columbus International, Inc. 11.50%, 11/20/14(a)	U.S.$	1,128	1,201,320

			1,593,485

Communications - Telecommunications –0.3%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 8.375%, 4/30/13(a)		1,060	1,120,950

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 10.25%, 5/15/18		460	508,300

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 6.971%, 6/15/15(a)(b)	EUR	425	$405,991

Consumer Non-Cyclical – 0.5%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	745,000
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	282	358,508
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	1,000	930,000
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(a)		550	499,812

			2,533,320

Energy – 0.2%
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		200	206,970
MIE Holdings Corp. 9.75%, 5/12/16(a)		540	515,700
OGX Petroleo e Gas Participacoes SA 8.50%, 6/01/18(a)		323	323,807

			1,046,477

Other Industrial – 0.3%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		540	453,600
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	459	507,834
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	625,416

			1,586,850

Technology – 0.1%
Seagate Technology HDD Holdings 6.375%, 10/01/11	U.S.$	503	503,000

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		800	751,949

			16,830,322

Financial Institutions – 0.3%
Banking – 0.3%
Banco Cruzeiro do Sul SA/Brazil 8.25%, 1/20/16(a)		500	468,997
8.875%, 9/22/20(a)		390	351,000
Renaissance Securities Trading Ltd. 11.00%, 4/21/16(a)		500	464,566

			1,284,563

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.0%
Stoneheath RE 6.868%, 10/15/11	U.S.$	250	$224,700

			1,509,263

Utility – 0.1%
Electric – 0.1%
Inkia Energy Ltd. 8.375%, 4/04/21(a)		330	334,950

Total Emerging Markets - Corporate Bonds (cost $18,960,678)			18,674,535

GOVERNMENTS - TREASURIES – 3.7%
Canada – 0.6%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	571,404
2.75%, 9/01/16		2,400	2,578,903

			3,150,307

Greece – 0.4%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	3,300	1,958,694

Mexico – 0.3%
Mexican Bonos Series MI10 9.50%, 12/18/14	MXN	13,600	1,263,582

South Africa – 0.3%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	9,350	1,377,465

United Kingdom – 0.6%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,871,206

United States – 1.5%
U.S. Treasury Notes 0.75%, 3/31/13(h)	U.S.$	1,350	1,362,083
1.50%, 7/31/16(h)		5,650	5,807,126

			7,169,209

Total Governments - Treasuries (cost $17,945,054)			17,790,463

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.1%
Non-Agency Fixed Rate CMBS – 3.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	U.S.$	1,007	$1,085,456
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.399%, 7/15/44		1,170	972,484
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	894,359
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.011%, 6/15/38		2,375	2,591,025
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,996,830
Series 2007-LD11, Class A4 6.005%, 6/15/49		2,000	2,114,332
Series 2007-LD12, Class AM 6.257%, 2/15/51		285	239,332
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,964,295
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,125	963,815
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.418%, 6/15/44(a)		390	361,446
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(a)		1,300	1,320,268

			14,503,642

Non-Agency Floating Rate CMBS – 0.1%
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.61%, 9/15/21(a)(b)		510	407,721

Total Commercial Mortgage-Backed Securities (cost $13,908,520)			14,911,363

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.1%
Industrial – 1.9%
Capital Goods – 0.5%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(b)	U.S.$	1,294	$1,262,780
Hawker Beechcraft Acquisition Company LLC 10.50%, 3/26/14(b)		1,192	1,063,993

			2,326,773

Consumer Cyclical - Entertainment – 0.4%
ClubCorp Club Operations, Inc. 6.00%, 11/30/16(b)		547	519,887
Las Vegas Sands, LLC 2.72%, 11/23/16(b)		1,580	1,463,523

			1,983,410

Consumer Cyclical - Other – 0.2%
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(b)		50	49,812
Harrah’s Las Vegas Propco, LLC 3.20%, 2/13/13(b)		1,500	1,176,570

			1,226,382

Consumer Non-Cyclical – 0.3%
Immucor, Inc. 7.25%, 8/19/18(b)		1,300	1,253,694

Other Industrial – 0.2%
Metaldyne, LLC 5.25%, 5/18/17(b)		998	945,959

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(b)		224	210,107
Realogy Corporation 3.271%, 10/10/13(i)		800	706,000

			916,107

Technology – 0.1%
Smart Modular Technologies 5.25%, 8/25/17(i)		700	630,000

			9,282,325

Financial Institutions – 0.2%
Finance – 0.2%
iStar Financial, Inc. 7.00%, 6/30/14(b)		1,100	1,061,038

Total Bank Loans (cost $10,717,150)			10,343,363

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 2.1%
United States – 2.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	U.S.$	240	$203,755
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47		605	423,155
California GO 7.60%, 11/01/40		325	393,767
7.95%, 3/01/36		700	776,258
California Mun Fin Auth Rev 8.00%, 4/01/41		375	395,381
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(a)		325	328,725
Capital Trust Agency FL (Million Air One) 7.75%, 1/01/41		100	100,509
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45		335	304,475
District of Columbia Series 2011A 6.50%, 10/01/41		600	624,672
Illinois Finance Auth (Illinois Institute Of Technology) Series 06A 5.00%, 4/01/31		275	204,790
Illinois Finance Auth Series 2010A 8.125%, 2/15/40		575	570,854
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40		450	402,876
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.50%, 3/01/45		335	342,564
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41		580	572,628
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24		395	400,115
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.375%, 5/15/43		560	511,308

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	U.S.$	665	$674,902
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41		800	793,376
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46		605	615,231
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39		550	566,225
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40		425	441,345
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		445	266,902
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37		330	338,564

Total Local Governments - Municipal Bonds (cost $9,522,020)			10,252,377

EMERGING MARKETS - SOVEREIGNS – 1.1%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15		2,100	1,965,075

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(a)		930	930,000

Venezuela – 0.5%
Republic of Venezuela 7.00%, 3/31/38(a)		4,675	2,618,000

Total Emerging Markets - Sovereigns (cost $4,643,431)			5,513,075

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Kazakhstan – 0.5%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(a)		875	916,475
KazMunayGas National Co. 8.375%, 7/02/13(a)		400	430,500
9.125%, 7/02/18(a)		950	1,144,750

			2,491,725

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.2%
Russian Capital SA for OJSC Russian Agricutural Bank 6.299%, 5/15/17(a)	U.S.$	955	$1,007,525

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	907,500

Venezuela – 0.1%
Petroleos de Venezuela SA 5.25%, 4/12/17		800	482,000

Total Quasi-Sovereigns (cost $4,033,101)			4,888,750

		Shares
PREFERRED STOCKS – 0.9%
Financial Institutions – 0.9%
Banking – 0.1%
Zions Bancorporation 9.50%		27,300	693,420

Finance – 0.6%
Ally Financial, Inc. 7.00%(a)		1,687	1,283,649
Ally Financial, Inc. 8.50%		21,000	433,020
Citigroup Capital XII 8.50%		39,000	998,158
Citigroup Capital XIII 7.875%(g)		5,000	130,200

			2,845,027

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	761,804

			4,300,251

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	81,451

Total Preferred Stocks (cost $4,352,892)			4,381,702

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates
Series 2005-7, Class AF5W
5.054%, 10/25/35	U.S.$	737	$439,053
Series 2006-15, Class A6
5.826%, 10/25/46		1,455	985,467
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,504	1,046,989

			2,471,509

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(b)		1,750	850,089
GSAA Home Equity Trust Series 2006-6, Class AF5 5.496%, 3/25/36(b)		1,539	828,963

			1,679,052

Total Asset-Backed Securities (cost $4,674,879)			4,150,561

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Floating Rate – 0.7%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.438%, 6/25/37(b)		740	486,397
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.432%, 7/19/47(b)		1,090	700,660
Lehman XS Trust Series 2007-4N, Class 3A2A 1.002%, 3/25/47(b)		334	197,229
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.752%, 8/25/47(b)		1,452	829,757
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.012%, 4/25/47(b)		1,962	985,138

Total Collateralized Mortgage Obligations (cost $3,443,304)			3,199,181

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

High-Yield Portfolio—Portfolio of Investments

		Shares	U.S. $ Value

COMMON STOCKS – 0.3%
Fairpoint Communications, Inc.(j)		7,175	$45,992
Greektown Superholdings, Inc.(f)(j)		397	26,599
Keystone Automotive Operations, Inc.(e)		61,065	772,604
Neenah Enterprises, Inc.(f)(j)		58,199	378,293
Rock-Tenn Co.		531	28,499
Voyager Learning Exchange		982,000	1

Total Common Stocks (cost $2,940,099)			1,251,988

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21 (cost $1,119,727)	U.S.$	1,130	1,155,561

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options Purchased - Puts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price: $ 7.00(j)(k)		2,350,000	46,498
EUR/USD Expiration: Nov 2011, Exercise Price: $ 1.25(j)(k)		136,000	24,010

Total Options Purchased - Puts (cost $186,288)			70,508

OPTION PURCHASED - CALL – 0.0%
Swaptions – 0.0%
CALL – CDX-NAHYS16V1-5 Year Index Expiration: Sep 2011, Exercise Price: $ 99.00(j)(k) (cost $234,050)		155,000	42,334

		Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(j) (cost $0)		12,231	– 0	–

198	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(l) (cost $5,661,791)	5,661,791	$5,661,791

Total Investments – 99.3% (cost $469,693,886)		479,041,126
Other assets less liabilities – 0.7%		3,381,528

Net Assets – 100.0%		$482,422,654

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Euro settling 9/15/11	685	$970,982	$983,359	$12,377
Euro settling 9/15/11	550	785,867	789,946	4,079
Euro settling 9/15/11	425	613,142	610,653	(2,489)
Euro settling 9/15/11	305	441,139	437,579	(3,560)
Great British Pound settling 10/07/11	335	545,794	544,083	(1,711)

Sale Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 10/26/11	863	892,899	916,522	(23,623)
Canadian Dollar settling 9/23/11	2,515	2,610,479	2,567,073	43,406
Canadian Dollar settling 9/23/11	775	818,503	790,976	27,527
Euro settling 9/15/11	375	540,470	539,195	1,275
Euro settling 9/15/11	18,091	25,287,753	25,983,832	(696,079)
Great British Pound settling 10/07/11	5,589	9,141,038	9,069,264	71,774

				$(567,024)

CREDIT DEFAULT SWAPTION (see Note C)

Description	Counterparty	Buy/Sell Protection	Strike Price	Expiration Date	Notional Amount (000)	Premiums	Market Value
CALL – CDX-NAIGS16V1-5 Year Index	Morgan Stanley Capital Services, Inc.	Sell	100	09/21/2011	$62,000	$220,100	$(23,659)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

High-Yield Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$35,520	8/15/18	3 Month LIBOR	1.883%	$194,499
Morgan Stanley	48,000	8/15/16	3 Month LIBOR	1.267%	(92,687)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America: CDX-EMS15V1-5Years, 6/20/16*	(5.00)%	2.60%	$4,800	$(545,615)	$(467,206)	$(78,409)
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	10.72	2,800	484,280	535,382	(51,102)
Barclays Capital Inc.: The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	11.28	180	19,443	6,130	13,313
Liz Claiborne, Inc., 5% 7/8/13, 12/20/13*	(5.00)	7.78	180	8,180	3,270	4,910
Goldman Sachs Bank: Hellenic Republic 5.90%, 10/22/22, 6/20/15*	– 0	–	31.13	4,250	409,234	– 0	–	409,234
Goldman Sachs: Health Management Associates, Inc., 6.125% 4/15/16, 9/20/16*	(5.00)	4.20	800	(35,148)	(79,353)	44,205
JPMorgan Chase Bank: MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	10.36	370	34,132	35,360	(1,228)
Morgan Stanley Capital Services Inc.: XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	.57	1,260	(44,123)	23,256	(67,379)
CDX-NAIG16-5Years, 6/20/16*	(1.00)	1.15	41,200	189,323	(37,590)	226,913
CDX-EMS15V1-5Years, 6/20/16*	(5.00)	2.60	5,000	(568,349)	(508,334)	(60,015)

Sale Contracts
Bank of America: Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	11.72	860	(164,592)	(52,349)	(112,243)

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate		Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC: Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00%		8.51%	$550	$(61,264)	$(16,287)	$(44,977)
Barclays Capital Inc.: Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00		9.33	1,850	(250,296)	(48,685)	(201,611)
Community Health Systems, 8.875% 7/15/15, 6/20/16*	5.00		7.91	800	(74,000)	(24,065)	(49,935)
Amkor Technology, Inc. 9.25%, 6/01/16, 6/20/16*	5.00		6.18	800	(27,257)	28,540	(55,797)
Alcatel-Lucent USA Inc. 6.5%, 1/15/28, 6/20/16*	5.00		6.51	1,100	(50,553)	57,671	(108,224)
Rite Aid Corporation 7.7%, 2/15/27, 3/20/12*	5.00		6.09	1,000	4,326	8,733	(4,407)
CDX NAIG-15 5 Year Index, 12/20/15*	1.00		5.85	500	(83,854)	(63,716)	(20,138)
NXP BV/NXP Funding LLC, 8.625% 10/15/15, 3/20/16*	5.00		8.68	550	(61,561)	29,510	(91,071)
Credit Suisse International: Wind Acquisition Finance S.A., 5% 12/31/45, 6/20/16*	5.00		7.48	1,320	(104,183)	57,308	(161,491)
Ford Motor Company 6.5%, 8/01/18, 6/20/16*	5.00		3.55	1,100	77,756	97,348	(19,592)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00		5.16	800	6,095	16,491	(10,396)
CDX NAHY-15 5 Year, 12/20/15*	5.00		11.17	2,500	(424,653)	(234,882)	(189,771)
MGM Resorts International, 5.875%, 2/27/14, 3/20/16*	5.00		8.11	1,700	(161,706)	(49,555)	(112,151)
CDX NAHY-15 5 Year, 12/20/15*	5.00		11.17	2,800	(475,611)	(261,021)	(214,590)
Goldman Sachs: CDX-NAHYS16V1-5Year, 6/20/16*CDX-NAHYS16V1-5Y	5.00		6.33	10,700	(426,514)	152,666	(579,180)
CDX NAHY-15 3 Yr Index, 12/20/13*	5.00		25.51	5,400	(1,862,250)	(1,110,270)	(751,980)
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00		7.02	1,050	(69,448)	(30,365)	(39,083)
CDX NAHY-11 5 Yr Index, 12/20/13*	– 0	–	43.00	1,888	1,302,231	954,939	347,292
CDX NAIG-15 5 Yr Index: 12/20/15*	1.00		5.85	900	(150,937)	(116,189)	(34,748)
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00		6.37	1,070	(41,658)	(41,120)	(538)
Morgan Stanley Capital Services Inc.: CDX-NAHYS16V1-5Years, 6/20/2016*	5.00		6.33	7,700	(306,931)	4,595	(311,526)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00%	8.53%	$550	$(25,465)	$10,204	$(35,669)
CDX-NAHYS16V1-5Years, 6/20/16*	5.00	6.33	3,000	(119,583)	(11,067)	(108,516)
AK Steel Holding Corp., 7.625% 5/15/20, 3/20/16*	5.00	7.46	550	(41,162)	8,077	(49,239)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $153,599,322 or 31.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(c)	Pay-In-Kind Payments (PIK).

(d)	Defaulted.

(e)	Illiquid security.

(f)	Fair valued.

(g)	Variable rate coupon, rate shown as of August 31, 2011.

(h)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of these securities amounted to $5,520,602.

(i)	This position or a portion of this position represents an unsettled loan purchase. At August 31, 2011, the market value and unrealized loss of these unsettled loan purchases amounted to $1,336,000 and $24,000, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Non-income producing security.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
MXN	– Mexican Peso
ZAR	– South African Rand

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CDA	– Community Development Authority
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
MBIA	– MBIA Insurance Corporation
OJSC	– Open Joint Stock Company

See notes to financial statements.

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Financials – 25.4%
Capital Markets – 0.7%
MF Global Holdings Ltd.(a)	659,400	$3,620,106

Commercial Banks – 7.0%
Associated Banc-Corp	331,875	3,650,625
CapitalSource, Inc.	1,036,500	6,581,775
Comerica, Inc.	226,700	5,801,253
Hancock Holding Co.	95,069	2,969,005
Huntington Bancshares, Inc.	768,200	3,864,046
Popular, Inc.(a)	1,941,966	4,039,289
Susquehanna Bancshares, Inc.	683,900	4,588,969
Webster Financial Corp.	171,700	3,107,770

		34,602,732

Insurance – 7.2%
Amtrust Financial Services, Inc.	194,800	4,712,212
Aspen Insurance Holdings Ltd.	217,200	5,214,972
Endurance Specialty Holdings Ltd.	166,400	6,017,024
PartnerRe Ltd.	54,300	3,094,557
Platinum Underwriters Holdings Ltd.	192,600	6,066,900
Reinsurance Group of America, Inc. – Class A	112,900	6,025,473
Unum Group	202,500	4,766,850

		35,897,988

Real Estate Investment Trusts (REITs) – 8.2%
BioMed Realty Trust, Inc.	378,300	6,919,107
BRE Properties, Inc.	87,875	4,416,598
Camden Property Trust	97,700	6,528,314
DiamondRock Hospitality Co.	522,500	4,044,150
Entertainment Properties Trust	150,000	6,319,500
Glimcher Realty Trust	606,300	5,159,613
Home Properties, Inc.	65,900	4,406,733
Mid-America Apartment Communities, Inc.	41,500	2,966,420

		40,760,435

Real Estate Management & Development – 0.1%
Forest City Enterprises, Inc.(a)	34,900	463,821

Thrifts & Mortgage Finance – 2.2%
First Niagara Financial Group, Inc.	402,718	4,333,246
People’s United Financial, Inc.	281,200	3,304,100
Washington Federal, Inc.	223,550	3,359,956

		10,997,302

		126,342,384

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 18.7%
Auto Components – 4.1%
Cooper Tire & Rubber Co.	399,000	$4,839,870
Dana Holding Corp.(a)	218,000	2,779,500
Lear Corp.	145,300	6,942,434
TRW Automotive Holdings Corp.(a)	137,000	5,711,530

		20,273,334

Hotels, Restaurants & Leisure – 0.8%
Royal Caribbean Cruises Ltd.	157,300	4,083,508

Household Durables – 3.5%
American Greetings Corp.	324,475	6,885,359
Newell Rubbermaid, Inc.	317,800	4,398,352
NVR, Inc.(a)	9,590	6,104,035

		17,387,746

Media – 0.8%
Gannett Co., Inc.	344,200	3,975,510

Multiline Retail – 2.2%
Big Lots, Inc.(a)	191,100	6,478,290
Saks, Inc.(a)	455,200	4,406,336

		10,884,626

Specialty Retail – 5.8%
ANN, Inc.(a)	257,425	6,067,507
Childrens Place Retail Stores, Inc. (The)(a)	104,900	4,502,308
Foot Locker, Inc.	217,300	4,535,051
GameStop Corp. – Class A(a)	272,000	6,508,960
Office Depot, Inc.(a)	971,850	2,526,810
Signet Jewelers Ltd.(a)	125,824	4,899,587

		29,040,223

Textiles, Apparel & Luxury Goods – 1.5%
Jones Group, Inc. (The)	621,000	7,296,750

		92,941,697

Information Technology – 14.6%
Communications Equipment – 0.7%
Arris Group, Inc.(a)	312,100	3,408,132

Computers & Peripherals – 0.6%
NCR Corp.(a)	192,200	3,311,606

Electronic Equipment, Instruments & Components – 8.0%
Anixter International, Inc.	50,500	2,980,005
Arrow Electronics, Inc.(a)	179,000	5,584,800
AU Optronics Corp. (Sponsored ADR)	1,138,124	5,349,183
Avnet, Inc.(a)	221,500	5,812,160

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Celestica, Inc.(a)	516,600	$4,334,274
Flextronics International Ltd.(a)	991,900	5,703,425
Insight Enterprises, Inc.(a)	349,500	6,577,590
TTM Technologies, Inc.(a)	326,948	3,652,009

		39,993,446

IT Services – 1.8%
Amdocs Ltd.(a)	102,500	2,815,675
Convergys Corp.(a)	576,600	6,140,790

		8,956,465

Semiconductors & Semiconductor Equipment –2.6%
Amkor Technology, Inc.(a)	846,700	3,683,145
Entegris, Inc.(a)	599,050	4,504,856
Lam Research Corp.(a)	123,600	4,592,976

		12,780,977

Software – 0.9%
Take-Two Interactive Software, Inc.(a)	332,700	4,398,294

		72,848,920

Utilities – 10.3%
Electric Utilities – 5.3%
NV Energy, Inc.	489,800	7,307,816
PNM Resources, Inc.	415,900	6,221,864
Portland General Electric Co.	264,225	6,373,107
Unisource Energy Corp.	171,700	6,500,562

		26,403,349

Gas Utilities – 2.6%
Atmos Energy Corp.	174,800	5,862,792
UGI Corp.	234,200	6,969,792

		12,832,584

Multi-Utilities – 2.4%
CMS Energy Corp.	328,000	6,461,600
NiSource, Inc.	248,000	5,297,280

		11,758,880

		50,994,813

Industrials – 7.7%
Airlines – 0.7%
Alaska Air Group, Inc.(a)	58,300	3,365,659

Commercial Services & Supplies – 0.7%
Avery Dennison Corp.	121,200	3,528,132

Construction & Engineering – 0.5%
Tutor Perini Corp.	198,900	2,792,556

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 2.7%
EnerSys(a)	200,300	$4,500,741
General Cable Corp.(a)	152,400	4,594,860
Thomas & Betts Corp.(a)	96,250	4,204,200

		13,299,801

Machinery – 0.9%
Timken Co.	113,500	4,466,225

Trading Companies & Distributors – 2.2%
Aircastle Ltd.	544,400	6,407,588
WESCO International, Inc.(a)	105,600	4,550,304

		10,957,892

		38,410,265

Energy – 6.2%
Energy Equipment & Services – 1.3%
Bristow Group, Inc.	143,300	6,302,334

Oil, Gas & Consumable Fuels – 4.9%
Forest Oil Corp.(a)	211,700	4,121,799
Stone Energy Corp.(a)	168,600	4,452,726
Swift Energy Co.(a)	170,900	5,272,265
Teekay Corp.	118,900	3,230,513
Tesoro Corp.(a)	310,700	7,475,442

		24,552,745

		30,855,079

Consumer Staples – 5.7%
Beverages – 1.5%
Constellation Brands, Inc. – Class A(a)	374,994	7,413,631

Food Products – 4.2%
Bunge Ltd.	71,800	4,646,178
Dole Food Co., Inc.(a)	413,800	4,663,526
Smithfield Foods, Inc.(a)	231,400	5,072,288
Tyson Foods, Inc. – Class A	375,900	6,566,973

		20,948,965

		28,362,596

Materials – 5.7%
Chemicals – 3.1%
Ferro Corp.(a)	422,200	3,533,814
Huntsman Corp.	276,200	3,620,982
OM Group, Inc.(a)	93,869	2,969,077
PolyOne Corp.	422,700	5,338,701

		15,462,574

Metals & Mining – 2.6%
Commercial Metals Co.	344,400	4,046,700
Reliance Steel & Aluminum Co.	142,600	5,909,344

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Steel Dynamics, Inc.	219,200	$2,790,416

		12,746,460

		28,209,034

Health Care – 3.8%
Health Care Providers & Services – 2.9%
Health Net, Inc.(a)	260,500	6,431,745
LifePoint Hospitals, Inc.(a)	138,478	5,082,143
Molina Healthcare, Inc.(a)	133,537	2,567,916

		14,081,804

Pharmaceuticals – 0.9%
Par Pharmaceutical Cos., Inc.(a)	154,400	4,590,312

		18,672,116

Total Common Stocks (cost $480,372,120)		487,636,904

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $7,130,095)	7,130,095	7,130,095

Total Investments – 99.5% (cost $487,502,215)		494,766,999
Other assets less liabilities – 0.5%		2,281,952

Net Assets – 100.0%		$497,048,951

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Industrials – 23.8%
Aerospace & Defense – 1.6%
Hexcel Corp.(a)	357,775	$8,218,092

Air Freight & Logistics – 2.0%
Atlas Air Worldwide Holdings, Inc.(a)	93,284	4,578,379
Expeditors International of Washington, Inc.	120,170	5,467,735

		10,046,114

Building Products – 1.1%
Simpson Manufacturing Co., Inc.	184,750	5,252,443

Electrical Equipment – 1.6%
AMETEK, Inc.	208,500	8,148,180

Machinery – 9.9%
Actuant Corp. – Class A	245,540	4,930,443
Gardner Denver, Inc.	103,900	8,186,281
IDEX Corp.	192,315	7,150,272
Joy Global, Inc.	107,895	9,003,838
Lincoln Electric Holdings, Inc.	216,580	7,370,217
Middleby Corp.(a)	81,260	6,546,712
Robbins & Myers, Inc.	20,851	1,001,890
Valmont Industries, Inc.	64,000	5,921,920

		50,111,573

Marine – 1.5%
Kirby Corp.(a)	137,108	7,546,424

Professional Services – 1.8%
CoStar Group, Inc.(a)	20,100	1,028,718
Robert Half International, Inc.	339,790	8,127,777

		9,156,495

Road & Rail – 1.9%
Genesee & Wyoming, Inc. – Class A(a)	117,110	6,082,693
Knight Transportation, Inc.	229,660	3,479,349

		9,562,042

Trading Companies & Distributors – 2.4%
MSC Industrial Direct Co. – Class A	118,420	7,302,962
United Rentals, Inc.(a)	297,230	4,957,796

		12,260,758

		120,302,121

Information Technology – 19.0%
Communications Equipment – 2.0%
ADTRAN, Inc.	210,564	6,540,118
Polycom, Inc.(a)	154,560	3,678,528

		10,218,646

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 0.6%
OpenTable, Inc.(a)	51,360	$3,132,446

IT Services – 1.7%
Alliance Data Systems Corp.(a)	66,380	6,200,556
VeriFone Systems, Inc.(a)	62,794	2,211,605

		8,412,161

Semiconductors & Semiconductor Equipment – 5.3%
Fairchild Semiconductor International, Inc.(a)	417,149	5,531,396
Hittite Microwave Corp.(a)	72,390	3,932,225
International Rectifier Corp.(a)	185,150	4,219,568
Netlogic Microsystems, Inc.(a)	162,638	4,882,393
ON Semiconductor Corp.(a)	395,100	2,872,377
Teradyne, Inc.(a)	440,560	5,330,776

		26,768,735

Software – 9.4%
Aspen Technology, Inc.(a)	394,183	6,618,333
Cadence Design Systems, Inc.(a)	873,810	8,074,004
Fortinet, Inc.(a)	209,820	4,013,857
Informatica Corp.(a)	116,050	4,848,569
MICROS Systems, Inc.(a)	127,790	6,090,471
Red Hat, Inc.(a)	130,230	5,149,294
SolarWinds, Inc.(a)	248,000	6,142,960
TIBCO Software, Inc.(a)	280,890	6,286,318

		47,223,806

		95,755,794

Consumer Discretionary – 18.6%
Distributors – 1.2%
LKQ Corp.(a)	237,110	6,070,016

Hotels, Restaurants & Leisure – 4.9%
Chipotle Mexican Grill, Inc. – Class A(a)	16,760	5,252,081
Orient-Express Hotels Ltd. – Class A(a)	687,930	5,393,371
Panera Bread Co. – Class A(a)	61,630	7,096,695
Wyndham Worldwide Corp.	218,830	7,107,598

		24,849,745

Household Durables – 1.1%
Tempur-Pedic International, Inc.(a)	97,345	5,669,373

Internet & Catalog Retail – 1.7%
Shutterfly, Inc.(a)	160,917	8,634,806

Media – 1.8%
National CineMedia, Inc.	438,140	6,208,444
Pandora Media, Inc.(a)	218,267	2,881,124

		9,089,568

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	209

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.5%
Dollar Tree, Inc.(a)	106,290	$7,591,232

Specialty Retail – 6.2%
CarMax, Inc.(a)	280,630	7,888,509
Dick’s Sporting Goods, Inc.(a)	223,050	7,835,747
Tractor Supply Co.	129,700	7,959,689
Ulta Salon Cosmetics & Fragrance, Inc.(a)	124,400	7,349,552

		31,033,497

Textiles, Apparel & Luxury Goods – 0.2%
Deckers Outdoor Corp.(a)	12,700	1,129,792

		94,068,029

Health Care – 17.7%
Biotechnology – 4.4%
Alexion Pharmaceuticals, Inc.(a)	101,150	5,861,137
Amarin Corp. PLC (ADR)(a)	469,020	5,398,420
AVEO Pharmaceuticals, Inc.(a)	151,083	2,565,389
InterMune, Inc.(a)	104,850	2,820,465
Ironwood Pharmaceuticals, Inc.(a)	151,770	1,933,550
Pharmasset, Inc.(a)	29,083	3,819,180

		22,398,141

Health Care Equipment & Supplies – 3.7%
MAKO Surgical Corp.(a)	36,210	1,299,939
NxStage Medical, Inc.(a)	307,650	5,657,684
Sirona Dental Systems, Inc.(a)	122,164	5,700,172
Volcano Corp.(a)	198,560	5,946,872

		18,604,667

Health Care Providers & Services – 7.1%
Catalyst Health Solutions, Inc.(a)	121,300	6,516,236
Centene Corp.(a)	213,570	6,810,747
Healthspring, Inc.(a)	173,480	6,772,659
HMS Holdings Corp.(a)	333,855	8,757,017
Mednax, Inc.(a)	29,823	1,947,740
Vanguard Health Systems, Inc.(a)	398,282	5,153,769

		35,958,168

Health Care Technology – 1.8%
SXC Health Solutions Corp.(a)	162,069	8,863,553

Pharmaceuticals – 0.7%
Impax Laboratories, Inc.(a)	180,776	3,555,864

		89,380,393

Energy – 8.8%
Energy Equipment & Services – 4.6%
FMC Technologies, Inc.(a)	145,680	6,476,933
Nabors Industries, Ltd.(a)	275,000	5,071,000

210	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oceaneering International, Inc.	142,960	$6,102,962
Oil States International, Inc.(a)	89,670	5,925,394

		23,576,289

Oil, Gas & Consumable Fuels – 4.2%
Cabot Oil & Gas Corp.	67,600	5,128,136
Concho Resources, Inc./Midland TX(a)	69,890	6,076,935
Range Resources Corp.	67,090	4,344,748
SM Energy Co.	72,133	5,518,175

		21,067,994

		44,644,283

Financials – 6.3%
Capital Markets – 3.5%
Affiliated Managers Group, Inc.(a)	57,600	5,020,416
Greenhill & Co., Inc.	66,690	2,369,496
Lazard Ltd. – Class A	189,740	5,534,716
Stifel Financial Corp.(a)	163,131	4,906,980

		17,831,608

Commercial Banks – 2.1%
Iberiabank Corp.	105,822	5,094,271
Signature Bank/New York NY(a)	100,200	5,572,122

		10,666,393

Real Estate Management & Development – 0.7%
Jones Lang LaSalle, Inc.	50,380	3,370,926

		31,868,927

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
tw telecom, Inc.(a)	383,270	7,393,278

Consumer Staples – 1.3%
Food Products – 1.3%
Green Mountain Coffee Roasters, Inc.(a)	61,508	6,442,348

Materials – 1.3%
Chemicals – 1.3%
Solutia, Inc.(a)	370,120	6,432,686

Total Common Stocks (cost $408,165,551)		496,287,859

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	211

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $6,401,876)	6,401,876	$6,401,876

Total Investments – 99.6% (cost $414,567,427)		502,689,735
Other assets less liabilities – 0.4%		2,246,097

Net Assets – 100.0%		$504,935,832

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

212	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.6%
Energy – 20.2%
Coal & Consumable Fuels – 0.6%
Banpu PCL	133,900	$2,846,128
Peabody Energy Corp.	54,500	2,659,600

		5,505,728

Integrated Oil & Gas – 16.1%
BG Group PLC	360,100	7,765,795
BP PLC	2,080,500	13,579,477
Cenovus Energy, Inc.	41,400	1,496,538
Chevron Corp.	182,700	18,070,857
China Petroleum & Chemical Corp. – Class H	4,982,000	4,908,484
ConocoPhillips	166,300	11,320,041
Exxon Mobil Corp.	412,300	30,526,692
Gazprom OAO (Sponsored ADR)	674,400	8,193,960
Hess Corp.	51,300	3,044,142
LUKOIL OAO (London) (Sponsored ADR)	78,800	4,704,360
Origin Energy Ltd.	165,100	2,514,291
Petroleo Brasileiro SA	25,400	366,185
Petroleo Brasileiro SA (ADR)	278,800	8,099,140
Petroleo Brasileiro SA (Sponsored ADR)	124,288	3,312,275
PTT PCL	266,700	2,927,738
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	466,700	15,606,105
Royal Dutch Shell PLC – Class B	134,300	4,519,525
Suncor Energy, Inc. (Toronto)	158,300	5,072,454
Total SA	106,400	5,196,093

		151,224,152

Oil & Gas Equipment & Services – 0.2%
Schlumberger, Ltd.	28,300	2,210,796

Oil & Gas Exploration & Production – 3.1%
Anadarko Petroleum Corp.	92,900	6,851,375
Devon Energy Corp.	94,700	6,423,501
Marathon Oil Corp.	114,500	3,082,340
Nexen, Inc. (Toronto)	147,200	3,144,516
Noble Energy, Inc.	42,200	3,728,792
Penn West Petroleum Ltd.	115,400	2,161,172
QEP Resources, Inc.	38,600	1,359,106
Tullow Oil PLC	133,700	2,329,232

		29,080,034

Oil & Gas Refining & Marketing – 0.2%
Marathon Petroleum Corp.	36,200	1,341,572

		189,362,282

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	213

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity:Other – 13.0%
Diversified/Specialty – 11.6%
American Assets Trust, Inc.	72,500	$1,458,700
BioMed Realty Trust, Inc.	245,578	4,491,622
British Land Co. PLC	704,373	6,151,159
Cheung Kong Holdings Ltd.	212,000	2,987,947
Crown Castle International Corp.(a)	19,000	825,170
Dexus Property Group	4,444,300	4,090,631
Digital Realty Trust, Inc.	100,600	6,010,850
Dundee Real Estate Investment Trust	140,256	4,568,739
Fonciere Des Regions	29,700	2,470,097
Forest City Enterprises, Inc.(a)	142,609	1,895,273
Hysan Development Co., Ltd.	545,366	2,206,487
Kerry Properties Ltd.	840,191	3,633,073
Land Securities Group PLC	480,958	5,745,475
Lend Lease Group	257,487	2,321,780
Mitsui Fudosan Co., Ltd.	715,000	12,097,122
Overseas Union Enterprise Ltd.	950,000	1,860,947
Rayonier, Inc.	39,600	1,660,824
Soho China Ltd.	5,284,500	4,690,974
Sumitomo Realty & Development Co., Ltd.	177,000	3,756,768
Sun Hung Kai Properties Ltd.	740,600	10,459,900
Swire Pacific Ltd.	178,000	2,379,847
Telecity Group PLC(a)	313,936	2,772,274
Unibail-Rodamco SE	52,247	11,258,983
UOL Group Ltd.	654,000	2,483,447
Weyerhaeuser Co.	123,000	2,217,690
Wharf Holdings Ltd.	424,000	2,708,909
Wheelock & Co., Ltd.	351,000	1,239,295

		108,443,983

Health Care – 1.2%
Chartwell Seniors Housing Real Estate Investment Trust	262,100	1,927,009
Health Care REIT, Inc.	92,803	4,729,241
Ventas, Inc.	90,000	4,813,200

		11,469,450

Triple Net – 0.2%
Entertainment Properties Trust	44,100	1,857,933

		121,771,366

Materials – 11.2%
Aluminum – 0.5%
Alcoa, Inc.	181,700	2,327,577
Hindalco Industries Ltd.(a)	730,300	2,420,041

		4,747,618

Diversified Chemicals – 0.2%
Dow Chemical Co. (The)	50,900	1,448,105

214	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Metals & Mining – 3.4%
BHP Billiton Ltd.	171,000	$7,275,319
BHP Billiton PLC	116,900	3,978,781
Exxaro Resources Ltd.	60,640	1,628,891
KGHM Polska Miedz SA	28,000	1,699,152
Mitsubishi Materials Corp.	54,000	159,440
Poongsan Corp.	17,400	693,862
Rio Tinto Ltd.	18,600	1,454,637
Rio Tinto PLC	165,600	10,094,717
Xstrata PLC	301,660	5,239,045

		32,223,844

Fertilizers & Agricultural Chemicals – 1.6%
Agrium, Inc. (Toronto)	38,500	3,301,573
Incitec Pivot Ltd.	970,100	3,944,441
Monsanto Co.	64,900	4,473,557
Potash Corp. of Saskatchewan, Inc.	55,700	3,229,486

		14,949,057

Gold – 2.6%
Goldcorp, Inc.	148,400	7,728,377
IAMGOLD Corp.	238,700	4,930,972
Kinross Gold Corp.	269,600	4,688,337
Koza Altin Isletmeleri AS	176,100	2,449,220
New Gold, Inc.(a)	170,000	2,308,792
Newmont Mining Corp.	28,600	1,790,932
Real Gold Mining Ltd.	686,500	597,547

		24,494,177

Paper Products – 0.2%
Mondi PLC	239,800	2,119,315

Precious Metals & Minerals – 0.2%
Northam Platinum Ltd.	315,500	1,635,256

Steel – 2.5%
ArcelorMittal (Euronext Amsterdam)	182,900	4,023,319
JFE Holdings, Inc.	184,000	4,276,633
OneSteel Ltd.	1,055,300	1,705,429
Tata Steel Ltd. (GDR)(b)	202,400	2,059,379
Vale SA	46,400	1,305,811
Vale SA (Preference Shares)	42,600	1,087,813
Vale SA (Sponsored ADR) (Local Preference Shares)	284,500	7,348,635
Vale SA (Sponsored ADR) – Class B	58,800	1,660,512

		23,467,531

		105,084,903

Retail – 6.4%
Regional Mall – 4.1%
BR Malls Participacoes SA	283,800	3,164,426
CFS Retail Property Trust	770,200	1,481,954

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	215

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Glimcher Realty Trust	445,007	$3,787,010
Multiplan Empreendimentos Imobiliarios SA	86,505	1,819,327
Simon Property Group, Inc.	156,002	18,330,235
Taubman Centers, Inc.	38,646	2,227,169
Westfield Group	852,996	7,446,726

		38,256,847

Shopping Center/Other Retail – 2.3%
Excel Trust, Inc.	200,700	2,161,539
Federal Realty Investment Trust	24,600	2,227,530
Klepierre	94,902	3,282,132
Link REIT (The)	971,812	3,388,354
RioCan Real Estate Investment Trust (New York)(b)	132,100	3,449,196
RioCan Real Estate Investment Trust (Toronto)	78,437	2,048,028
Tanger Factory Outlet Centers	82,500	2,320,725
Weingarten Realty Investors	123,733	3,015,373

		21,892,877

		60,149,724

Residential – 6.3%
Manufactured Homes – 0.2%
Equity Lifestyle Properties, Inc.	23,100	1,592,052

Multi-Family – 3.6%
BRE Properties, Inc.	63,750	3,204,075
Camden Property Trust	68,700	4,590,534
Colonial Properties Trust	182,916	3,844,894
Essex Property Trust, Inc.	36,954	5,304,747
GSW Immobilien AG(a)	71,480	2,305,191
Home Properties, Inc.	68,172	4,558,662
Mid-America Apartment Communities, Inc.	42,400	3,030,752
PDG Realty SA Empreendimentos e Participacoes	151,100	743,208
Post Properties, Inc.	34,600	1,446,280
Rossi Residencial SA	398,400	3,053,257
Stockland	464,585	1,490,659

		33,572,259

Self Storage – 2.1%
Big Yellow Group PLC	875,340	3,733,780
Extra Space Storage, Inc.	190,637	4,098,696
Public Storage	66,817	8,267,267
U-Store-It Trust	316,300	3,397,062

		19,496,805

Student Housing – 0.4%
American Campus Communities, Inc.	99,600	3,885,396

		58,546,512

216	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 3.6%
Office – 3.6%
Beni Stabili SpA	1,867,411	$1,399,879
Boston Properties, Inc.	84,835	8,847,442
Castellum AB	214,644	3,092,699
Cominar Real Estate Investment Trust	98,593	2,214,894
Douglas Emmett, Inc.	248,648	4,485,610
Duke Realty Corp.	249,800	2,965,126
Great Portland Estates PLC	476,500	2,789,763
Hongkong Land Holdings Ltd.	762,000	4,413,890
Kilroy Realty Corp.	44,009	1,572,442
SL Green Realty Corp.	29,907	2,160,482

		33,942,227

Lodging – 1.6%
Lodging – 1.6%
Ashford Hospitality Trust, Inc.	355,028	2,875,727
Great Eagle Holdings Ltd.	685,000	2,029,927
InnVest Real Estate Investment Trust	412,366	1,920,136
Intercontinental Hotels Group PLC	196,800	3,316,954
RLJ Lodging Trust(a)	148,292	1,966,352
Wyndham Worldwide Corp.	100,700	3,270,736

		15,379,832

Industrials – 0.8%
Industrial Warehouse Distribution – 0.4%
Ascendas Real Estate Investment Trust	908,000	1,598,786
Global Logistic Properties Ltd.(a)	1,136,000	1,576,523

		3,175,309

Mixed Office Industrial – 0.4%
Goodman Group	5,590,500	3,903,879

		7,079,188

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.5%
Bunge Ltd.	71,200	4,607,352

Total Common Stocks (cost $574,357,796)		595,923,386

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 33.3%
United States – 33.3%
U.S. Treasury Inflation Index 0.625%, 4/15/13 (TIPS)	$32,048	32,772,001
1.875%, 7/15/13 (TIPS)	44,479	46,827,599
2.00%, 4/15/12 (TIPS)(c)	76,538	77,667,723

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	217

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

3.00%, 7/15/12 (TIPS)	$59,806	$61,885,083
3.375%, 1/15/12 (TIPS)	91,941	93,061,918

Total Inflation - Linked Securities (cost $313,325,206)		312,214,324

	Shares
INVESTMENT COMPANIES – 1.0%
Funds and Investment Trust – 1.0%
Market Vectors Gold Miners ETF (cost $9,313,684)	151,500	9,515,715

	Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Aluminum HG Futures Expiration: Dec 2011, Exercise Price: $ 2,300.00(a)(d)	500	707,419
Copper London Metal Exchange Futures Expiration: Dec 2011, Exercise Price: $8,000.00(a)(d)	150	691,478
Gold 100 OZ Futures Expiration: Nov 2011, Exercise Price: $ 1,800.00(a)(e)	50	389,000

Total Options Purchased - Puts (cost $2,150,486)		1,787,897

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (Cost $4,895,524)	4,895,524	4,895,524

Total Investments – 98.6% (cost $904,042,696)		924,336,846
Other assets less liabilities – 1.4%		12,944,485

Net Assets – 100.0%		$937,281,331

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	34	November 2011	$2,190,948	$2,094,400	$(96,548)
Cocoa Futures	34	December 2011	1,053,422	1,058,420	4,998
Corn Futures	170	December 2011	6,024,700	6,523,750	499,050
Gasoline RBOB Futures	18	November 2011	2,061,441	2,138,649	77,208
Gold 100 OZ Futures	101	December 2011	18,405,243	18,500,170	94,927
Lean Hogs Futures	203	December 2011	6,890,681	6,731,480	(159,201)
Live Cattle Futures	174	December 2011	8,371,607	8,066,640	(304,967)
Natural Gas Futures	51	November 2011	2,069,598	2,128,230	58,632
Nickel Futures	10	November 2011	1,445,020	1,331,820	(113,200)

218	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Platinum Futures	97	October 2011	$8,860,973	$9,002,570	$141,597
Soybean Futures	37	November 2011	2,552,651	2,696,375	143,724
Sugar 11 Futures	59	March 2012	1,856,189	1,908,390	52,201

Sold Contracts
Aluminum HG Futures	34	November 2011	2,020,426	2,094,400	(73,974)
Brent Crude Oil	52	October 2011	5,655,409	5,932,160	(276,751)
Cocoa Futures	30	December 2011	928,138	953,039	(24,901)
Coffee C Futures	61	December 2011	5,520,272	6,593,719	(1,073,447)
Copper LME Futures	15	November 2011	3,332,986	3,478,219	(145,233)
Nickel Futures	6	November 2011	779,394	799,092	(19,698)
S&P 500 E Mini Index Futures	468	September 2011	27,141,814	28,494,180	(1,352,366)
Wheat Futures	363	December 2011	14,743,904	14,365,725	378,179

					$(2,189,770)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/15/11	9,074	$9,236,686	$9,262,782	$26,096
Japanese Yen settling 9/15/11	1,982,570	25,152,496	25,894,837	742,341
Morgan Stanley and Co., Inc.:
Euro settling 12/15/11	3,420	4,917,515	4,906,871	(10,644)
Great British Pound settling 12/15/11	5,010	8,262,993	8,123,149	(139,844)
Royal Bank of Scotland PLC:
Chinese Yuan Renminbi settling 12/15/11(1)	205,303	32,361,759	32,365,403	3,644
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	15,832	16,303,794	16,714,595	410,801
Japanese Yen settling 9/15/11	619,299	7,690,671	8,088,817	398,146
Japanese Yen settling 12/15/11	991,065	12,656,471	12,956,830	300,359
Norwegian Krone settling 12/15/11	17,593	3,183,919	3,260,016	76,097
Singapore Dollar settling 12/15/11	9,106	7,473,920	7,569,796	95,876
Swedish Krona settling 12/15/11	11,509	1,768,700	1,805,028	36,328
Swiss Franc settling 12/15/11	4,722	6,181,680	5,878,284	(303,396)

Sale Contracts
Bank of America NA:
Canadian Dollar settling 9/15/11	32,065	32,866,954	32,732,101	134,853
Credit Suisse London Branch (GFX):
Great British Pound settling 12/15/11	4,629	7,649,515	7,505,401	144,114
HSBC BANKUSA:
Japanese Yen settling 9/15/11	2,601,869	32,456,826	33,983,654	(1,526,828)
Morgan Stanley and Co., Inc.:
Australian Dollar settling 12/15/11	7,982	8,336,521	8,426,977	(90,456)
Australian Dollar settling 12/15/11	15,832	16,535,178	16,714,595	(179,417)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	219

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	3,006	$3,155,999	$3,173,577	$(17,578)
Canadian Dollar settling 12/15/11	2,594	2,650,455	2,642,918	7,537
Euro settling 12/15/11	17,728	25,072,356	25,435,387	(363,031)
Great British Pound settling 12/15/11	1,437	2,340,456	2,329,933	10,523

				$(244,479)

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	325,430	0.21%	$109,744	9/15/11	Barclays Bank PLC	$4,156,560
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	87,645	0.30%	10,168	9/15/11	Citibank NA	700,695
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	8,169	0.30%	948	9/15/11	Citibank NA	65,309
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	206,022	0.20%	69,476	9/15/11	Credit Suisse International	2,631,743
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	121,929	0.20%	41,118	11/15/11	Goldman Sachs International	1,557,604
Receive	Dow Jones-UBS Commodity Index	73,021	0.13%	11,566	9/15/11	JPMorgan Chase Bank NA	440,244

220	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	70,569	0.13%	$11,178	9/15/11	JPMorgan Chase Bank NA	$425,461
Receive	Dow Jones-UBS Commodity Index	61,569	0.13%	9,752	9/15/11	JPMorgan Chase Bank NA	371,200
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	18,590	0.20%	6,269	9/15/11	JPMorgan Chase Bank NA	237,470
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	13,321	0.20%	4,492	9/15/11	JPMorgan Chase Bank NA	170,164
Receive	Dow Jones-UBS Commodity Index	20,254	0.13%	3,208	9/15/11	JPMorgan Chase Bank NA	122,111

							$10,878,561

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $5,508,575 or 0.6% of net assets.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $5,519,958.

(d)	One contract relates to 25 shares.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	221

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy2 (each a “Strategy” and collectively the “Strategies”),3 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),4 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Trustees on August 2-4, 2011.

2	Formerly known as Wealth Preservation Strategy.

3	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

4	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protection Portfolio (formerly Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

222	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees[6]	Net Assets 06/30/11 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,987.6	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$1,753.3	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$625.4	Conservative Wealth Strategy

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	223

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments pending further review.

Set forth below are the total expense ratios7 of the Strategies for the most recent semi-annual period:8

Strategy	Total Expense Ratio (2/28/11)			Fiscal Year End
Balanced Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.72 1.02 1.74 1.73 1.37 1.06 0.73	% % % % % % %	August 31 (ratios as of February 28, 2011)

Wealth Appreciation Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.82 1.12 1.86 1.83 1.47 1.16 0.83	% % % % % % %	August 31 (ratios as of February 28, 2011)

Conservative Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.72 1.03 1.75 1.73 1.40 1.09 0.72	% % % % % % %	August 31 (ratios as of February 28, 2011)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

7	Expense ratios include expenses of the underlying Pooling Portfolios in which the Funds invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six months ended February 28, 2011, the estimated annualized blended expense ratios related to the Pooling Portfolios were 0.01%, 0.02%, 0.02% and 0.02%, respectively.

8	Semi-annual total expense ratios are unaudited.

224	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The Adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	225

contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as Balanced Wealth Strategy.10

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Strategies:

Fund	Luxembourg Fund	Fee[11]
Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[12]	0.70%

Wealth Appreciation Strategy	Aggressive[12]	0.75%

Conservative Wealth Strategy	Conservative[12]	0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

12	This ITM fund is privately placed or institutional.

226	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included each Strategy’s ranking with respect to the contractual management fee relative to the median of the Strategy’s Lipper Expense Group (“EG”)14 at the approximate current asset level of the Strategy.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Group Median (%)	Rank
Balanced Wealth Strategy	0.550	0.598	4/9
Wealth Appreciation Strategy[16]	0.650	0.759	1/10
Conservative Wealth Strategy	0.550	0.570	5/11

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

16	The Strategy’s EG includes the Strategy, four other Global Multi-Cap Core (“GMLC”), one Global Large-Cap Value (“GLCV”) and four Global Large-Cap Growth (“GLCG”) funds.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	227

However, because Lipper had expanded the EG of Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.17 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	1.019	1.136	3/9	1.136	11/37
Wealth Appreciation Strategy[19]	1.124	1.404	1/10	1.400	6/34
Conservative Wealth Strategy	1.029	1.065	3/11	1.079	8/24

Based on this analysis, except for Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Expect for

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC, GLCV and GLCG, excluding outliers.

228	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Conservative Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2010, relative to 2009.20

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$311,508
Wealth Appreciation Strategy	$93,116
Conservative Wealth Strategy	$101,099

20	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with respect to the Strategies. The Strategy in which the Adviser’s 2010 profitability changed from a decrease to an increase was Conservative Wealth Strategy.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	229

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$12,282,781	$481,409
Wealth Appreciation Strategy	$6,032,051	$234,351
Conservative Wealth Strategy	$4,320,809	$202,530

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$1,056,845
Wealth Appreciation Strategy	$982,422
Conservative Wealth Strategy	$299,545

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. International Value Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

230	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

22	The Deli study was originally published in 2002 based on 1997 data.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	231

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings25 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended May 31, 2011.27

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	19.98	19.04	18.68	4/9	21/82
3 year	2.15	1.62	3.25	4/9	58/76
5 year	3.88	4.03	4.69	6/9	49/66
Wealth Appreciation Strategy
1 year	25.65	27.92	27.29	5/5	16/23
3 year	-2.27	-0.22	-0.02	4/5	13/15
5 year	1.30	1.74	2.71	2/2	9/10
Conservative Wealth Strategy
1 year	12.51	15.21	13.57	10/11	55/82
3 year	3.14	4.69	4.50	9/11	57/75
5 year	4.10	4.67	5.02	8/9	50/63

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)28 versus their benchmarks.29

	Periods Ending May 31, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy	19.98	2.15	3.88	6.20
60% S&P 500 / 40% Barclays Capital U.S. Aggregate Index	17.88	3.69	5.03	6.00
S&P 500 Index	25.95	0.91	3.32	5.69
Barclays Capital U.S. Aggregate Index	5.84	6.53	6.63	5.47
Inception Date: September 2, 2003

25	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. It should be noted that performance returns of the Strategies were provided by Lipper.

26	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

28	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

29	The Adviser provided Fund and benchmark performance return information for periods through May 31, 2011.

232	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

	Periods Ending May 31, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Wealth Appreciation Strategy	25.65	-2.27	1.30	5.63
70% S&P 500 / 30% MSCI EAFE Net Index	27.45	-0.52	2.92	7.01
S&P 500 Index	25.95	0.91	3.32	5.69
MSCI EAFE Net Index	30.69	-4.12	1.73	9.02
Inception Date: September 2, 2003

Conservative Wealth Strategy	12.51	3.14	4.10	5.07
70% Barclays Capital U.S. Aggregate / 30% S&P 500 Index	11.84	5.31	5.98	5.66
Barclays Capital U.S. Aggregate Index	5.84	6.53	6.63	5.47
S&P 500 Index	25.95	0.91	3.32	5.69
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	233

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

234	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	235

NOTES

236	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	237

NOTES

238	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	239

NOTES

240	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0811

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy	2010	$19,120		$12,913
	2011	$19,120	$206	$12,307
AB Wealth Appreciation Strategy	2010	$19,120		$12,913
	2011	$19,120	$206	$12,307
AB Conservative Wealth Strategy	2010	$19,120		$12,913
	2011	$19,120	$206	$12,307
AB TM Balanced Wealth Strategy	2010	$36,500		$17,986
	2011	$36,500	$206	$21,190
AB TM Wealth Appreciation Strategy	2010	$30,500		$17,086
	2011	$30,500	$206	$17,966
AB TM Conservative Wealth Strategy	2010	$36,500		$15,286
	2011	$36,500	$206	$21,189

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No.70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Balanced Wealth Strategy	2010	$606,440	$140,628
			$(127,715)
			$(12,913)
	2011	$732,420	$12,513
			$(206)
			$(12,307)
AB Wealth Appreciation Strategy	2010	$606,440	$140,628
			$(127,715)
			$(12,913)
	2011	$732,420	$12,513
			$(206)
			$(12,307)
AB Conservative Wealth Strategy	2010	$606,440	$140,628
			$(127,715)
			$(12,913)
	2011	$732,420	$12,513
			$(206)
			$(12,307)
AB TM Balanced Wealth Strategy	2010	$611,513	$145,701
			$(127,715)
			$(17,986)
	2011	$741,303	$21,396
			$(206)
			$(21,190)
AB TM Wealth Appreciation Strategy	2010	$610,613	$144,801
			$(127,715)
			$(17,086)
	2011	$738,079	$18,172
			$(206)
			$(17,966)
AB TM Conservative Wealth Strategy	2010	$608,813	$143,001
			$(127,715)
			$(15,286)
	2011	$741,302	$21,395
			$(206)
			$(21,189)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 25, 2011